As filed with the Securities and Exchange Commission on April 27, 2012

Registration File Nos. 033-79124 and 811-08520

U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 22	☒

(Check Appropriate Box or Boxes)

TIAA SEPARATE ACCOUNT VA-1

(Exact Name of Registrant)

730 Third Avenue

New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Stewart P. Greene, Esquire	Jeffrey S. Puretz, Esquire
Teachers Insurance and Annuity	Dechert LLP
Association of America	1775 I Street, N.W.
730 Third Avenue	Washington, D.C. 20006-2401
New York, New York 10017-3206

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2012

Individual Flexible-Premium Deferred Variable Annuities funded through

TIAA SEPARATE ACCOUNT VA-1

of Teachers Insurance Annuity Association of America

This prospectus (“Prospectus”) tells you about the Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (“TIAA”). Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not been distributing new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

TIAA Separate Account VA-1 (the “separate account”) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account (the “SIA”).

TIAA offers the separate account as part of the contract, which also has a fixed account. Whether the Teachers Personal Annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2012, and in the separate account’s annual and semi-annual reports. You can request these documents and other information about the separate account free of charge by writing to TIAA at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800-223-1200 or by going to the website www.tiaa-cref.org. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus; that means it is legally part of the Prospectus. The SAI’s table of contents is on the last page of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, the annual and semi-annual reports, material incorporated by reference into this Prospectus and other information regarding the separate account.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Definitions 3

Summary 4

Teachers Insurance and Annuity Association of America  6

The separate account 7

Adding, closing or substituting portfolios  7

Investment objective 8

Investment mix 8

Principal risks of investing in the SIA  8

Additional information about investment objective  10

Additional information about investment strategies and risks  10

Portfolio turnover 13

Portfolio holdings 13

More about the benchmark 13

Valuation of assets 14

Management and investment advisory arrangements  15

The account’s investment adviser  15

Portfolio management  16

The contract  17

Eligible purchasers of the contract  17

Remitting premiums 17

Important information about procedures for purchasing a new contract  18

Accumulation units  20

More about remitting premiums 20

The fixed account  20

Transfers between the separate account and the fixed account  21

Cash withdrawals 21

General considerations for all
transfer and cash withdrawals  22

Tax issues 22

Market timing 22

Charges 23

Separate account charges 23

Other charges 24

Brokerage commissions and related transaction expenses  24

The annuity period  24

Annuity starting date  25

Income options 25

Death benefits 26

Methods of payment  27

Timing of payments  28

Federal income taxes  29

Important transaction information  33

Additional information about index providers  35

Condensed financial information 36

Table of contents for Statement of
Additional Information 38

This Prospectus outlines the terms under which the contracts offered by the separate account are available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus. If anyone does offer you such information or representations, you should not rely on them.

DEFINITIONS

Throughout the Prospectus, the terms “you” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how they are used in the Prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units.

Accumulation Period  The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit  A share of participation in the separate account.

Advisors   Teachers Advisors, Inc., the investment adviser to the separate account.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner  The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary   Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day  Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day generally ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Contract   The fixed and variable components of the individual, flexible-premium, deferred Teachers Personal Annuity described in this Prospectus.

Contractowner   The person (or persons) who controls all the rights and benefits under a contract.

CREF   The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution  A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account  The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account  All of TIAA’s assets other than those allocated to the separate account or to any other TIAA separate account.

TIAA Separate Account VA-1  ■   Prospectus     3

Income Option  Any of the ways you can receive annuity income, which must be from the fixed account.

IRC   The Internal Revenue Code of 1986, as amended.

Premium   Any amount you invest in the contract.

Separate Account  TIAA Separate Account VA-1, which was established by TIAA under New York law to fund your variable annuity. The separate account holds its assets apart from TIAA’s other assets.

Survivor Income Option  An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA   Teachers Insurance and Annuity Association of America.

Valuation Day   Any Business Day.

SUMMARY

Read this summary together with the detailed information you will find in the rest of the Prospectus.

This Prospectus describes the variable component of the Teachers Personal Annuity contract, which also provides fixed annuity benefits (see “The Fixed Account” below). The contract is an individual flexible-premium deferred variable annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible Purchasers of the Contract” below).

THE SEPARATE ACCOUNT

The separate account is an open-end management investment company. The separate account has only one investment portfolio, the SIA. The SIA is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in the SIA, as in any portfolio, can fluctuate, and you bear the entire risk of any such fluctuation.

EXPENSES

Here is a summary of the direct and indirect expenses under the Teachers Personal Annuity contract.

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CONTRACTOWNER TRANSACTION EXPENSES
Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)	None
Transfer to the Fixed Account	None
Cash Withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge(1)	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)(2)	0.15%
Total Annual Expenses(3)	0.75%

(1) TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% of average daily net assets per year.

(2) Advisors has voluntarily agreed to waive the portion of its 0.30% annual investment advisory charge that exceeds 0.15% of average daily net assets. This voluntary waiver can be discontinued at any time.

(3) If the full amount of the administrative expense, investment advisory and mortality and expense risk charges were imposed, total annual expenses would be 1.50% of average daily net assets. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months’ notice before TIAA raises any of these charges. Premium taxes also may apply to certain contracts (see “Other Charges” below).

The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The example also assumes that your investment has a 5% annual return each year and that expenses remain the same. This table is intended to help you compare the various expenses you would bear, directly or indirectly, as an owner of a contract for the time periods indicated. Remember that this table does not represent actual past or future expenses or investment performance. Actual expenses may be higher or lower than those shown. For more information, see “Charges” below.

	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the
applicable time period:	$8	$24	$42	$93
If you annuitize at the end of the applicable time period:	$8	$24	$42	$93
If you do not withdraw your entire accumulation:	$8	$24	$42	$93

“Free Look” Right.  Until the end of the period of time specified in the contract (the “free look” period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, TIAA will refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to TIAA. In states that do not allow TIAA to refund accumulation value only, TIAA will refund the premiums you paid to the contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate

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account during the “free look” period cannot exceed $10,000. TIAA will consider the contract returned on the date it is postmarked and properly addressed or, if it is not postmarked, on the day TIAA receives it. TIAA will send you the refund within seven (7) days after it receives written notice of cancellation and the returned contract. TIAA will cancel the contract as of the date of issue.

Restrictions on Transfers and Cash Withdrawals.  Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, the number of transfers from the separate account to the fixed account may be limited to one in any 90-day period. All transfers must generally be for at least $250 or your entire account balance. All cash withdrawals must generally be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59½.  For more information, see “Income Options” and “Federal Income Taxes” below.

For more information on the features of the separate account’s contract, please see “The Contract” below. For condensed financial information pertaining to the separate account, please see “Condensed Financial Information” below.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters is at 730 Third Avenue, New York, NY 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.8 million people at approximately 15,000 institutions. As of December 31, 2011, TIAA’s net assets were approximately $225.9 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $464.4 billion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

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THE SEPARATE ACCOUNT

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a Management Committee (the “Management Committee”). As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the New York Department of Financial Services (“NYDFS”) and the insurance departments of other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes”  below).

ADDING, CLOSING OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of a single investment portfolio, the SIA, but TIAA can add new investment portfolios in the future. TIAA does not guarantee that the SIA, or any investment portfolio added in the future, will always be available. TIAA reserves the right, subject to any applicable law, to change the separate account and its investments. TIAA can add or close portfolios, substitute one portfolio for another with the same or different fees and charges or combine portfolios, subject to the requirements of applicable law. TIAA can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC or the 1940 Act. TIAA can make some changes at its discretion, subject to NYDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a particular contract to another insurance company.

TIAA Separate Account VA-1  ■   Prospectus     7

INVESTMENT OBJECTIVE

The separate account currently consists solely of the SIA. The investment objective of the SIA is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index. Of course, there is no guarantee that the SIA will meet its investment objective.

INVESTMENT MIX

The SIA seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000® Index” below). Under normal circumstances, the SIA has a policy of investing at least 80% of its assets in securities within the Index. Advisors will provide contractowners with at least 60 days’ prior notice before making changes to this policy. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index.

Using the Index is not fundamental to the SIA’s investment objective and policies. The SIA’s benchmark index can change at any time and TIAA will notify you if this happens.

PRINCIPAL RISKS OF INVESTING IN THE SIA

In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the SIA may decrease because the value of equity securities in which the SIA invests could decrease. Therefore, an investment in the SIA, or any of the SIA’s equity investments, is subject to the following principal investment risks described below:

• Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the SIA holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally

8     Prospectus  ■  TIAA Separate Account VA-1

decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the SIA may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

• Index Risk—The risk that the SIA’s performance will not correspond to its benchmark index for any period of time. Although Advisors attempts to use the investment performance of the SIA’s index as a baseline, the SIA’s portfolio may not duplicate the exact composition of its index. In addition, unlike a variable annuity, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the SIA to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the SIA cannot guarantee that its performance will match its index for any period of time.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, Advisors may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that Advisors wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of medium-sized and larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over

TIAA Separate Account VA-1  ■  Prospectus     9

an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that Advisors wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE

Changing the investment objective of the SIA does not require a vote by contractowners. The SIA can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the SIA’s fundamental investment policies (i.e., policies that require contractowner approval to change).

The SIA’s general perspective is long-term, and Advisors seeks to avoid both extreme conservatism and high risk in investing. Advisors manages the SIA’s assets (see “Management and Investment Advisory Arrangements” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including the TIAA-CREF Life Funds and the TIAA-CREF Funds. Ordinarily, investment decisions for the SIA will be made independently, but managers for the SIA may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the SIA buys or sells, as well as the price paid or received.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Other investments

The SIA can also hold other investments with returns that depend upon stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The SIA can also make swap arrangements where the return is linked to a recognized stock market index. The SIA would make such investments in order to seek to match the total return of the Index. However, they might not track the return of the Index in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involves special risks. The SIA can hold other types of securities with equity characteristics, such as bonds

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convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the SIA can hold fixed-income securities that it acquires because of mergers, recapitalizations or other transactions.

For more information on these instruments and their risks, see the SAI. Such investing by the SIA is subject to any necessary regulatory approvals and requirements. For liquidity, the SIA can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The SIA may also manage cash by investing in money market funds or other short-term investment company securities.

Options, futures, and other investments

The SIA can buy and sell options (puts and calls) and futures to the extent permitted by the NYDFS, the SEC and the Commodity Futures Trading Commission. Advisors intends to use options and futures contracts primarily as hedging techniques or for cash management, not for speculation, but use of these instruments involves special considerations and risks nonetheless.

The SIA can also invest in other financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid securities

The SIA can invest up to 10% of its net assets, measured at the time of investment, in investments that may not be readily marketable, making it difficult to sell these securities quickly at fair market value. For more information, see the SAI.

Temporary defensive measures

The SIA may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the SIA may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

Repurchase agreements

The SIA can use repurchase agreements to manage cash balances. In a repurchase agreement, Advisors buys an underlying debt instrument for the SIA on the condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm commitment agreements and “when issued” securities

The SIA can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. The SIA might do this if Advisors expects a decline in interest rates, believing that it may be better to commit now to purchase securities with a later issue or delivery date. The SIA may also

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purchase securities on a “when issued” basis, with the exact terms set at the time of the transaction. Advisors expects that these transactions will be relatively infrequent. For more information, see the SAI.

Investment companies

The SIA may invest up to 10% of the value of its assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”). The SIA may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the SIA invests in another investment company, like an ETF, the SIA bears a proportionate share of expenses charged by the investment company in which it invests.

Securities lending

The separate account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of a decline in the value of such collateral.

As with any extension of credit, however, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

Borrowing

The SIA can borrow money from banks, not exceeding 33 ¹/3% of the SIA’s total assets taken at market value at the time of borrowing. The SIA can also borrow money from other sources temporarily, but in an amount that is no more than 5% of the SIA’s total assets taken at market value at the time of borrowing. If the SIA borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that the SIA’s accumulation unit value may change in response to market fluctuations. For more information, see the SAI.

Performance information

From time to time, TIAA advertises the total return and average annual total return of the SIA. “Total return” means the cumulative percentage increase or

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decrease in the value of an investment over standard one-, five- and ten-year periods (and occasionally other periods as well).

“Average annual total return” means the annually-compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They are not a guarantee that the SIA will perform equally or similarly in the future. Write or call TIAA for current performance figures for the SIA (see “Contacting TIAA” below).

PORTFOLIO TURNOVER

To the extent that Advisors engages in active and frequent trading of the SIA’s portfolio securities, the SIA will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the SIA and, ultimately, by contractowners. The SIA is not subject to a specific limitation on portfolio turnover, and securities of the SIA may be sold at any time such sale is deemed advisable by Advisors for investment or operational reasons. The portfolio turnover rates of the SIA during recent fiscal periods are included below under “Condensed Financial Information.”

PORTFOLIO HOLDINGS

A description of the separate account’s policies and procedures with respect to the disclosure of the SIA’s portfolio holdings is available in the SAI.

MORE ABOUT THE BENCHMARK

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Use of the following index by the SIA is not a fundamental policy of the SIA, so the SIA can substitute other indices without contractowner approval. The SIA will notify contractowners when such a change is made.

Advisors will adjust the SIA’s portfolio to reflect changes in the benchmark index as appropriate. Advisors can also adjust the SIA’s portfolio because of mergers and other similar events.

Russell 3000® Index

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000® companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2011 the market capitalization of companies in the Russell 3000® Index ranged from $23 million to $417.5 billion, with a mean market capitalization of $79.4 billion and a median market capitalization of $913 million. The Russell Investment

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Group determines the composition of the index based only on market capitalization and can change its composition at any time.

VALUATION OF ASSETS

Advisors calculate the value of the assets in the separate account as of the close of every valuation day. We generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the separate account. If market quotations or values from independent pricing services are not readily available or are not considered reliable, we will value the securities using “fair value,” as determined in good faith using procedures approved by the Management Committee. We will also use “fair value” if events that have an effect on the value of an investment (as determined in Advisors’ discretion) occur between the time when its price is determined and the time an Account’s AUV is calculated. For example, we use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the separate account’s AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the separate account’s AUV. Although we fair value portfolio securities on a security-by-security basis, foreign portfolio securities will be fair valued more frequently than other securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing will occur, for instance, when there are market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, we will fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any valuation day (generally 4:00 p.m. Eastern Time). This will have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Account to the detriment of longer-term investors, it will reduce some of the certainty in pricing obtained by using actual market close prices.

Our fair value pricing procedures provide, among other things, for Advisors to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the separate account uses a fair value pricing service approved by the separate account’s Board of Trustees. This pricing service employs quantitative models to value foreign

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equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the separate account may cause the AUV of the separate account’s units to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. Advisors also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value any security when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments with remaining maturities of 60 days or less are generally valued at amortized cost.

This valuation method does not factor in unrealized gains or losses in the separate account’s portfolio securities. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the separate account would receive if it sold the security. See the SAI for more information.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

THE ACCOUNT’S INVESTMENT ADVISER

Advisors manages the assets of the separate account under the supervision of the Management Committee. Advisors is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of the TIAA-CREF Funds and the TIAA-CREF Life Funds. Advisors shares investment personnel with other affiliates of TIAA, including TIAA-CREF Investment Management, LLC (“TCIM”), the investment adviser to CREF. As of December 31, 2011, Advisors and TCIM together had approximately $220 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at

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cost.” The SIA described in this Prospectus, however, pays the management fees and other expenses that are described in the table on Contractowner Expenses in the Prospectus. The fees paid by the SIA to Advisors and its affiliates are intended to compensate these service providers for their services to the separate account and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can  earn a profit or incur a loss on the services which they render to the separate account.

Advisors manages the assets of the separate account based on an investment management agreement (the “Agreement”) with the separate account. During the fiscal year ended December 31, 2011, Advisors charged the separate account an annual rate of 0.15% of average daily net assets of the SIA for managing the SIA.

Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Advisors also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for the SIA. Advisors supervises and acts as liaison among various other service providers to the separate account.

A discussion regarding the basis for the Management Committee’s most recent approval of the Agreement is available in the separate account’s most recent Semi-Annual Report to contractowners for the six-month period ended June 30. For a free copy of the separate account’s reports, please call 800 223-1200, visit the separate account’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT

The SIA is managed by a team of managers, whose members are responsible for its day-to-day management, with expertise in the area(s) applicable to the SIA’s investments. The following is a list of members of the management team primarily responsible for managing the SIA’s investments, along with their relevant experience. The members of this team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005

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Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

The separate account’s SAI provides additional disclosure about the compensation structure of the SIA’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of interest in the SIA.

THE CONTRACT

The contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all 50 states and the District of Columbia. Until further notice the contracts are not being currently offered; however, TIAA does accept additional premiums for existing contracts (or contract replacements). TIAA does not offer contracts in states where TIAA’s affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

ELIGIBLE PURCHASERS OF THE CONTRACT

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

REMITTING PREMIUMS

Initial premiums

TIAA has determined to temporarily suspend sales of the contracts. In the event sales of contracts resume, TIAA will issue you a contract as soon as it receives your completed application and your initial premium of at least $250 at TIAA’s home office, even if you do not initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

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TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. TIAA also reserves the right to temporarily waive the $250 minimum initial premium amount.) Note that TIAA cannot accept money orders or travelers’ checks. In addition, TIAA will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check. TIAA will credit your initial premium within two business days after it receives all necessary information and the premium itself. If TIAA does not have the necessary information within five business days, TIAA will contact you to explain the delay. The initial premium will be returned to you at that time unless you consent to TIAA keeping it and TIAA will then credit it as soon as it receives the missing information from you.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A NEW CONTRACT

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including TIAA, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you purchase a contract, TIAA will ask for your name, physical address (a P.O. Box alone is insufficient), date of birth, Social Security number and other information that will allow TIAA to identify you, such as your home telephone number. Until you provide TIAA with the information it needs, it may not be able to provide you with a contract or effect any transactions for you.

Additional Premiums. Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

P.O. Box 530195

Atlanta, GA 30353-0195

If you do not have a coupon, use a separate piece of paper to provide your name, address and contract number. These premiums will be credited as of the business day TIAA receives them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, TIAA reserves the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, it will accept premiums under a new replacement contract issued to you with the same annuitant, annuity starting date, beneficiary and methods of benefit payment as those under your contract at the time of replacement.

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Electronic Payment. You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here is what you need to do:

1. If you are sending in an initial premium, send TIAA your application;

2.  Instruct your bank to wire money or send an ACH payment to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA

Account Number: 4068-4865

3. Specify on the wire or payment:

• Your name, address and Social Security number(s) or Taxpayer Identification Number

• Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract does not restrict how large your premiums are or how often you send them, although TIAA reserves the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires TIAA to refund all payments upon the cancellation of your contract during the free look period.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the SIA count toward this limit.

TIAA reserves the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, TIAA may be required to reject a premium payment. TIAA may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator. TIAA may also be required to provide additional information about you and your contract to government regulators.

Federal law requires TIAA to obtain, verify and record information that identifies each person who purchases a contract. Until TIAA receives the information it needs, TIAA may not be able to effect transactions for you. Furthermore, if TIAA is unable to verify your identity, or that of another person authorized to act on your behalf, or if TIAA believes that it has identified potentially criminal activity or false information, TIAA reserves the right to take such action as it deems appropriate, which may include terminating your contract.

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ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your accumulation units will decrease. TIAA calculates how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the business day when TIAA received your premium. TIAA may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, TIAA uses the unit value for the business day when it receives your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, TIAA will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when TIAA receives all required information and documentation (see “The Annuity Period,” below). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when TIAA receives proof of death (see “Death Benefits,” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges” below). The unit value is calculated at the close of each valuation day. TIAA multiplies the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the change in value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges; and B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

MORE ABOUT REMITTING PREMIUMS

TIAA will not be deemed to have received any premiums sent to the lockbox addresses TIAA has designated in this Prospectus for remitting premiums until the lockbox provider has processed the payment on TIAA’s behalf.

THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except

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those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has informed TIAA that they do not review the information in this Prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your contract for information on the applicable guaranteed rate under your contract.

This Prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time, except for systematic transfers, which must be at least $100) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, TIAA does not charge you for transfers from the separate account to the fixed account. TIAA does not currently limit the number of transfers from the separate account, but TIAA reserves the right to do so in the future to once every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must generally be for at least $1,000 (except for systematic withdrawals, which must be at least $100) or your entire accumulation, if less. TIAA reserves the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there is no charge for cash withdrawals.

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If you withdraw your entire accumulation in the separate account and the fixed account, TIAA will cancel your contract and all of TIAA’s obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell TIAA how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day TIAA receives your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to TIAA.

To request a transfer, write to TIAA’s home office, call TIAA’s Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center’s account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. TIAA can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal Income Taxes” below.

MARKET TIMING

Because you may only make transfers out of the fixed account once every 180 days, and because there may be tax penalties for early withdrawals, the opportunities for market timing between the SIA and the fixed account are limited. In addition, the separate account consists of domestic securities and has only one investment portfolio (the SIA). As a result, no specific market timing policies have been adopted by the Management Committee for the separate account. The separate account seeks to apply its transfer restrictions to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the SIA in an effort to “time” the market could cause the SIA to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the SIA. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

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The SIA is not appropriate for market timing. You should not invest in the separate account if you want to engage in market timing.

CHARGES

SEPARATE ACCOUNT CHARGES

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before TIAA raises any of these charges. TIAA guarantees that total annual expenses will never exceed 1.50% of average daily net assets.

Advisors provides investment management services to the SIA. TIAA provides the administrative services for the separate account and the contracts.

Investment Advisory Charge. This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services provided for the separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate 0.30% of average daily net assets. However, Advisors has voluntarily agreed to waive 0.15% of its fee, so that the actual investment advisory charged is equivalent to an annual rate of 0.15% of average daily net assets.

Administrative Expense Charge. This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general

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account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

TIAA reserves the right to increase the overall maximum expense charge to 1.50% of average daily net assets per year.

OTHER CHARGES

No Deductions from Premiums. The contract provides for no front-end charges, sales loads or redemption fees.

Premium Taxes. Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation value when the tax is applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, TIAA will deduct premium taxes at those times. Current state premium taxes, where charged, range from 1% to 3.50% of annuity payments.

BROKERAGE COMMISSIONS AND RELATED TRANSACTION EXPENSES

Brokers’ commissions, transfer taxes, the pro rata portion of the expenses of other investment companies in which the SIA invests and other portfolio fees are charged directly to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last Valuation Day of the month before the annuity starting date. TIAA transfers your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

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Technically all benefits are payable at TIAA’s home office, but TIAA will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let TIAA know. TIAA can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, TIAA will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s 90th birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes,” below). In any case, the annuity starting date must be at least 14 months after the date your contract is issued.

For payments to begin on the annuity starting date, TIAA must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If TIAA hasn’t received all the necessary information, it will defer the annuity starting date until the first day of the month after the information was received, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if TIAA has not otherwise received all the necessary information, it will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while TIAA processes your choice of income options and calculates the amount of your initial payment.

INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options from which to choose.

The current options are:

Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death, so it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the

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guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options. Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

Full Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit after the Death of the Annuitant, With or Without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

TIAA may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS

Death benefits become payable when TIAA receives proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the

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death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when the beneficiary claims the death benefit. If the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract or receive the death benefit. If the spouse does not make a choice within 60 days after TIAA receives proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day TIAA receives proof of death or, if that is not a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), TIAA will deposit the difference in the fixed account as of the day TIAA receives proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The Fixed Account” above). While you and the annuitant are both alive, you can change the method of payment you have chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify TIAA in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if TIAA has not received all of the required information, death benefits must begin by the first day of the month following the 60th day after TIAA receives proof of death. If no method of payment has been chosen by that time, TIAA will have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), TIAA will apply these distribution requirements if the annuitant dies.

METHODS OF PAYMENT

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of Annuities” below.) With methods offering periodic payments,

TIAA Separate Account VA-1  ■  Prospectus     27

benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment. The entire death benefit is paid at once (within seven days after TIAA receives all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period. Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes,” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

Payments for a Fixed Period. Payable over two to 30 years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments. TIAA will pay interest on the amount of the death benefit each month for two to 30 years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With A 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, TIAA reserves the right to require a change in choice that will result in payments of $100 or more.

TIMING OF PAYMENTS

Usually TIAA will make the following kinds of payments from the separate account within seven calendar days after TIAA has received the information it needs to process a request:

1. Cash withdrawals;

2. Transfers to the fixed account; and

3. Death benefits.

TIAA can extend the seven-day period only if (1) the NYSE is closed (or trading restricted by the SEC) on a day that is not a weekend or holiday; (2) an

28     Prospectus  ■  TIAA Separate Account VA-1

SEC-recognized emergency makes it impractical for Advisors to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires TIAA by order to postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on TIAA’s understanding of current federal income tax law under current Internal Revenue Service (“IRS”) interpretations. TIAA cannot guarantee that the law or the IRS’s interpretation will not change.

TIAA has not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome. You should consult a qualified tax professional for advice before executing any transaction involving a contract.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how Advisors makes investments for the separate account.

Owner Control. Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you would have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The U.S. Treasury Department says that the regulations on investment diversification do not provide guidance about when and how investor control of a segregated asset account’s investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets for tax purposes.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies

TIAA Separate Account VA-1  ■   Prospectus     29

before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. TIAA believes an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

The following discussion applies generally to contracts owned by a natural person:

Withdrawals.  If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

30     Prospectus  ■  TIAA Separate Account VA-1

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach 59½;

(2) after you die (or after the annuitant dies, if the owner is not an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that are not discussed here. If you are thinking about any of those transactions, contact a professional tax adviser for advice before executing a transaction.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, most recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate’s non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where the U.S. Treasury Department concludes that it would be appropriate to treat two or more annuity contracts

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purchased by the same owner as if they were one contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require TIAA to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

RESIDENTS OF PUERTO RICO

The IRS has announced that income received from an annuity contract by residents of Puerto Rico is U.S.-source income that is generally subject to U.S. federal income tax.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

POSSIBLE CHARGE FOR TIAA’S TAXES

Currently TIAA does not charge the separate account for any federal, state or local taxes on it or its contracts (other than premium taxes—see above) but TIAA reserves the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that TIAA believes should be attributed to them.

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TAX ADVICE

What TIAA tells you here about federal and other taxes is not comprehensive and is for general information only. It does not cover every situation. Taxation varies depending on the circumstances, and foreign, state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

IMPORTANT TRANSACTION INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. TIAA is providing important information to help you understand how TIAA’s contracts work and how TIAA’s ability to meet its obligations affects your contract.

Assets in the separate account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from the TIAA general account, and may not be charged with liabilities arising from any other business that TIAA may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of the TIAA general account. See “The Separate Account.”

Assets in the TIAA General Account. TIAA issues insurance policies and financial products other than the separate account and some of these products are supported by the assets in the TIAA general account (e.g., TIAA Traditional). These general account products are subject to TIAA’s claims-paying ability.

TIAA’s Financial Condition. As an insurance company, TIAA is required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of its general account. In order to meet its claims-paying obligations, TIAA monitors its reserves so that TIAA holds amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that TIAA will always be able to meet its claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulation. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that TIAA may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

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How to Obtain More Information. TIAA encourages contractowners to read and understand TIAA’s financial statements. The financial statements of TIAA are located in the SAI. For a free copy of the SAI, simply call or write TIAA at the phone number or address referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA’s Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

Choices and Changes: As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to TIAA and received at TIAA’s home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When TIAA receives a notice of a change in beneficiary or other person named to receive payments, it will execute the change as of the date it was signed, even if the signer dies in the meantime. TIAA executes all other changes as of the date received. As already mentioned, TIAA will delay the effective date of some transactions until it receives additional documentation (see “Remitting Premiums” above).

Telephone and Internet Transactions: You can use TIAA’s Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account and/or allocate future premiums to the separate account or the fixed account. For the ATS, you will be asked to enter your Social Security number and password. For the Web Center, you will be asked to enter your user identification, password and the answer to your security question. (You can establish a PIN by calling us.) Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800 842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

TIAA can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available.

Your Voting Rights: When contractowner meetings are held, contractowners generally can vote: (1) to elect members of the Management Committee; (2) to ratify the selection of an independent registered public

34     Prospectus  ■  TIAA Separate Account VA-1

accounting firm for the separate account; and (3) on any other matter that requires a vote by contractowners. On the record date, you will have one vote per dollar of your accumulation.

The phrase “majority of outstanding voting securities” means the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, the separate account will generally require a quorum of 10% of the outstanding voting securities, with a simple majority of votes cast required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, TIAA reserves the right to act as permitted.

Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 800 223-1200, and TIAA will send it to you free of charge.

Errors or Omissions: TIAA reserves the right to correct any errors or omissions on any form, report or statement that TIAA may send you.

Householding:  To cut costs and eliminate duplicate documents sent to your home, TIAA may mail only one copy of the separate account Prospectus, prospectus supplements, annual and semi-annual reports or certain other required documents to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call TIAA toll-free at 800 233-1200 or write TIAA.

Distribution:  The contracts are offered continuously by TPIS and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (“Services”), which are both registered with the SEC as broker-dealers, are members of the Financial Industry Regulatory Authority (“FINRA”) and are direct or indirect subsidiaries of TIAA. TPIS is the principal underwriter of the contracts. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, NY 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Signature Requirements: For some transactions, TIAA may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Contacting TIAA: TIAA will not consider any notice, form, request or payment to have been received by TIAA until it reaches the following address: Teachers Insurance and Annuity Association of America, P.O. Box 1261, Charlotte, NC 28201. You can ask questions by calling toll-free 800 223-1200.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights

TIAA Separate Account VA-1  ■  Prospectus     35

relating to the Russell Index and is the source and owner of the data contained or reflected in the performance values relating to the Russell Index. The separate account is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the separate account nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the fiscal years ended December 31, 2002–2011. The condensed financial information for the fiscal years ended December 31, 2011, 2010, 2009, 2008, 2007, 2006 and 2005 is derived from the separate account’s financial statements for those periods audited by PricewaterhouseCoopers LLP. Their reports appear in the separate account’s respective annual reports for those years, which are available without charge upon request and are incorporated herein by reference. Condensed financial information for fiscal periods ended December 31, 2004 and earlier is derived from financial statements audited by the separate account’s former independent registered public accounting firm. The table shows per accumulation unit data for the SIA, the only investment portfolio of the separate account.

36     Prospectus   ■  TIAA Separate Account VA-1

CONDENSED FINANCIAL INFORMATION

	Years Ended December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$1.754	$1.542	$1.413	$1.758	$1.750	$1.568	$1.378	$1.359	$1.041	$0.965
Total Expenses	0.671	0.591	0.452	0.484	0.575	0.584	0.519	0.468	0.310	0.218
Net investment income	1.083	0.951	0.961	1.274	1.175	0.984	0.859	0.891	0.731	0.747
Net realized and unrealized gain
(loss) on total investments	(0.755)	11.319	15.456	(37.166)	2.979	10.909	3.222	6.727	15.066	(15.200)
Net change in accumulation
unit value	0.328	12.270	16.417	(35.892)	4.154	11.893	4.081	7.618	15.797	(14.453)
Accumulation unit value:
Beginning of year	88.441	76.171	59.754	95.646	91.492	79.599	75.518	67.900	52.103	66.556
End of year	$88.769	$88.441	$76.171	$59.754	$95.646	$91.492	$79.599	$75.518	$67.900	$52.103

TOTAL RETURN*	0.37%	16.11%	27.48%	(37.53)%	4.54%	14.94%	5.40%	11.22%	30.32%	(21.72)%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver †	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.76%	0.00%
Expenses after waiver	0.75%	0.75%	0.71%	0.67%	0.67%	0.67%	0.67%	0.67%	0.53%	0.37%
Net investment income	1.21%	1.21%	1.50%	1.58%	1.19%	1.13%	1.12%	1.28%	1.26%	1.27%
SUPPLEMENTAL DATA
Portfolio turnover rate	6%	10%	6%	7%	6%	7%	6%	5%	4%	5%
Accumulation units outstanding
at end of year (in thousands)	7,875	8,427	8,921	9,488	10,345	10,882	11,598	12,123	12,176	11,801
Net assets at end of year
(in thousands)	$699,082	$745,289	$679,559	$566,938	$989,292	$996,044	$923,201	$915,478	$826,747	$614,853

* Based on per accumulation unit data.

† The ratio of expenses to average net assets before expense waiver was not included as part of the audited Condensed Financial Information until December 31, 2003.

TIAA Separate Account VA-1 ■ Prospectus 37

TABLE OF CONTENTS FOR
STATEMENT OF ADDITIONAL INFORMATION

Investment Restrictions B-2

Investment Policies and
Risk Considerations B-2

Firm Commitment Agreements and
Purchase of “When-Issued” Securities B-6

Valuation of Assets B-9

Disclosure of Portfolio Holdings B-10

Management of the Separate Account B-12

Proxy Voting Policies B-18

Investment Advisory and
Related Services  B-19

Information About the Separate
Account’s Portfolio Management  B-19

Administrative Services B-21

Advisors and TIAA B-21

Brokerage Allocation B-22

Periodic Reports B-23

General Matters B-23

State Regulation B-23

Legal Matters B-23

Experts  B-24

Additional Information B-24

Financial Statements B-24

Index to TIAA Financial Statements B-25

Appendix A: TIAA-CREF Policy
Statement on Corporate Governance  B-107

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STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible-Premium Deferred Variable Annuities

Funded through

TIAA SEPARATE ACCOUNT VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2012

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2012 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services: telephone 800 223-1200. Capitalized or defined terms in the Prospectus are incorporated into this SAI. As used in this SAI, references to the separate account also include the Stock Index Account (“SIA”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to TIAA Separate Account VA-1 (the “separate account”) and may not be changed without the approval of a majority of the separate account’s outstanding voting securities, as that term is defined under the Investment Company Act of 1940 (“1940 Act”).

1.	The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.

The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3.	The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;
6.	The separate account will not purchase real estate or mortgages directly;

7.	The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8.

The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Department of Financial Services (“NYDFS”) (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9.	The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

The separate account is a diversified, open-end, management investment company.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

CREDIT FACILITY

Borrowing and Lending Among Affiliates. The separate account participates in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of contractowner redemptions that otherwise

B-2	Statement of Additional Information ■ TIAA Separate Account VA-1

might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund (‘‘CREF’’), the TIAA-CREF Funds (‘‘TCF’’) and the TIAA-CREF Life Funds (‘‘TCLF’’), each of which is managed by Teachers Advisors, Inc., the separate account’s investment adviser (“Advisors”), or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and the separate account. Interest associated with any borrowings by the separate account under the facility will be charged to the separate account at rates that are based on a specified rate of interest.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in net asset value in response to market changes.

TEMPORARY DEFENSIVE POSITIONS

During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of the separate account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the separate account’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the account’s investment objective and policies. Under normal circumstances, the separate account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the SIA’s investment objective and policies and to meet operating expenses. To the extent that the SIA holds cash or invests in money market instruments, it may not achieve its investment objective.

ADDITIONAL RISKS RESULTING FROM RECENT MARKET EVENTS AND GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Events in the financial sector over the past few years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments temporarily banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the separate account.

Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may also take actions that affect the regulation of the instruments in which the separate account invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the separate account itself is regulated. Such legislation or regulation could limit or preclude the separate account’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the separate account’s portfolio holdings.

RESTRICTED SECURITIES

The separate account may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by the separate account of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Management Committee of the separate account has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by the separate account.

ILLIQUID INVESTMENTS

The Management Committee has delegated responsibility to Advisors for determining the value and liquidity of investments held by the separate account. The separate account may invest up to 10% of its net assets (taken at current value) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations on, or delays in, resale

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may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the separate account to dispose of illiquid securities promptly or to sell such securities for their fair market value.

PREFERRED STOCK

The separate account can invest in preferred stock consistent with its investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt instruments of the issuer in those same respects. Unlike interest payments on debt instruments, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

OPTIONS AND FUTURES

The separate account may engage in options (puts and calls) and futures strategies to the extent permitted by the NYDFS and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Options. Option-related activities could include (1) selling covered call option contracts and purchasing call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style), prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling of a call option would benefit the separate account if, over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium of the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of the separate account.

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There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—Advisors legally will obligate the separate account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors legally will obligate the separate account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the separate account’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

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There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of the separate account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the position of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. The separate account has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not currently subject to registration or regulation as a commodity pool operator.

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN-ISSUED” SECURITIES

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the separate account may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the separate account may invest in asset-backed securities on a delayed delivery basis. This reduces the separate account’s risk of early repayment of principal, but exposes the account to some additional risk that the transaction will not be consummated.

When the separate account enters into firm commitment agreements, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see “Segregated Accounts” below). The separate account will not purchase securities on a “when issued” basis if, as a result, more than 15% of its net assets would be so invested.

SECURITIES LENDING

Subject to the separate account’s investment restriction relating to loans of portfolio securities set forth above, the separate account may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC, and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and also to certain other financial institutions. All such securities loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in

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amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYDFS and SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of the investment of (including a decline in the value of) such collateral. In addition, the separate account could suffer a loss if the loan terminates and the separate account is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed by Advisors or the securities lending agent to be creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, the separate account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the NYDFS and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties Advisors considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on

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its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see “Segregated Accounts” below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return on the separate account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the account’s financial risk. The separate account will not enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitments and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, U.S. Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

INVESTMENT COMPANIES

Investment Companies. Subject to certain exceptions under the 1940 Act, the separate account may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, the separate account cannot hold more than 3% of the total outstanding voting stock of any single investment company. When the separate account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the separate account may invest in other investment companies for cash management and other purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above. The separate account may also use ETFs to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Exchange-Traded Funds. The separate account may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, the separate account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the separate account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the separate account’s purchases of ETF shares generally are subject to the limitations on the separate account’s investments in other investment companies, which are described above under the heading “Investment Companies.”

As with other investment companies, when the separate account invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, the separate account will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an indexed equity investment by the separate account.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). The separate account may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are

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not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, the separate account would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and the separate account could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When the separate account invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, the separate account will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ETN or ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the separate account, and not a fixed-income investment.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

PORTFOLIO TURNOVER

The securities transactions the separate account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contract-

owners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable. The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. For the year ended December 31, 2011, the portfolio turnover rate of the separate account did not change significantly from the portfolio turnover rate in 2010.

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Management Committee if events materially affecting its value occur between the time its price is determined and the time the separate account’s unit value is calculated.

MONEY MARKET INSTRUMENTS

Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments with remaining maturities of 60 days or less are generally valued at amortized cost. This valuation method does not factor in unrealized gains or losses in the separate account’s portfolio securities. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost,

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-9

may be higher or lower than the price the separate account would receive if it sold the security.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Management Committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Management Committee has adopted policies and procedures reasonably designed to prevent selective disclosure of the separate account’s portfolio holdings to third parties, other than disclosures of separate account portfolio holdings that are consistent with the best interests of separate account contractowners. Account holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the separate account’s market value. As a general rule, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The separate account may disclose its portfolio holdings to all third parties who request it after that period.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest holdings of the separate account may be disclosed to third parties ten days after the end of the calendar month.

•

Separate account holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Managing Director and Associate General Counsel or above.

•

Separate account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Separate account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of separate account portfolio holdings information to that third party is:

•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

•	approved by an individual holding the title of Managing Director and Associate General Counsel or above; and

•	subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

•	As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the separate account invests.

On an annual basis, the Management Committee of the separate account and the board of directors of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisors’ interests and those of the separate account’s contractowners in connection with these disclosures.

Currently, the separate account has ongoing arrangements to disclose its portfolio holdings in accordance with the time

B-10	Statement of Additional Information ■ TIAA Separate Account VA-1

restrictions and other provisions of the separate account’s portfolio holdings disclosure policy to the following recipients: Lipper, Inc., a Reuters company; Morningstar, Inc.; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute (the “ICI”); R.R. Donnelley; and Bloomberg L.P. The separate account’s portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 10 days after the end of the most recent calendar month. The ICI, however, generally receives this information more quickly than the other entities above. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the separate account’s independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the separate account or counsel to the separate account’s independent managers in connection with periodic meetings of the Management Committee and otherwise from time to time in connection with the separate account’s operations. Also, State Street Bank and Trust Company, as the separate account’s custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the separate account’s assets.

The entities to which the separate account voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the separate account, to maintain the confidentiality of the information disclosed. There can be no assurance that the separate account’s policies and procedures regarding selective disclosure of the separate account’s holdings will protect the separate account from potential misuse of that information by individuals or entities to which it is disclosed.

The separate account sends summaries of its portfolio holdings to contractowners semiannually as part of the separate account’s annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to the separate account at P.O. Box 4674, New York, N.Y. 10164.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-11

MANAGEMENT OF THE SEPARATE ACCOUNT

THE MANAGEMENT COMMITTEE

The separate account is governed by its Management Committee, which oversees the separate account’s business and affairs. The Management Committee delegates the day-to-day management of the separate account to Advisors and the officers of the separate account (see below).

Management Committee Leadership Structure and Related Matters

The Management Committee is composed of ten managers, all of whom are independent or disinterested, which means that they are not “interested persons” of the separate account as defined in Section 2(a)(19) of the 1940 Act (independent managers). One of the independent managers, Maceo K. Sloan, serves as the Chairman of the Management Committee. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Management Committee; presiding at all meetings of the Management Committee; and serving as a liaison with other managers, the separate account’s officers and other management personnel, and counsel to the Independent Managers. The Chairman performs such other duties as the Management Committee may from time to time determine. The Principal Executive Officer of the separate account does not serve on the Management Committee.

The Management Committee meets periodically to review, among other matters, the separate account’s activities, contractual arrangements with companies that provide services to the separate account and the performance of the separate account’s investment portfolio (the SIA). The Management Committee holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Management Committee may determine, at its other meetings, the Management Committee meets without management present.

The Management Committee has established a committee structure that includes six standing committees, each composed solely of independent managers and chaired by an independent manager, as described below. The Management Committee, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Management Committee believes that its leadership and operating structure, which includes its committees and having an independent manager in the position of Chairman of the Management Committee and of each committee, provides for independent oversight of management and is appropriate for the separate account in light of, among other factors, the asset size and nature of the separate account and the SIA, the number of portfolios overseen by the Management Committee, the number of other funds overseen by the managers as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the separate account’s operations, the number of managers, and the Management Committee’s responsibilities.

The separate account is part of the TIAA-CREF Fund Complex, which includes the single portfolio within the separate account, the 8 Accounts within CREF, the 57 funds within TCF and the 10 Funds within TCLF. The same persons who constitute the Management Committee also constitute, and Mr. Sloan also serves as the Chairman of, the respective boards of trustees of CREF, TCF and TCLF.

Qualifications of Managers

The Management Committee believes that each of the managers is qualified to serve as a manager of the Trust based on a review of the experience, qualifications, attributes or skills of each manager. The Management Committee bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Management Committee looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting contract owner interests; and willingness and ability to commit the time necessary to perform the duties of manager. Each manager’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or Management Committee experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or Management Committee experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a manager of the separate account and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each manager relevant to the Management Committee’s belief that the manager should serve in this capacity is provided in the table below. The table includes, for each manager, positions held with the separate account, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each manager and certain directorships held by each of them in the last five years.

Risk Oversight

Day-to-day management of the various risks relating to the administration and operation of the separate account and the SIA is the responsibility of management, which includes professional risk management staff. The Management Committee oversees this risk management function consistent with and as part of its oversight responsibility. The Management Committee performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Management Committee’s oversight of

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risk management for the separate account and the SIA. The Management Committee recognizes that it is not possible to identify all of the risks that may affect the separate account and the SIA or to develop procedures or controls that eliminate the separate account’s and the SIA’s exposure to all of these risks.

In general, the SIA’s risks include, among others, market risk, valuation risk, operational risk, reputational risk and regulatory compliance risk. The Management Committee has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the separate account and the SIA. In addition, under the general oversight of the Management Committee, Advisors, the investment manager and administrator for the SIA, and other service providers to the separate account have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the SIA. Different processes, procedures and controls are employed with respect to different types of risks.

The Management Committee also oversees risk management for the separate account and the SIA through receipt and review by the Management Committee or its committee(s) of regular and special reports, presentations and other information from officers of the separate account and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the separate account, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”) and the separate account’s Chief Compliance Officer (“CCO”) regularly report to the Management Committee and/or one or more of the Management Committee’s standing committees on a range of matters, including those relating to risk management. The Management Committee also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the SIA. At least annually, the Management Committee receives a report from the separate account’s CCO regarding the effectiveness of the separate account’s compliance program. Also, on an annual basis, the Management Committee receives reports, presentations and other information from management in connection with the Management Committee’s consideration of the renewal of each of the separate account’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Officers of the separate account and officers of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the separate account’s internal controls and accounting and financial reporting policies and practices. The separate account’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the separate account’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from separate account officers and from SIA management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the separate account, either directly, or through the separate account’s officers, other management personnel or the separate account’s CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the SIA. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the SIA’s portfolio companies.

DISINTERESTED MANAGERS

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Member	Indefinite term. Member since 2006.	Retired Partner (since 2006), Former Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations	76	Director of GMO; Director, The Maine Coast Heritage Trust; Investment Committee Member, Maine Community Foundation, and the Elmina B. Sewall Foundation. Former Director and member of the Investment Committee of the Boston Athenaeum; Former Director of Appalachian Mountain Club.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-13

DISINTERESTED MANAGERS—continued

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Manager	Indefinite term. Member since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	76	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Member of the Boards of Lazard Alternative Strategies Fund, LLC, and Lazard Alternative Strategies 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Manager	Indefinite term. Member since 2007.	Chief Operating Officer, Copper Rock Capital Partners, LLC (since 2007); Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	76	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Manager	Indefinite term. Member since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Former Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	76	Director, D2D Fund.
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Manager	Indefinite term. Member since 2001.	President and Founder (since 2006) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006). Dr. Jacob has particular experience in education, finance, economics, private wealth management and related services.	76	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Manager	Indefinite term. Member since 2011.	Partner (2004–2010), Managing Director (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	76	Investment Committee member, College of Mount Saint Vincent; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School. Former Advisory Director, Goldman Sachs Asset Management.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Manager	Indefinite term. Member since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer (since 2009), First Eagle Investment Management; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and non-profit boards.	76	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and North Shore Land Alliance. Former Director, Prudential plc; J. Sainsbury plc; International Advisory Board, British-American Council; Scottish & Newcastle plc (brewer); Governors Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).

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TIAA Separate Account VA-1 ■ Statement of Additional Information	B-15

DISINTERESTED MANAGERS—continued

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Manager	Indefinite term. Member since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Former Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Former Program Director, NBER (1990–2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.	76

Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office, Panel of Economic Advisers; Vice President, Eastern Economics Association. Former Director, The Jeffrey Company and the Jeflion Company (unregistered investment companies)

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Management Committee and Manager	Indefinite term as Member; Chairman for term ending June 30, 2012. Member since 2001. Chairman since 2009.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); Chairman and Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007). Mr. Sloan has particular experience in investment management, finance and organizational development.	76	Director, SCANA Corporation (energy holding company) and NCM Capital Investment Trust; Member, Duke Children’s Hospital and Health Center National Board of Advisors. Former Director, M&F Bancorp, Inc.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Manager	Indefinite term. Member since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). The Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002); Professor, University of Texas at Austin (since 1987). Former Chairman, Department of Finance, University of Texas at Austin (2002–2011). Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.	76	Member of the Governing Council, Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

OFFICERS

The table below includes certain information about officers of the separate account, including positions held with the separate account, length of office and time served, and principal occupations in the last five years.

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since 2009); Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Accounts VA-1 and VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Former Chief Compliance Officer (2008),Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Former Managing Director/Director of Global Compliance, AIG Investments (2000–2008)

OFFICERS—continued

Name, Address and Date of Birth	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience
Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	Principal Executive Officer and President of the TIAA-CREF Funds since 2012 (effective April 1, 2012). President and Chief Executive Officer of TIAA (since 2008), and President and Chief Executive Officer of CREF and TIAA Separate Account VA-1 (since 2008); Chairman, Head of Financial Services and Member of the Executive Committee of Swiss Re America Holding Corporation (2006–2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997–2006).
Eugene Flood, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Executive Vice President	One-year term. Executive Vice President since 2011.	Executive Vice President, President of Diversified Financial Services for TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2011). President, Chief Executive Officer, Manager and Chairman of TIAA-CREF Redwood, LLC (“Redwood”) (since 2011). Director and Chairman of Covariance (since 2011). Manager and Chairman of Kaspick & Company, LLC (since 2011). Director and Chairman of TIAA-CREF Life Insurance Company (“T-C Life”) (since 2011). Former President and Chief Executive Officer (2000–2010) and Director (1994–2010) Smith Breeden Associates, Inc., an investment advisor. Former Trustee of the TIAA-CREF Fund Complex (2005-2011). Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management (since 2000).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Chief Financial Officer, Principal Accounting Officer and Treasurer since 2009	One-year term. Chief Financial Officer, Principal Accounting Officer and Treasurer since 2009.	Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Director of Advisors (since 2008). Director of TCAM (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Former Chief Financial Officer, Van Kampen Funds (2005–2006).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Head of Risk Management of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2009). Executive Vice President, Risk Management (since 2009), Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006) of Advisors and Investment Management. Former Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Former Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA. Former Director of T-C Life (2006–2008). Former Director of TPIS, Advisors and Investment Management (2008).
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Former President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Former Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Former Director (2007–2011) and Former Executive Vice President (2008–2010) of TCAM. Manager (since 2006), Former President and CEO (2006–2010) of Redwood. Former Director of Tuition Financing (2008–2009) and Former Executive Vice President of T-C Life (2009–2010).
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing and Communications Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Senior Vice President, The Hartford Financial Services Group, Inc. (2008-2010); Executive Vice President and Chief Marketing Officer, BearingPoint (2005–2008).

EQUITY OWNERSHIP OF MANAGERS

The following chart includes information relating to equity securities beneficially owned by managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2011. At that time, the separate account’s family of investment companies included TIAA Separate Account VA-1, TCLF, CREF and the TCF.

B-16	Statement of Additional Information ■ TIAA Separate Account VA-1

DISINTERESTED MANAGERS*

Name of Trustee	Dollar Range of Equity Securities in SIA	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Forrest Berkley	None	Over $100,000
Nancy A. Eckl	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Thomas J. Kenny*	None	$10,001–50,000
Bridget A. Macaskill	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

*	Mr. Kenny was appointed as a Member of the Management Committee effective December 6, 2011.

MANAGER AND OFFICER COMPENSATION

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer manager during the fiscal year ended December 31, 2011. The separate account’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex.

DISINTERESTED MANAGERS §

Name§	Aggregate Compensation from the SIA*	Pension or Retirement Benefits Accrued as Part of Fund Expenses†	Total Compensation from TIAA-CREF Fund Complex*
Forrest Berkley‡	$ 844.86	$ 248.81	$ 255.000.00
Nancy A. Eckl	$ 911.79	$ 248.81	$ 275,000.00
Michael A. Forrester	$ 844.86	$ 248.81	$ 255,000.00
Howell E. Jackson	$ 911.79	$ 248.81	$ 275,000.00
Nancy L. Jacob‡	$ 945.49	$ 248.81	$ 285,000.00
Thomas J. Kenny‡	$ 54.47	$ 16.67	$ 17,013.89
Bridget A. Macaskill	$ 868.94	$ 248.81	$ 262,500.00
James M. Poterba‡	$ 961.55	$ 248.81	$ 290,000.00
Maceo K. Sloan‡	$1,045.02	$ 248.81	$ 315,000.00
Laura T. Starks‡	$ 879.14	$ 248.81	$ 265,000.00
Total	$8,267.90	$2,256.00	$2,494,513.89

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and option deferral compensation plan described below.
†

Amounts deferred under the long-term compensation plan described below. Messrs. Berkley, Kenny and Sloan, Prof. Poterba and Drs. Jacob and Starks elected to defer a portion of this compensation in accordance with the provisions of such plan.

‡

For the fiscal year ended December 31, 2011, Mr. Berkley elected to defer $180,000, Mr. Kenny elected to defer $11,805.56, Prof. Poterba elected to defer $86,000, Mr. Sloan elected to defer $240,000, Dr. Jacob elected to defer $210,000 and Dr. Starks elected to defer $190,000 of total compensation from the TIAA-CREF Fund Complex.

The Management Committee has approved manager compensation at the following rates effective January 1, 2012: an annual retainer of $150,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $20,000 ($25,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $75,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee do not receive fees or service on that committee. The Managers may also receive special or ad hoc Management Committee fees of $2,500 per in-person meeting and $1,000 per telephone conference call meeting, and the chair of an ad hoc committee also receives an annual fee of $5,000. Manager compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the managers, and the need to attract and retain well-qualified Management Committee members.

The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer Managers of the Management Committee. Currently, under this unfunded deferred compensation plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each Manager of the Management Committee. After the Manager leaves the Management Committee, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Manager. The Management Committee may waive the mandatory retirement policy for the Manager, which would delay the commencement of benefit payments until after the Manager eventually retires from the Management Committee. Pursuant to a separate deferred compensation plan, non-officer Managers also have the option to defer payments of their basic retainer, additional retainers

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-17

and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each Manager. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Manager. The compensation table above does not reflect any payments under the long-term compensation plan.

The separate account has adopted a mandatory retirement policy for its Managers. Under this policy, Managers of the Management Committee who attain the age of 72 are currently not eligible for re-election at the next succeeding annual meeting of the separate account (if any); and they must also resign from the Boards of Trustees of CREF, TCLF and the TCF Trustees’ memberships on the Board of Trustees. Such requirement may be waived with respect to one or more Managers of the Management Committee for reasonable time periods upon the unanimous approval and at the sole discretion of the Management Committee, and that the Managers of the Management Committee eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

COMMITTEES

Every year the Management Committee appoints certain standing committees, each with specific responsibilities for aspects of the separate account’s operations and whose charters are available upon request. Included among these are:

(1)	An Audit and Compliance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the separate account’s independent registered public accounting firm. During the fiscal year ended December 31, 2011, the Audit and Compliance Committee held nine meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated as an audit committee financial expert.

(2)	An Investment Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for the separate account’s investments. During the fiscal year ended December 31, 2011, the Investment Committee held four meetings. The current members of the Investment Committee are Mr. Berkley (chair), Dr. Jacob, Mr. Kenny, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the separate account and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2011, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, consisting solely of independent Managers, which generally is vested with full Management Committee powers between Management Committee meetings on matters that arise between Management Committee meetings. During the fiscal year ended December 31, 2011, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Sloan (chair), Ms. Eckl, Prof. Jackson and Dr. Jacob

(5)	A Nominating and Governance Committee, consisting solely of independent Managers, which nominates certain separate account officers and the members of the standing committees of the Management Committee, recommending candidates for election as Managers and assists the Management Committee with respect to other governance matters. During the fiscal year ended December 31, 2011, the Nominating and Governance Committee held ten meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Mr. Forrester, Ms. Macaskill, Mr. Sloan and Dr. Starks.

(6)	An Operations Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for operational matters of the separate account, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2011, the Operations Committee held six meetings. The current members of the Operations Committee are Prof. Jackson (chair), Mr. Forrester, Dr. Jacob, Mr. Kenny, Ms. Macaskill and Dr. Starks.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Managers by providing potential nominee names and background information to the Secretary of the separate account. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term contractowners. The separate account believes that sound corporate governance practices

B-18	Statement of Additional Information ■ TIAA Separate Account VA-1

and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Management Committee has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Management Committee-approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third-party proxy advisory firms and other corporate governance-focused organizations, consultants and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the separate account contractowners. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

The separate account and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include: (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors proxy voting professionals, or trustees or senior executives of Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., Advisors’ proxy voting professionals, or a trustee or senior executive of Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the separate account during the twelve-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the separate account’s proxy votes for the twelve-month period ended June 30, 2012 will become available in August 2012.

INVESTMENT ADVISORY AND RELATED SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Advisors, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of average daily net assets annually. With Advisors waiving 0.15% of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.15% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2011, 2010 and 2009, the separate account paid investment advisory fees of $1,099,821, $1,026,209 and $624,701, respectively. These fees reflect the waiver by Advisors of a portion of its gross investment advisory fee. The gross investment advisory fees for the years ended December 31, 2011, 2010, and 2009 were $2,199,643, $2,052,580 and $1,743,839, respectively.

PERSONAL TRADING POLICY

The separate account and TPIS have adopted a code of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. This code governs the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the separate account, they must also generally preclear and report all transactions involving securities covered under the code. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE SEPARATE ACCOUNT’S PORTFOLIO MANAGEMENT

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-19

performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark (which for the

SIA is the Russell 3000® Index). See the separate account’s Prospectus for more information regarding the SIA’s benchmark index. This five- and three-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years. Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2011.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account
Stock Index Account Philip James (Jim) Campagna, CFA	12	0	$32,990	$0	$0
Anne Sapp, CFA	12	0	$32,990	$0	$0

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

Portfolio managers of the separate account may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made by Advisors for the separate account may differ from, and may conflict with, investment decisions made by its affiliated investment adviser, TIAA-CREF Investment Management LLC (“Investment Management”) for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Advisor account were to sell a significant position in a security while the separate account maintained its position in that security, the market price of such securities could decrease and adversely impact the separate account’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where proprietary or client accounts have similar investment mandates as the separate account, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the separate account, or are appropriate for the separate account but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by the separate account may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the separate account and proprietary or client accounts and orders of client accounts managed by Investment Management, in each case consistent with Advisor’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as the separate account, to participate in an aggregated transaction in order to increase Advisor’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of the

B-20	Statement of Additional Information ■ TIAA Separate Account VA-1

separate account. In addition, the separate account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each client account, including the separate account, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisor’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that client accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines that trading for long sales of single securities over short sales of the same or closely related securities will be monitored to ensure that the trades are treated fairly and equitably. Additionally, the separate account’s portfolio managers’ decisions for executing those trades will be monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single security trades because an automated and systematic process is used to implement trades; however, the separate account’s portfolio managers’ decisions for implementing those trades will be monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the separate account and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the separate account or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the separate account, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage and Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors’ affiliate, Investment Management, for managing certain other clients is based on cost. Currently no client pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

ADMINISTRATIVE SERVICES

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December  31, 2011, 2010 and 2009, administrative expenses incurred were $1,466,429, $1,368,333 and $1,162,489, respectively.

ADVISORS AND TIAA

The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, NY 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.8 million people at approximately 15,000 institutions. As of December 31, 2011, TIAA’s net assets were approximately $225.9 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $464.4 billion (although CREF does not stand behind TIAA’s guarantees).

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and TPIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of Investment Management.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-21

Investment Management provides investment advisory services to CREF. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODIAN AND FUND ACCOUNTING AGENT

The custodian for the assets of the separate account is State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171. As custodian, State Street is responsible for the safekeeping of the separate account’s portfolio securities. State Street also provides fund accounting services to the separate account and also acts as the separate account’s securities lending agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA 02110, serves as the separate account’s independent registered public accounting firm and has audited its financial statements for the fiscal year ended December  31, 2011.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of Investment Management, another investment adviser also affiliated with TIAA, or (ii) TCLF, TCF or any other investment company or account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account’s portfolio or the portfolios of other clients.

The aggregate amount of brokerage commissions paid by the separate account during 2011, 2010 and 2009 was $9,553, $19,049 and $14,272, respectively. The decrease in brokerage commissions for the separate account in 2011 (from $19,049 in 2010 to $9,553 in 2011) was primarily the result of decreased portfolio turnover and pricing efficiencies.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

Advisors may also place orders with broker-dealers who, through the use of commission-sharing arrangements, obtain research from other broker-dealers and research providers for the benefit of Advisors and the Funds.

Research or services obtained for the separate account may be used by Advisors in managing other clients’ accounts. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for the separate account also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of Advisors to the separate account.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2011. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Aggregate $ Amount of Commissions Paid to Firms That Provided Research Services
Stock Index Account	$6,484

The aggregate amount of brokerage commissions paid by the separate account for the fiscal years ending December 31, 2009, 2010 and 2011 was as follows:

	2009	2010	2011
Stock Index Account	$14,272	$19,049	$9,533

During the fiscal year ended December 21, 2011, the Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total revenue from securities related activities. These entities, and the value of the securities of these entities held by the Accounts as of December 31, 2011, are set forth below:

B-22	Statement of Additional Information ■ TIAA Separate Account VA-1

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

Account	Broker	Parent	Holdings as of 12/31/11 (USD$)
Stock Index Account	Wells Fargo & Co	Wells Fargo & Co	$6,695,371
	JP Morgan Chase & Co	JP Morgan Chase & Co	$6,525,612
	Citigroup Inc	Citigroup Inc	$3,773,328
	Bank of America Corp	Bank of America Corp	$2,778,832
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$2,325,046
	Morgan Stanley	Morgan Stanley	$1,150,077
	State Street Corp	State Street Corp	$997,592
	BB&T Corp	BB&T Corp	$872,115
	Schwab (Charles) Corp	Schwab (Charles) Corp	$587,648
	Fifth Third Bancorp	Fifth Third Bancorp	$590,119
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	$172,948
	Raymond James Financial Inc	Raymond James Financial Inc	$162,076
	Lazard Ltd-Cl A	Lazard Ltd-Cl A	$146,164
	Jefferies Group Inc	Jefferies Group Inc	$84,645
	Stifel Financial Corp	Stifel Financial Corp	$87,785
	Popular Inc	Popular Inc	$73,135
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	$66,311
	Knight Capital Group Inc	Knight Capital Group Inc	$62,894
	KBW Inc	KBW Inc	$28,554
	Investment Technology Group	Investment Technology Group	$27,749
	Piper Jaffray Cos	Piper Jaffray Cos	$18,887
	Cowen Group Inc-Class A	Cowen Group Inc-Class A	$13,805
	Oppenheimer Holdings-Cl A	Oppenheimer Holdings-Cl A	$7,213
	Broadpoint Gleacher Securities Group Inc	Broadpoint Gleacher Securities Group Inc	$6,124
	FBR Capital Markets Corp	FBR Capital Markets Corp	$5,519

The separate account did not acquire any securities of its regular broker-dealers based on entities acting as principal during 2011.

DIRECTED BROKERAGE

In accordance with the 1940 Act, as amended, the separate account has adopted a policy prohibiting the separate account to compensate brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the separate account.

PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;
(3)	cash withdrawals from the separate account during the quarter; and

(4)	any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time. However, you should consult a qualified tax professional before assigning your contract.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the NYDFS, as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYDFS. The separate account’s books and assets are subject to review and examination by the NYDFS and its agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Jonathan Feigelson, Senior Managing Director,

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-23

General Counsel of TIAA and CREF. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities laws.

EXPERTS

The statement of assets and liabilities of the TIAA Separate Account VA-1 as of December 31, 2011, and the related statements of operations and of changes in net assets for the periods disclosed in the financial statements included in the separate account’s annual report to contractowners, which is incorporated by reference in this Statement of Additional Information, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, 125 High Street, Boston, MA 02110, given on the authority of such firm as experts in auditing and accounting.

The Teachers Insurance and Annuity Association of America’s Statutory-Basis Financial Statements as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, included in this prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, 300 Madison Avenue, New York, NY 10017, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The audited financial statements of TIAA follow. The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s annual report to contractowners and are incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

B-24	Statement of Additional Information ■ TIAA Separate Account VA-1

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-25

REPORT OF MANAGEMENT RESPONSIBILITY

April 9, 2012

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2011, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2011, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2011, 2010 and 2009. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and
Chief Financial Officer

B-26	Statement of Additional Information ■ TIAA Separate Account VA-1

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2011 and 2010, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our financial statement audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, on the basis of accounting described in Note 2.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

New York, New York

April 9, 2012

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-27

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2011	2010

ADMITTED ASSETS
Bonds	$167,931	$161,873
Preferred stocks	82	78
Common stocks	3,582	3,610
Mortgage loans	13,133	13,666
Real estate	1,595	1,341
Cash, cash equivalents and short-term investments	597	1,365
Contract loans	1,316	1,247
Derivatives	185	126
Other long-term investments	16,197	12,920
Investment income due and accrued	1,790	1,772
Federal income taxes	5	19
Net deferred federal income tax asset	3,070	3,246
Other assets	430	372
Separate account assets	16,019	12,909
Total admitted assets	$225,932	$214,544

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$175,395	$169,885
Dividends due to policyholders	1,731	1,683
Interest maintenance reserve	1,229	873
Borrowed money	809	960
Asset valuation reserve	2,825	2,023
Derivatives	326	494
Other liabilities	1,662	1,620
Separate account liabilities	14,824	11,850
Total liabilities	198,801	189,388

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	23,650	22,071
Deferred income taxes	1,478	1,082
Total capital and contingency reserves	27,131	25,156
Total liabilities, capital and contingency reserves	$225,932	$214,544

B-28	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2011	2010	2009

REVENUES
Insurance and annuity premiums and other considerations	$12,703	$12,938	$11,527
Annuity dividend additions	1,325	1,048	1,325
Net investment income	10,910	10,534	10,340
Other revenue	182	143	124
Total revenues	$25,120	$24,663	$23,316

BENEFITS AND EXPENSES
Policy and contract benefits	$11,341	$10,922	$11,175
Dividends to policyholders	3,082	2,733	2,646
Increase in policy and contract reserves	5,460	5,062	6,994
Net operating expenses	859	798	808
Net transfers to (from) separate accounts	1,661	2,130	(1,289)
Other benefits and expenses	53	235	166
Total benefits and expenses	$22,456	$21,880	$20,500

Income before federal income taxes and net realized capital gains (losses)	$2,664	$2,783	$2,816
Federal income tax (benefit)	(139)	(28)	(58)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(444)	(1,430)	(3,326)
Net income (loss)	$2,359	$1,381	$(452)

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ■ Statement of Additional Information	B-29

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(in millions)	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
Balance, December 31, 2008	$3	$17,751	$17,754
Net loss		(452)	(452)
Net unrealized capital gains on investments		910	910
Change in asset valuation reserve		(273)	(273)
Change in accounting principle (Adoption of SSAP 43R)		219	219
Change in accounting principle (Adoption of SSAP 10R)		811	811
Change in surplus of separate accounts		(301)	(301)
Change in valuation basis of annuity reserves		2,260	2,260
Change in net deferred income tax		(218)	(218)
Change in dividend accrual methodology		155	155
Change in non-admitted assets:
Deferred federal income tax asset		458	458
Other assets		(479)	(479)
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2009	$3	$22,841	$22,844

Net Income		1,381	1,381
Net unrealized capital gains on investments		1,361	1,361
Change in asset valuation reserve		(1,417)	(1,417)
Change in surplus of separate accounts		121	121
Change in net deferred income tax		(1,507)	(1,507)
Prior year surplus adjustment		(45)	(45)
Change in non-admitted assets:
Deferred federal income tax asset		2,320	2,320
Other assets		98	98
Balance, December 31, 2010	$3	$25,153	$25,156

Net Income		2,359	2,359
Net unrealized capital gains on investments		390	390
Change in asset valuation reserve		(802)	(802)
Change in accounting principle		(23)	(23)
Change in surplus of separate accounts		134	134
Change in net deferred income tax		(1,129)	(1,129)
Change in non-admitted assets:
Deferred federal income tax asset		953	953
Other assets		93	93
Balance, December 31, 2011	$3	$27,128	$27,131

B-30	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2011	2010	2009

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,705	$12,941	$11,527
Net investment income	10,963	10,373	10,073
Miscellaneous income	180	142	122
Total Receipts	23,848	23,456	21,722
Policy and contract benefits	11,321	10,574	11,401
Operating expenses	853	972	957
Dividends paid to policyholders	1,709	1,720	1,789
Federal income tax expense (benefit)	(141)	106	(119)
Net transfers to (from) separate accounts	1,666	2,149	(243)
Total Disbursements	15,408	15,521	13,785
Net cash from operations	8,440	7,935	7,937

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	19,042	29,718	15,429
Stocks	669	772	781
Mortgage loans and real estate	2,162	4,432	2,328
Other invested assets	2,197	2,252	765
Miscellaneous proceeds	66	130	79
Cost of investments acquired:
Bonds	24,768	40,026	30,618
Stocks	486	863	1,140
Mortgage loans and real estate	1,922	373	1,193
Other invested assets	5,320	3,204	2,050
Miscellaneous applications	463	179	214
Net cash from investments	(8,823)	(7,341)	(15,833)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	—	—	2,000
Borrowed money	(151)	21	939
Net deposits on deposit-type contracts funds	32	51	54
Other cash provided (applied)	(266)	171	(122)
Net cash from financing and other	(385)	243	2,871
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(768)	837	(5,025)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,365	528	5,553

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$597	$1,365	$528

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ■ Statement of Additional Information	B-31

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA  ■  DECEMBER 31, 2011

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates (in millions).

	For the Years Ended December 31,
	2011	2010	2009
Net Income (Loss), New York SAP	$2,359	$1,381	$(452)
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	1	2	2
Deferred and Payout Annuities issued after 2000	171	186	(312)
Net Income (Loss), NAIC SAP	$2,531	$1,569	$(762)

Capital and Contingency Reserves, New York SAP	$27,131	$25,156	$22,844
New York SAP Prescribed Practices:
Intangible Asset Limitation	—	12	16
Additional Reserves for:
Term Conversions	16	15	13
Deferred and Payout Annuities issued after 2000	3,854	3,683	3,497
Capital and Contingency Reserves, NAIC SAP	$31,001	$28,866	$26,370

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations under GAAP rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•

Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC

B-32	Statement of Additional Information ■ TIAA Separate Account VA-1

SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities (“LB&SS”) that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	The calculation for the defined benefit and post-retirement benefit obligations include both vested and non-vested employees. Non-vested employees are not considered under NAIC SAP;

•

Contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•

Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met under GAAP. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while for statutory purposes, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses.

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Certain prior year amounts in the financial statements have been reclassified to conform to the 2011 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the securities or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI recognized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-33

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

In periods subsequent to the recognition of an OTTI loss for a bond, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Internal estimates of value can be used to determine fair value when a third party appraisal is pending completion. Third party appraisals are also utilized to determine write downs on land investments held for development.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at TIAA’s percentage of the underlying GAAP equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When deemed to be other-than-temporarily impaired, the investment is written down to estimated fair value.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The Company changed its classification of its investments in surplus notes to other long-term investments during 2011 pursuant to NAIC guidelines. During 2010, the Company’s investments in surplus notes were classified as bonds.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition, excluding investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

B-34	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes.

Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are nonadmitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are nonadmitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally certain investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets). Investment related non-admitted assets totaled $441 million and $646 million at December 31, 2011 and 2010, respectively. The non-admitted portion of the DFIT asset was $10,249 million and $11,202 million at December 31, 2011 and 2010, respectively. Other non-admitted assets were $470 million and $358 million at December 31, 2011 and 2010, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years and the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $782 million and $626 million at December 31, 2011 and 2010, respectively. Related depreciation expenses allocated to TIAA were $34 million, $45 million and $56 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $443 million and $485 million at December 31, 2011, and 2010, respectively. Related depreciation expenses allocated to TIAA were $25 million, $25 million and $37 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: The Company offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, are valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-35

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Liability for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals that represent a return to the contract holder.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at anytime during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

APPLICATION OF NEW ACCOUNTING PRONOUNCEMENTS:

SSAP No. 101—Income Taxes, a Replacement of SSAP No. 10—Income Taxes and SSAP No. 10R—Income Taxes, A Temporary Replacement of SSAP No. 10 and is effective January 1, 2012. For purposes of accounting for federal and foreign income taxes, reporting entities shall adopt FASB Statement No. 109, Accounting for Income Taxes (“FAS 109”) with modifications for state income taxes, the realization criteria for deferred tax assets, and the recording of the impact of changes in deferred tax balances. The Company has determined that SSAP No. 101 will not have a material impact on the current and deferred taxes presented under SSAP No. 10R.

SSAP 5R—Liabilities, Contingencies and Impairments of Assets adopts, with modification, guidance from FASB Accounting Standard Codification 460, Guarantees effective December 31, 2011. The substantive revisions require entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. Under the new guidance, a liability is required to be recognized at the inception of a related party guarantee. The guidance does exempt from measurement guarantees made to or on behalf of wholly-owned subsidiaries.

SSAP 100, Fair Value Measurements, effective December 31, 2010, defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value. This standard applies under other accounting pronouncements

B-36	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

that require or permit fair value measurements, but this standard does not require any new fair value amendments. The Company adopted this guidance effective December 31, 2010; however, it did not have a material impact on the Company’s financial statements.

SSAP 56—Separate Accounts—Revised disclosures, adopted September 2009 and required within the 2010 annual financial statements. The revised disclosures require disclosure on the general nature of the entity’s separate account business, an identification of the separate account assets that are legally insulated from general account claims, identification of the separate account products that have guarantees backed by the general account and a discussion of securities lending transactions within the separate account.

SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP OTTI guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by TIAA, was a $219 million increase in surplus as an adjustment as of July 1, 2009 and was recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows of structured securities. Declines in fair value related to non-credit declines are not recognized in earnings and only require disclosure if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to early adopt SSAP No. 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

SSAP No. 10R—Revised, Income Taxes, was effective as of December 31, 2009 for the 2009 annual financial statements and 2010 and 2011 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement was accounted for as a change in accounting principle in 2009. The Company’s adoption of SSAP No. 10R resulted in an additional $1,478 millions, $1,082 million and $811 million of admitted deferred tax assets recognized as of December 31, 2011, 2010 and 2009, respectively. The statement is applicable through 2011 and incorporates additional disclosures for tax-planning strategies.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the OTTI. The discount or reduced premium associated with the other-than-temporarily impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable, in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required. The Company adopted this guidance January 1, 2009.

Note 3—long-term bonds, preferred stocks, and common stocks

The Company reclassified certain prior year amounts to conform with current year presentation for the following:

•

NAIC definition changes for loan-backed and structured securities to include credit tenant loans, equipment trust certificates, other structured trusts, hybrid securities and municipal securities issued through special purpose vehicles. These investments were previously classified as non-LB&SS issuer obligations;

•

NAIC classification change to include collateralized mortgage obligations guaranteed by the Government National Mortgage Association as U.S. Government obligations instead of Special Revenue and Special Assessment obligations that are not guaranteed by the U.S. Government.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-37

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2011
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Govern ments	$41,576	$5,998	$(1)	$47,573
All Other Governments	3,119	612	(6)	3,725
States, Territories and Possessions	472	48	(7)	513
Political Subdivisions of States, Territories, and Possessions	300	23	—	323
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	20,171	2,575	(23)	22,723
Credit Tenant Loans	4,351	773	(3)	5,121
Industrial and Miscellane ous	94,212	8,879	(2,678)	100,413
Hybrids	2,039	77	(196)	1,920
Parent, Subsidiaries and Affiliates	1,691	95	(13)	1,773
Total Bonds	167,931	19,080	(2,927)	184,084
Preferred Stocks	82	17	(19)	80
Total Bonds and Preferred Stocks	$168,013	$19,097	$(2,946)	$184,164

	2010
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Govern ments	$36,822	$1,000	$(510)	$37,312
All Other Governments	2,926	509	(5)	3,430
States, Territories and Possessions	504	2	(30)	476
Political Subdivisions of States, Territories, and Possessions	236	7	(7)	236
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	22,138	2,163	(327)	23,974
Credit Tenant Loans	3,300	357	(29)	3,628
Industrial and Miscellane ous	92,270	6,346	(3,047)	95,569
Hybrids	2,299	144	(82)	2,361
Parent, Subsidiaries and Affiliates	1,378	70	(3)	1,445
Total Bonds	161,873	10,598	(4,040)	168,431
Preferred Stocks	78	6	—	84
Total Bonds and Preferred Stocks	$161,951	$10,604	$(4,040)	$168,515

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

B-38	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2011 and 2010, were not deemed to be other-than-temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2011
Loan-backed and structured bonds	$4,829	$(239)	$4,590	$13,126	$(2,641)	$10,485
All other bonds	4,178	(158)	4,020	1,916	(204)	1,712
Total bonds	$9,007	$(397)	$8,610	$15,042	$(2,845)	$12,197
Unaffiliated common stocks	55	(7)	48	42	(12)	30
Preferred stocks	7	—	7	25	(19)	6
Total bonds and stocks	$9,069	$(404)	$8,665	$15,109	$(2,876)	$12,233

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2010
Loan-backed and structured bonds	$7,779	$(269)	$7,510	$16,844	$(3,297)	$13,547
All other bonds	18,644	(722)	17,922	2,359	(207)	2,152
Total bonds	$26,423	$(991)	$25,432	$19,203	$(3,504)	$15,699
Unaffiliated common stocks	31	(21)	10	35	(8)	27
Preferred stocks	10	(8)	2	29	(26)	3
Total bonds and stocks	$26,464	$(1,021)	$25,443	$19,267	$(3,538)	$15,729

As of December 31, 2011, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (32%), commercial mortgage-backed securities (19%) and finance (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (62%) and residential mortgage-backed securities (26%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S. and other governments (52%) and residential mortgage-backed securities (21%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (60%) and residential mortgage-backed securities (30%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields for these particular securities since acquisition caused principally by widening of credit spreads primarily from diminished market liquidity as opposed to a long-term deterioration in credit quality. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other-than-temporarily impaired.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-39

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions).

	December 31, 2011			December 31, 2010
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$2,992	1.8%	$3,051	$2,503	1.5%	$2,572
Due after one year through five years	21,249	12.7	22,855	20,725	12.8	22,279
Due after five years through ten years	31,277	18.6	34,383	27,407	16.9	29,542
Due after ten years	34,564	20.5	41,324	33,106	20.5	34,674
Subtotal	90,082	53.6	101,613	83,741	51.7	89,067
Residential mortgage-backed securities	52,101	31.0	56,412	51,926	32.2	53,582
Commercial mortgage-backed securities	11,522	6.9	10,513	13,352	8.2	12,240
Asset-backed securities	14,226	8.5	15,546	12,854	7.9	13,542
Subtotal	77,849	46.4	82,471	78,132	48.3	79,364
Total	$167,931	100.0%	$184,084	$161,873	100.0%	$168,431

For the year ended December 31, 2011, the preceding table includes sub-prime mortgage investments totaling $3.2 billion under residential mortgage-backed securities. $2.6 billion or 82% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2010, the preceding table includes sub-prime mortgage investments totaling $3.1 billion under residential mortgage-backed securities. $2.5 billion or 82% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2011	2010
Residential mortgage-backed securities	31.0%	32.1%
U.S. and other governments	12.9	11.9
Manufacturing	8.7	8.2
Asset-backed securities	8.5	7.9
Public utilities	7.3	7.3
Commercial mortgage-backed securities	6.9	8.2
Finance and financial services	5.5	5.8
Oil and gas	4.9	4.7
Services	3.1	2.5
Communications	3.0	3.4
Revenue and special obligations	2.2	2.3
Retail and wholesale trade	1.8	1.9
Mining	1.3	1.2
Transportation	1.1	1.0
Real estate investment trusts	0.8	0.8
Other	1.0	0.8
Total	100.0%	100.0%

At December 31, 2011 and 2010, 91.8% and 92.1%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) at December 31, (in millions):

	2011		2010
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$48,773	$53,472	$49,281	$51,314
2	1,376	1,245	1,377	1,236
3	1,288	1,144	867	736
4	473	378	266	185
5	105	83	116	86
6	86	90	19	25
Total	$52,101	$56,412	$51,926	$53,582

With respect to the RMBS in the above table, approximately 96% and 98% were rated investment grade (NAIC 1 and 2) at December 31, 2011 and 2010, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

B-40	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio at December 31, (in millions):

	2011		2010
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$8,455	$8,387	$9,616	$9,608
2	501	388	577	400
3	839	594	832	620
4	936	585	1,167	820
5	566	325	918	548
6	225	234	242	244
Total	$11,522	$10,513	$13,352	$12,240

With respect to the CMBS in the above table, approximately 78% and 76% were rated investment grade (NAIC 1 and 2) and approximately 69% and 72% were issued prior to 2006 (based on carrying value) at December 31, 2011 and 2010, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table at December 31, (in millions):

	2011	2010
Due in one year or less	$4	$1
Due after one year through five years	13	9
Due after five years through ten years	5	26
Due after ten years	—	—
Subtotal	22	36
Residential mortgage-backed securities	86	19
Commercial mortgage-backed securities	225	242
Asset-backed securities	49	49
Total	$382	$346

Troubled Debt Restructuring: There were no troubled debt restructurings during 2011. During 2010, the Company recorded $10 million of bonds and stocks through troubled debt restructurings. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower.

If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: During 2011 and 2010, the Company also acquired bonds and stocks through exchanges aggregating $1,619 million and $1,665 million, of which approximately $15 million and $19 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

Loan-backed and Structured Securities: Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type and vintage.

The following table represents OTTI on securities with the intent to sell or the inability to retain for each quarter of 2011 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$33	$3	$—	$30
b. Inability to retain	—	—	—	—
Total 1st Quarter	$33	$3	$—	$30

OTTI recognized 2nd Quarter
a. Intent to sell	$39	$1	$1	$37
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$39	$1	$1	$37

OTTI recognized 3rd Quarter
a. Intent to sell	$212	$17	$28	$167
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$212	$17	$28	$167

OTTI recognized 4th Quarter
a. Intent to sell	$145	$—	$28	$117
b. Inability to retain	—	—	—	—
Total 4th Quarter	$145	$—	$28	$117

Annual Aggregate Total		$21	$57

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-41

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The following table represents OTTI on securities with the intent to sell or the inability to retain for each quarter of 2010 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$59	$1	$10	$48
b. Inability to retain	—	—	—	—
Total 1st Quarter	$59	$1	$10	$48

OTTI recognized 2nd Quarter
a. Intent to sell	$2,736	$—	$427	$2,309
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$2,736	$—	$427	$2,309

OTTI recognized 3rd Quarter
a. Intent to sell	$28	$1	$5	$22
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$28	$1	$5	$22

OTTI recognized 4th Quarter
a. Intent to sell	$361	$131	$65	$165
b. Inability to retain	—	—	—	—
Total 4th Quarter	$361	$131	$65	$165

Annual Aggregate Total		$133	$507

At December 31, 2011, the Company held loan-backed and structured securities with a recognized OTTI where the present value of cash flows expected to be collected is less than the amortized cost. See Note 25 for listing of securities.

Other Disclosures: During 2011 and 2010, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $24 million and $17 million, respectively.

Debt securities amounting to approximately $7 million and $8 million at December 31, 2011 and 2010 were on deposit with governmental authorities or trustees, as required by law.

At December 31, 2011 and 2010, the carrying amount of restricted unaffiliated common stock was $441 million and $252 million, respectively. At December 31, 2011 and 2010, the carrying amount of restricted preferred stock was $18 million and $19 million, respectively. The restrictions limit share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2011 and 2010, the carrying amount of bonds and stocks denominated in a foreign currency was $3,158 million and $2,961 million, respectively. Bonds that totaled $1,547 million and $1,168 million at December 31, 2011 and 2010, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2011 ranged from 4.00% to 6.00% and from 5.25% to 5.90% for 2010. There were no mezzanine real estate loans originated or acquired during 2011 or 2010.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 94% and 100% for commercial loans for the years ended December 31, 2011 and 2010, respectively. In 2011, there was one loan issued with a loan to value of 94% with a value of $33 million at December 31, 2011. The loan is a full recourse construction loan with a committed tenant.

At December 31, 2011 and 2010, the carrying value of mezzanine real estate loans was $186 million and $192 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2011 and 2010 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2011	2010	2009
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$29	$—
Related temporary allowances for credit losses	$—	$(2)	$—
Investment in impaired mortgage loans, net of OTTI losses recognized	$248	$251	$572
Related write-downs for OTTI	$—	$(21)	$(91)
Average investments in impaired mortgage loans	$35	$35	$36
Interest income recognized on impaired mortgage loans during the period	$16	$16	$15
Interest income recognized on a cash basis during the period	$16	$16	$14

	2011	2010	2009
Allowance for credit losses:
Balance at the beginning of the period	$2	$—	$—
Additions charged to surplus	—	94	333
Direct write-downs/charges against the allowance	—	(85)	(64)
Recoveries of amounts previously added to surplus	(2)	(7)	(269)
Balance at the end of the period	$—	$2	$—

B-42	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution ($ in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2011		December 31, 2010
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$4,399	33.5%	$4,370	32.0%
Shopping centers	4,211	32.1	4,579	33.5
Industrial buildings	2,313	17.6	2,403	17.6
Apartments	1,351	10.3	1,304	9.5
Mixed use	268	2.0	272	2.0
Land	265	2.0	265	1.9
Hotel	168	1.3	313	2.3
Other	158	1.2	160	1.2
Total	$13,133	100.0%	$13,666	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2011		December 31, 2010
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,561	27.1%	$3,791	27.7%
South Atlantic	3,144	23.9	3,338	24.4
South Central	1,992	15.2	1,849	13.5
Middle Atlantic	1,988	15.1	1,826	13.4
North Central	1,319	10.1	1,420	10.4
Mountain	410	3.1	515	3.8
New England	280	2.1	399	2.9
Other	439	3.4	528	3.9
Total	$13,133	100.0%	$13,666	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments primarily in Canada.

At December 31, 2011 and 2010, approximately 19.7% and 20.7% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2011 and 2010, approximately 13.5% and 12.3% of the mortgage loan portfolio, respectively, was invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: Contractual maturities for mortgage loans at December 31 were as follows ($ in millions):

	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,359	10.3%	$1,335	9.8%
Due after one year through five years	7,269	55.4	7,207	52.7
Due after five years through ten years	3,593	27.4	4,408	32.3
Due after ten years	912	6.9	716	5.2
Total	$13,133	100.0%	$13,666	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2011 or 2010. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2011 or 2010.

During 2011, the Company reduced interest rates on two outstanding commercial loans. The first loan changed from 6.22% to 5.00% from December 1, 2010 through December 31, 2017 and then to 5.25% until maturity on December 1, 2020. The second loan changed from 6.30% to 5.75% from December 1, 2011 through April 30, 2013. The recorded investment excluding accrued interest of these loans was $216 million at December 31, 2011. During 2010, the Company did not reduce the interest rate of any outstanding loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2011 and 2010.

The Company has no reverse mortgages as of December 31, 2011 or 2010.

Mortgage loans of $13 million at December 31, 2011 and 2010, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2011 and 2010, the carrying values of mortgage loans denominated in foreign currency were $356 million and $445 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-43

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

At December 31, 2011 and 2010, TIAA’s directly owned real estate investments of $1,595 million and $1,341 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $109 million and $112 million, respectively.

Note 5—real estate

The carrying values of the directly owned real estate portfolio were diversified by property type and geographic region at December 31 as follows ($ in millions):

	Directly Owned Real Estate by Property Type
	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$1,056	66.2%	$801	59.7%
Industrial buildings	355	22.3	307	22.9
Mixed-use projects	98	6.1	101	7.5
Apartments	60	3.8	103	7.7
Land under development	24	1.5	27	2.0
Land	2	0.1	2	0.2
Total	$1,595	100.0%	$1,341	100.0%

	Directly Owned Real Estate by Geographic Region
	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$685	42.9%	$512	38.2%
Pacific	321	20.1	175	13.0
North Central	248	15.6	283	21.1
Middle Atlantic	183	11.5	183	13.7
South Central	158	9.9	158	11.8
Other	—	—	30	2.2
Total	$1,595	100.0%	$1,341	100.0%

At December 31, 2011 and 2010, approximately 12.2% and 16.4% of the real estate portfolio, respectively, was invested in Florida and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted. Third party appraisals are also utilized to determine write downs on land investments held for development.

OTTI for directly owned real estate investments for the years ended December 31, 2011, 2010 and 2009 were $2 million, $35 million and $52 million, respectively and these amounts are included in the impairment table in Note 9. The OTTI during 2011 is for directly owned land in the state of California. The OTTI during 2010 and 2009 is for directly owned industrial, office buildings and retail property at various locations throughout the country. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

As of December 31, 2011 and 2010, the Company had no real estate investments classified as held for sale. For the year ended December 31, 2011 and 2010, the Company recognized a net realized gain on real estate sold of $17 million and $31 million, respectively. The gains are included in net realized capital losses in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2011, 2010 and 2009, was $54 million, $56 million and $61 million, respectively. The amount of accumulated depreciation at December 31, 2011, 2010 and 2009 was $478 million, $431 million and $422 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2011, 2010 or 2009.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI, net investment income, and amounts due from (to) these investment subsidiaries and affiliates at December 31 are shown below (in millions):

	2011	2010	2009
Net carrying value of investment subsidiaries and affiliates
Reported as common stock	$1,901	$2,073	$1,860
Reported as other long-term investments	6,177	4,544	3,505
Total net carrying value	$8,078	$6,617	$5,365

OTTI	$5	$7	$138
Net investment income (distributed from investment subsidiaries and affiliates)	$184	$145	$36
Amounts due from (to) subsidiaries and affiliates	$—	$5	$1

The larger investment subsidiaries and affiliates, included in the above table, are TIAA Global Public Investments, LLC, ND Properties, Inc., Ceres Agricultural Properties, LLC, 485 Properties, LLC, T-C GA RE Holdings, LLC, TIAA Realty, Inc., TIAA CPPIB Commercial Mortgage Company REIT, LLC and Mansilla Participacoes LTDA.

The carrying value, OTTI, net investment income, and amounts due (to) from TIAA’s operating subsidiaries and affiliates at December 31 are shown below (in millions):

	2011	2010	2009
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$537	$456	$373
Reported as other long-term investments	1,578	471	499
Total net carrying value	$2,115	$927	$872

OTTI	$94	$32	$27
Net investment income (distributed from operating subsidiaries and affiliates)	$1	$—	$—
Amounts due (to) from subsidiaries and affiliates	$(3)	$(7)	$45

B-44	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Oleum Holding Company, LLC, TIAA Global Ag Holdco, LLC, TIAA Emerging markets, Covariance Capital Management Series, LLC (“CCMS 1”) and Covariance Capital Management Series 2, LLC (“CCMS 2”).

During 2011, the Company invested $1.0 billion with Covariance Capital Management, Inc (“Covariance”) which is managed as a diversified investment portfolio. Covariance is an indirect wholly-owned subsidiary of the Company that provides customized endowment management services to educational institutions, foundations and other not-for-profits with endowments. As of December 31, 2011, the carrying value of the Company’s investments managed by Covariance in CCMS 1 and CCMS 2 is $861.6 million and $152.1 million, respectively.

The 2011 OTTI relates to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

TIAA held bonds of affiliates at December 31, 2011 and 2010 for $1,691 million and $1,378 million, respectively. Eighty-four percent (84%) of these affiliated bonds were issued by ND Properties, Inc.

As of December 31, 2011 and 2010, no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the years ended December 31, 2011, 2010 and 2009, the Company did not have any related party transactions which exceeded one-half of 1% of TIAA’s admitted assets.

TIAA discloses contingencies and guarantees related to subsidiaries and affiliates in Note 22.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach. The financial statements for the downstream non-insurance holding companies listed in the table below are not audited and TIAA has limited the value of its investment in these non-insurance holding companies to the value contained in the financial statements of the underlying investments, which will be audited. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The following table summarizes the Company’s carrying value in each such downstream non-insurance holding company as of December 31 (in millions):

Subsidiary	2011	2010
Mansilla Participacoes LTDA	$399.2	$433.1
TIAA Super Regional Mall Member Sub, LLC	235.4	—
Dionysus Properties, LLC	226.7	—
Infra Alpha, LLC	210.3	—
Occator Agricultural Properties, LLC	177.7	37.5
TIAA Oil & Gas Investments, LLC	170.5	—
TIAA Global Ag Holdco LLC	106.1	—
T-C 685 Third Avenue Member, LLC	99.2	192.0
TIAA-CREF Asset Management, Inc	58.7	37.4
I-595 Toll Road, LLC	39.4	—
TIAA-CREF Redwood, LLC	39.1	—
T-C SMA II, LLC	26.3	17.9
TIAA SynGas, LLC	24.6	—
TIAA Union Place Phase I, LLC	19.7	19.9
TIAA The Reserve II Member, LLC	4.0	4.0
730 Texas Forest Holdings, Inc.	0.9	0.9
TIAA Diamond Investor, LLC	0.5	—
Demeter Agricultural Properties, LLC	0.4	0.4
T-C SMA I, LLC	0.2	0.3
Almond Processors, LLC	0.2	—
TIAA Stonepeak Fund I, LLC	0.2	—
TIAA Eurpoean Funding Trust	—	40.6
Total	$1,839.3	$784.0

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2011	2010
Unaffiliated other invested assets	$8,424	$7,852
Affiliated other invested assets	7,755	5,015
Other long-term assets	18	53
Total other long-term investments	$16,197	$12,920

As of December 31, 2011, unaffiliated other invested assets of $8,424 million includes $7,298 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,126 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2011, affiliated other invested assets of $7,755 million includes investments in agriculture and timber related holdings of $2,303 million, investments in real estate related holdings of $1,793 million, investments in energy and infrastructure of $471 million and investments in securities related holdings of $2,780 million. The remaining $408 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

As of December 31, 2010, unaffiliated other invested assets of $7,852 million includes $6,799 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,053 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2010, affiliated other invested assets of $5,015 million includes investments in agriculture and timber related holdings of $1,836 million, investments in real estate related holdings of $1,024 million and

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-45

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

investments in securities related holdings of $1,684 million. The remaining $471 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

For the years ended December 31, 2011, 2010 and 2009, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $233 million, $252 million and $1,005 million, respectively.

For the years ended December 31, 2011 and 2010, other long-term investments denominated in foreign currency were $1,741 million and $1,505 million, respectively.

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2011, is shown below by asset category (in millions):

	2012	2013	In later years	Total Commitments
Bonds	$591	$185	$—	$776
Stocks	82	28	33	143
Mortgage loans	465	103	—	568
Real estate	2	—	—	2
Other long-term investments	1,373	1,091	1,958	4,422
Total	$2,513	$1,407	$1,991	$5,911

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Bonds	$9,462	$9,343	$8,956
Stocks	27	96	55
Mortgage loans	810	1,011	1,204
Real estate	234	244	272
Other long-term investments	785	322	177
Cash, cash equivalents and short-term investments	3	8	28
Total gross investment income	11,321	11,024	10,692
Less investment expenses	(551)	(566)	(420)
Net investment income before amortization of IMR	10,770	10,458	10,272
Plus amortization of IMR	140	76	68
Net investment income	$10,910	$10,534	$10,340

The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2011, 2010 and 2009.

Future minimum rental income expected to be received under existing real estate leases in effect as of December 31, 2011 (in millions):

	2012	2013	2014	2015	2016	Thereafter	Total
Future rental income	$152	$135	$113	$96	$76	$185	$757

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Bonds	$422	$(418)	$(1,913)
Stocks	40	57	(90)
Mortgage loans	28	(240)	(318)
Real estate	15	(4)	(43)
Other long-term investments	(436)	(198)	(1,086)
Cash, cash equivalents and short-term investments	(16)	(3)	15
Total before capital gains taxes and transfers to IMR	53	(806)	(3,435)
Transfers to IMR	(497)	(624)	109
Capital gains taxes	—	—	—
Net realized capital losses less capital gains taxes, after transfers to IMR	$(444)	$(1,430)	$(3,326)

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2011	2010	2009
Other-than-temporary impairments:
Bonds	$509	$1,764	$2,249
Stocks	8	5	146
Mortgage loans	3	326	336
Real estate	2	35	52
Other long-term investments	233	252	1,005
Total	$755	$2,382	$3,788

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

B-46	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Proceeds from sales of long-term bond investments during 2011, 2010 and 2009 were $8,011 million, $19,587 million and $5,639 million, respectively. Gross gains of $973 million, $1,416 million and $658 million and gross losses, excluding impairments considered to be other-than-temporary of $42 million, $71 million and $322 million were realized during 2011, 2010 and 2009, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale.

The details by NAIC designation 3 or below securities sold during the year ended December 31, 2011 and reacquired within 30 days of the sale date are (in million):

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
NAIC 3	5	$5	$5	$—
NAIC 4	3	$4	$4	$—

There were no NAIC 3 – 6 securities sold and reacquired within 30 days of the sale date during the year ended December 31, 2010.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Bonds	$(21)	$(428)	$86
Stocks	99	344	(16)
Mortgage loans	(36)	11	66
Derivatives	210	134	(463)
Other long-term investments	138	1,300	1,241
Cash, cash equivalents and short-term investments	—	—	(4)
Total	$390	$1,361	$910

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2011 or 2010. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets previously securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2011 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2001 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2001	Bonds	$57	$64	(a)	$(1)	$(1)
2002	Bonds	25	6	(b)	(1)	(1)
2007	Mortgages	31	18	(c)	(2)	(3)
	Total	$113	$88		$(4)	$(5)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2011 was as follows:

a)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 4.71% to 28.23%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2002 were valued based upon a broker valuation mark. The valuation level implied yield rates ranging from 14.86% to 82.05% based upon an internal cash flow projection. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

c)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranged from 16.45% to 22.37%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

FAIR VALUE OF FINANCIAL INSTRUMENTS

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-47

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following table represents the carrying value and estimated fair value of the Company’s financial instruments as of December 31 (in millions):

	2011		2010
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets:
Bonds	$167,931	$184,084	$161,873	$168,431
Mortgage loans	13,133	14,239	13,666	14,456
Preferred stocks	82	80	78	84
Common stocks	3,582	3,798	3,610	4,045
Cash, cash equivalents and short-term investments	597	597	1,365	1,365
Contract loans	1,316	1,316	1,247	1,247
Separate accounts assets	16,019	16,019	12,909	12,909
Derivative financial instruments	185	228	126	199
Liabilities:
Liability for deposit-type contracts	694	694	646	646
Derivative financial instruments	326	361	494	506
Separate accounts liabilities	14,824	14,824	11,850	11,850
Borrowed money	809	809	960	958

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2011 and 2010. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AND REPORTED AT FAIR VALUE

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data using correlation or other means.

Level 3—Inputs are unobservable for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

B-48	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31 (in millions):

	2011
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$—	$457	$457
Total Bonds	$—	$—	$457	$457
Common Stock
Industrial and Miscellaneous	$690	$83	$371	$1,144
Total Common Stocks	$690	$83	$371	$1,144
Total Preferred Stocks	$—	$—	$1	$1
Derivatives:
Foreign Exchange Contracts	$—	$113	$—	$113
Interest Rate Contracts	—	33	—	33
Credit Default Swaps	—	28	—	28
Total Derivatives	$—	$174	$—	$174
Separate Accounts assets, net	$3,197	$2,897	$9,925	$16,019
Total assets at fair value	$3,887	$3,154	$10,754	$17,795

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(154)	$—	$(154)
Credit Default Swaps	—	(33)	—	(33)
Total liabilities at fair value	$—	$(187)	$—	$(187)

	2010
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$—	$514	$514
Total Bonds	$—	$—	$514	$514
Common Stock
Industrial and Miscellaneous	$818	$8	$256	$1,082
Total Common Stocks	$818	$8	$256	$1,082
Total Preferred Stocks	$—	$3	$9	$12
Derivatives:
Foreign Exchange Contracts	$—	$87	$—	$87
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	7	—	7
Total Derivatives	$—	$113	$—	$113
Separate Accounts assets, net	$2,431	$2,447	$8,031	$12,909
Total assets at fair value	$3,249	$2,571	$8,810	$14,630

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(227)	$—	$(227)
Credit Default Swaps	—	(58)	—	(58)
Total liabilities at fair value	$—	$(285)	$—	$(285)

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities.

Level 2 financial instruments

Equity securities included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

The fair value of bonds is obtained from third party pricing services and internal pricing models. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-49

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

During 2011, the Company transferred $79 million of common stock from Level 2 to Level 1 and $28 million from Level 1 to

Level 2 due to changes in the availability of quoted prices in active markets for identical assets at the quarterly measurement dates throughout the year.

During 2010, the Company transferred $51 million of common stock from Level 2 to Level 1 due to changes in the availability of quoted prices in active markets for identical assets at the quarterly measurement dates throughout the year.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2011 (in millions):

Description	Balance at 01/01/2011	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases, Issuances, Sales and Settlements	Balance at 12/31/2011
Bonds	$514	$327	[a]	$(367)[b]	$(15)	$18	$(20)	$457
Common Stocks	256	126	[c]	(68)[d]	—	28	29	371
Preferred Stocks	9	1	[e]	(9)[d]	—	—	—	1
Separate Accounts	8,031	—		—	—	1,047	847	9,925
Total	$8,810	$454		$(444)	$(15)	$1,093	$856	$10,754

a	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. There is a lack of observable market information for the valuation of these securities.
b	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2011.
c	The Company transferred common stocks into Level 3 due to the significance of unobserverable market data used in the valuation of these securities.
d	The Company transferred common and preferred stocks out of Level 3 due the availability of observable or corroborated by market data and not measured and reported at fair value as of December 31, 2011.
e	The Company transferred preferred stocks into Level 3 which were not previously measured and reported at fair value primarily due to the decrease in NAIC rating to 4, 5 or 6.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2010 (in millions):

Description	Balance at 01/01/2010	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases, Issuances, Sales and Settlements	Balance at 12/31/2010
Bonds	$49	$489	[d]	$—	$9	$3	$(36)	$514
Common Stocks	25	220	[c]	(14)[b]	6	9	10	256
Preferred Stocks	1	5	[e]	(1)[a]	—	—	4	9
Separate Accounts	7,166	—		—	741	—	124	8,031
Total	$7,241	$714		$(15)	$756	$12	$102	$8,810

a	The Company transferred preferred stocks out of Level 3 to Level 2 due to the availability of market-corroborated inputs and insignificance of unobservable inputs for these securities.
b	The Company transferred common stocks out of Level 3 to Level 1 due to the availability of quoted prices for identical assets in active markets for these securities.
c	The Company transferred $173 million in common stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.
d	The Company transferred bonds, which were not previously measured and reported at fair value into Level 3 primarily due to the SVO valuation process related to Loan Backed and Structured Securities. A lack of observable market information was used in the valuation of these securities.
e	The Company transferred $2.8 million in preferred stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.

The Company’s policy is to recognize transfers into and out of Level 3 as of the actual date of the event or change in circumstances that causes the transfer.

Of the 114 bonds reported at fair value, 107 bonds are loan-backed and structured securities with a fair value of $457 million. Of the loan-backed and structured securities reported at fair value, 59 bonds with a fair value of $284 million are collateralized by commercial mortgage loans, 47 bonds with a fair value of $154 million are collateralized by residential mortgage loans, and 1 bond with a fair value of $19 million is collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.38%. The remaining 7 bonds are issuer obligations with a fair value less than $1 million and have a weighted average coupon of 5.90%.

As of December 31, 2010 the measured and reported fair value of bonds in Level 3 was $514 million representing 146 individual bonds.

B-50	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The bonds are carried at fair value due to being rated NAIC 6 or qualifying to be reported at fair value as a result of the SVO valuation process related to loan-backed and structured securities.

Of the 146 bonds, 142 are loan-backed and structured securities reported at fair value. 92 bonds with a fair value of $445 million are collateralized by commercial mortgage loans, 5 bonds with a fair value of $6 million are collateralized by residential mortgage loans, and 45 bonds with a fair value of $63 million are collateralized by various other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.32%.

COMMON STOCKS LEVELS 2 AND LEVELS 3:

As of December 31, 2011, the reported fair value of common stocks in Level 2 and Level 3 was $454 million representing 18 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 18 common stocks, 4 common stocks with a fair value of $83 million were in Level 2 and 14 common stocks with a fair value of $371 million were reported in Level 3. 4 common stocks with a fair value of $104 million have a pricing method where the price per share is determined by the reporting entity and 12 common stocks with a fair value of $350 million have a pricing method where the unit price is published by the NAIC Valuation of Securities. The remaining 2 common stocks with a fair value less than $1 million have a pricing method where the unit price is published by the NAIC Valuation of Securities.

As of December 31, 2010 the reported fair value of common stocks in Level 2 and Level 3 was $264 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP 30.

Of the 16 common stocks, 5 common stocks with a fair value of $8 million were in Level 2 and 11 common stocks with a fair value of $256 million were reported in Level 3. 8 common stocks with a fair value of $73 million have a pricing method where the price per share is determined by the Company and 7 common stocks with a fair value of $191 million have a pricing method where the unit price has been published by the NAIC Valuation of Securities.

PREFERRED STOCKS LEVEL 3:

As of December 31, 2011, the reported fair value of preferred stocks in Level 3 was $1 million, representing 3 individual perpetual preferred stocks priced internally. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated 4 through 6 are reported at the lower of book value or fair value.

As of December 31, 2010, the reported fair value of preferred stocks in Level 2 and Level 3 was $12 million representing 13 individual preferred stocks. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated 4 through 6 are reported at the lower of book value or fair value.

Of the 13 preferred stocks, 3 preferred stocks with a fair value of $3 million were in Level 2 and 10 preferred stocks with a fair value of $9 million were reported in Level 3. Preferred stocks in

Level 2 and Level 3 are comprised of 5 redeemable preferred stocks with a fair value of $2 million and 8 perpetual preferred stocks with a fair value of $10 million.

Note 12—eurozone exposure

TIAA’s investment portfolio includes direct investment exposure to the Eurozone region. The Eurozone region consists of 17 member countries from within the European Union that have adopted the euro as their common currency and sole legal tender. The Eurozone countries are Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. TIAA has direct investment exposure to a group of peripheral countries within the Eurozone facing significant economic and fiscal strains, which includes Greece, Italy, Ireland, Portugal and Spain (collectively “GIIPS”). Specific country exposure is determined based on the security issuer’s country of incorporation.

The Company does not have any direct sovereign debt exposure to the GIIPS countries, attributable to the general account, as of December 31, 2011.

The following table sets forth the composition of the Company’s direct non-sovereign exposure to the GIIPS countries, by country of incorporation, attributable to TIAA’s general account, as of December 31, 2011 (in millions):

	Non-Sovereign Exposure
	Statement Value	Fair Value
Portugal
Bonds	$114	$115
Total	$114	$115
Ireland
Bonds	$205	$196
Stocks	6	6
Total	$211	$202
Italy
Bonds	$26	$21
Total	$26	$21
Spain
Bonds	$269	$266
Total	$269	$266
Grand Total	$620	$604

The Company has no direct non-sovereign exposure to Greece as of December 31, 2011. The Company has no material direct non-sovereign exposure to financial institutions within the GIIPS countries as of December 31, 2011.

The Company has no gross unfunded commitments for investments in the GIIPS countries as of December 31, 2011.

97% of the GIIPS countries’ investments shown in the table above are rated investment grade (NAIC 1 and 2). The Company’s investments in the GIIPS countries are subjected to the Company’s OTTI evaluation process.

The Company is not liable for any credit default protection underwritten for sovereign debt issued by the GIIPS countries as of December 31, 2011.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-51

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 13—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group. Additional information related to derivatives may also be found in Note 11, Disclosures about Fair Value of Financial Instruments.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each counterparty to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, have been put in place with twelve derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2011, TIAA held cash collateral of $102.7 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2011, the Company pledged cash collateral of $13.5 million and securities collateral of $15.2 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2011 is $221.8 million for which the Company has posted collateral of $27.5 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the

Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain as of December 31, 2011, from foreign currency swap contracts which did not qualify for hedge accounting treatment was $82.0 million. The net realized loss for the year ended December 31, 2011, from all foreign currency swap contracts was $104.9 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized gain for the year ended December 31, 2011, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $7.2 million. The net realized loss for the year ended December 31, 2011, from foreign currency forward contracts was $5.6 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts as a cash flow hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as fair value hedges in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2011, from interest rate swap contracts that do not qualify for hedge accounting treatment was $14.3 million. The net realized gain for the year ended December 31, 2011, from all interest rate swap contracts was $0.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps as protection against unexpected adverse credit events on selective investments in the TIAA

B-52	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

portfolio. When these swap contracts are designated as hedges, the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2011, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $48.2 million. The net realized gain for the year ended December 31, 2011 from all purchased credit default swap contracts was $0.1 million.

Exchange Traded Interest Rate Futures: The Company enters into interest rate futures contracts as a hedge against the effect of interest rate fluctuations in certain fixed interest rate bonds. These contracts are designed as economic hedges and allow the Company to manage changes, due to interest rates, in the value of the securities that it owns. This type of derivative instrument is exposed to market risk and is traded with regulated futures commission merchants who are members of a trading exchange. The interest rate futures contracts are initially carried at the amount of cash margin deposits outstanding, with subsequent changes in variation margin recognized in unrealized gains or unrealized losses. The net realized loss for the year ended December 31, 2011, from all interest rate futures contracts was $167.2 million.

Equity Index Options: The Company enters into options on equity indexes to hedge a portion of the General Account equity position against downside equity risk or volatility in equity markets. This derivative instrument is traded over-the-counter and the Company is exposed to both market and counterparty risk. The carrying value of equity index options for which hedge accounting is applied represents the premium paid adjusted to reflect the option market value. Equity index options for which hedge accounting is not applied are carried at fair value. The changes in the carrying value of equity index options contracts are recognized at the end of the period as unrealized gains or losses. The net realized gain for the year ended December 31, 2011, from all equity index options was $12.9 million.

Written Credit Default Swaps used in Replication Transactions: RSAT is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net realized gain for the year ended December 31, 2011 from all written credit default swap contracts was $17.3 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and/or delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represent a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Index, Series 9 (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. TIAA has also written contracts on the “Super Senior” (60% to 100%) Tranche of the Dow Jones North American Investment Grade Index for both Series 7 (DJ.NA.IG.7) and Series 9 (DJ.NA.IG.9) whereby TIAA is obligated to perform should the default rate of each index exceed 60%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2011 Impairment
DJ Investment Grade Index	less than 1 year	$169	0.35%	$(1)	$—
Super Senior Tranche 30%-100%	less than 1 year	4,919	0.79%	37	—
Super Senior Tranche 60%-100%	4 - 6 years	2,251	0.24%	6	—
Totals		$7,339		$42	$—

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-53

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2011 Impairment
Corporate	0–2 years	$125	1.08%	$—	$—
Corporate	2–5 years	641	0.85%	7	—
Corporate	5–10 years	70	2.71%	(7)	—
Sovereign	0–2 years	90	1.81%	(1)	—
Sovereign	2–5 years	107	1.00%	(2)	—
Total		$1,033		$(3)	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Index	$—	$—	$—	$—
	Tranche	7,170	43	9,329	9,372
	Corporate	661	8	783	791
	Sovereign	60	—	72	72
	Subtotal	7,891	51	10,184	10,235
2 High Quality	Index	169	(1)	191	190
	Tranche	—	—	—	—
	Corporate	130	(6)	169	163
	Sovereign	72	(2)	86	84
	Subtotal	371	(9)	446	437
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	5	(1)	7	6
	Sovereign	55	(1)	65	64
	Subtotal	60	(2)	72	70
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	40	(1)	50	49
	Sovereign	10	—	12	12
	Subtotal	50	(1)	62	61
Total		$8,372	$39	$10,764	$10,803

B-54	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2011			December 31, 2010
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	$1,536	$106	$108	$1,136	$87	$88
	Liabilities	1,305	(275)	(317)	1,578	(406)	(444)
	Subtotal	2,841	(169)	(209)	2,714	(319)	(356)
Foreign currency forward contracts	Assets	167	9	9	96	2	2
	Liabilities	—	—	—	26	—	—
	Subtotal	167	9	9	122	2	2
Interest rate swap contracts	Assets	384	33	33	411	19	19
	Liabilities	—	—	—	—	—	—
	Subtotal	384	33	33	411	19	19
Credit default swap contracts—RSAT	Assets	8,081	9	50	5,824	12	83
	Liabilities	291	(18)	(11)	680	(30)	(3)
	Subtotal	8,372	(9)	39	6,504	(18)	80
Credit default swap contracts (purchased default protection)	Assets	646	28	28	234	7	7
	Liabilities	1,316	(33)	(33)	1,712	(58)	(58)
	Subtotal	1,962	(5)	(5)	1,946	(51)	(51)
Total	Assets	10,814	185	228	7,701	127	199
	Liabilities	2,912	(326)	(361)	3,996	(494)	(505)
	Total	$13,726	$(141)	$(133)	$11,697	$(367)	$(306)

For the twelve months ended December 31, 2011, there were no impairments of derivative positions. During 2011, the average fair value of derivatives used for other than hedging purposes, which is the derivative component of RSATs was $61.0 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2011		December 31, 2010		December 31, 2011		December 31, 2010
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Derivatives	$3	Derivatives	$3	Derivatives	$(162)	Derivatives	$(218)
Total Qualifying Hedge Relationships		3		3		(162)		(218)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Derivatives	33	Derivatives	19	Derivatives	—	Derivatives	—
Foreign Currency Swaps	Derivatives	105	Derivatives	85	Derivatives	(155)	Derivatives	(226)
Foreign Currency Forwards	Derivatives	9	Derivatives	2	Derivatives	—	Derivatives	—
Purchased Credit Default Swaps	Derivatives	28	Derivatives	7	Derivatives	(33)	Derivatives	(58)
Total Non-qualifying Hedge Relationships		175		113		(188)		(284)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Derivatives	50	Derivatives	83	Derivatives	(11)	Derivatives	(3)
Equity Contracts	Derivatives	—	Derivatives	—	Derivatives	—	Derivatives	—
Total Derivatives used for other than Hedging Purposes		50		83		(11)		(3)
Total Derivatives		$228		$199		$(361)		$(505)

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-55

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Effect of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions).

	Effect of Derivative Instruments
	December 31, 2011		December 31, 2010
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(56)	Net Realized Capital Gain (Loss)	$(11)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(56)		(11)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	4
Foreign Currency Swaps	Net Realized Capital Gain/(Loss)	(49)	Net Realized Capital Gain (Loss)	7
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	6	Net Realized Capital Gain (Loss)	(1)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	2
Interest Rate Futures Contracts	Net Realized Capital Gain (Loss)	(167)	Net Realized Capital Gain (Loss)	—
Total Non-qualifying Hedge Relationships		(210)		12

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	17	Net Realized Capital Gain (Loss)	28
Equity Contracts	Net Realized Capital Gain (Loss)	13	Net Realized Capital Gain (Loss)	—
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	30	Net Realized Capital Gain (Loss)	28
Total Derivatives		$(236)		$29

Note 14—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Separate Account Stable Value is an insulated, non-unitized separate account and was established on December 10, 2009 qualifying under the laws of the State of New

B-56	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

York to support a flexible premium group deferred fixed annuity contract that is offered to employer sponsored retirement plans under the Internal Revenue Code (“IRC”) Section 403(b). The

Contract may also be sold to qualified plans under IRC Sections 401(a), 401(k), 415(m), 457(b) (governmental and private), and 457(f).

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2011 and 2010, the Company’s separate account statement included legally insulated assets of $16,019 million and $12,909 million, respectively. The assets that are legally insulated from the general account as of December 31, 2011 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$713	$—
TIAA Separate Account VA-3	1,556	—
TIAA Real Estate Account	13,656	—
TIAA Stable Value	94	—
Total	$16,019	$—

As of December 31, 2011, the general account of TIAA had a maximum guaranteed minimum death benefit (“GMDB”) for separate account liabilities of $1.2 million. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charge. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

For the year ended December 31, 2011, the general account of TIAA had received $0.1 million from separate account guarantees. The total separate account guarantees paid by the general account for the preceding four years ending at December 31, are as follows (in millions):

2010	$0.5
2009	$2.1
2008	$3.4
2007	$3.0

The General Account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account can not fund participant requests, the General Account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account paid liquidity charges as follows for the past five (5) years (in millions):

2011	$23.7
2010	$13.1
2009	$12.4
2008	$19.7
2007	$19.4

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus has purchased units in the Real Estate Separate Account for the years ended at December 31 (in millions):

2011	$—
2010	$—
2009	$1,058.7
2008	$155.6
2007	$—

The Company engages in securities lending transactions through its VA-1 Separate Account.

At year-end December 31, 2011, the Separate Account had loaned securities of $13.2 million and collateral of $13.6 million.

The Company’s Separate Account may lend securities to qualified institutional borrowers to earn additional income. The Separate Account receives collateral (in the form of cash, Treasury securities, or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by the Separate Account will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The Separate Account bears the market risk with respect to the collateral investment, securities loaned, and the risk that the counterparty may default on its obligations.

The Company’s General Account does not currently engage in securities lending transactions.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2011
	Non-indexed Guarantee less than/equal to 4%	Non-guaranteed Separate Accounts	Total
Premiums and considerations	$38	$2,655	$2,693
Reserves:
For accounts with assets at:
Fair value	$—	$14,615	$14,615
Amortized cost	67	—	67
Total Reserves	$67	$14,615	$14,682

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-57

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	2011
	Non-indexed Guarantee less than/equal to 4%	Non-guaranteed Separate Accounts	Total
By withdrawal characteristics:
Subject to discretionary withdrawal	$4	$—	$4
At fair value	—	14,615	14,615
Not subject to discretionary withdrawal	63	—	63
Total Reserves	$67	$14,615	$14,682

	2010
	Non-indexed Guarantee less than/equal to 4%	Non-guaranteed Separate Accounts	Total
Premiums and considerations	$25	$2,626	$2,651
Reserves:
For accounts with assets at:
Fair value	$—	$11,704	$11,704
Amortized cost	23	—	23
Total Reserves	$23	$11,704	$11,727

By withdrawal characteristics:
At fair value	$—	$11,704	$11,704
Not subject to discretionary withdrawal	23	—	23
Total Reserves	$23	$11,704	$11,727

	2009
	Non-indexed Guarantee less than/equal to 4%	Non-guaranteed Separate Accounts	Total
Premiums and considerations	$—	$1,330	$1,330
Reserves:
For accounts with assets at:
Fair value	$—	$8,287	$8,287
Amortized cost	—	—	—
Total Reserves	$—	$8,287	$8,287

By withdrawal characteristics:
At fair value	$—	$8,287	$8,287
Not subject to discretionary withdrawal	—	—	—
Total Reserves	$—	$8,287	$8,287

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2011	2010	2009
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,121	$3,209	$1,523
Transfers from Separate Accounts	(1,463)	(1,079)	(2,810)
Net transfers (from) or to Separate Accounts	1,658	2,130	(1,287)

Reconciling Adjustments:
Fund transfer exchange gain (loss)	3	—	(2)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,661	$2,130	$(1,289)

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating and investment subsidiaries and affiliates. The Company has allocated expenses of $1,252 million and $1,076 million to its various subsidiaries and affiliates for the years ended December 31, 2011 and 2010, respectively. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by TIAA and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of TIAA. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). TIAA also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $870 million, $787 million and $710 million for the years ended December 31, 2011, 2010 and 2009, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. The Distribution and Administrative Services Agreement between REA and Services limits the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable

B-58	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2011	2010	2011	2010
CREF	$—	$—	$25.2	$21.8
Investment Management	2.1	—	—	2.5
TIAA-CREF Life	19.4	15.6	—	—
Advisors	—	—	—	4.8
TIAA-CREF Trust Company	—	—	3.2	—
REA	—	—	—	0.7
Total	$21.5	$15.6	$28.4	$29.8

Note 16—federal income taxes

By charter, TIAA is a stock life insurance Company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The application of SSAP No. 10R requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. As of December 31, 2011, the Company recorded a valuation allowance of $3.3 million related to expiring foreign tax credits not being utilized.

Components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”), as of December 31, consisted of the following (in millions):

	12/31/2011			12/31/2010			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$11,756	$2,617	$14,373	$12,332	$2,410	$14,742	$(576)	$207	$(369)
b) Statutory Valuation Allowance Adjustment	3	—	3	—	—	—	3	—	3
c) Adjusted Gross Deferred Tax Assets (a – b)	11,753	2,617	14,370	12,332	2,410	14,742	(579)	207	(372)
d) Deferred Tax Liabilities	338	714	1,052	294	—	294	44	714	758
e) Subtotal (Net Deferred Tax Assets) (c – d )	11,415	1,903	13,318	12,038	2,410	14,448	(623)	(507)	(1,130)
f) Deferred Tax Assets Nonadmitted	8,430	1,818	10,248	9,294	1,908	11,202	(864)	(90)	(954)
g) Net Admitted Deferred Tax Assets (e – f)	$2,985	$85	$3,070	$2,744	$502	$3,246	$241	$(417)	$(176)

For 2011, the Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R. The Company recorded an increase in admitted DTA as the result of its election to employ the provisions of paragraph 10e.

The change in deferred tax assets and liabilities are as follows (in millions):

		Changes during 2011
	Description	Ordinary	Capital	Total
	Gross deferred tax assets	$(576)	$207	$(369)
	Statutory valuation allowance	3	—	3
	Adjusted gross deferred tax assets	(579)	207	(372)
	Gross deferred tax liabilities	44	714	758
	Net deferred tax asset before admissibility test	$(623)	$(507)	$(1,130)

10.a	Federal Income Taxes recoverable through loss carryback	$—	$—	$—
10.b.i	Adj. Gross DTA expected to be realized in one year	$(193)	$(473)	$(666)
10.b.ii	10% adj. statutory capital and surplus limit	N/A	N/A	$154
	Admitted pursuant to par. 10.b. (lesser of i. or ii.)	$(99)	$(473)	$(572)
10.c	Admitted pursuant to par. 10.c.	$44	$714	$758
10.e.i	Additional admitted pursuant to par. 10.e.i.	$—	$—	$—
10.e.ii.a	Adj. Gross DTA expected to be realized in three years	$(485)	$11	$(474)
10.e.ii.b	15% adj. statutory capital and surplus limit	N/A	N/A	$2,395
	Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	$340	$56	$396
10.e.iii	Additional admitted pursuant to par. 10.e.iii.	$—	$—	$—
	Admitted deferred tax asset	285	297	582
	Deferred tax liability	44	714	758
	Change in net admitted DTA or DTL	$241	$(417)	$(176)

	Change in non-admitted DTA	$(864)	$(90)	$(954)

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-59

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	12/31/2011			12/31/2010			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) SSAP No. 10R, Paragraph 10.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below	1,567	25	1,592	1,666	498	2,164	(99)	(473)	(572)
c) SSAP No. 10R Paragraph 10.b.i.	1,567	25	1,592	1,760	498	2,258	(193)	(473)	(666)
d) SSAP No. 10R Paragraph 10.b.ii.	xxx	xxx	2,318	xxx	xxx	2,164	xxx	xxx	154
e) SSAP No. 10R Paragraph 10.c.	338	714	1,052	294	—	294	44	714	758
f) Total (a+b+e)	$1,905	$739	$2,644	$1,960	$498	$2,458	$(55)	$241	$186
Deferred Tax Liabilities	(338)	(714)	(1,052)	(294)	—	(294)	(44)	(714)	(758)
Net Admitted Deferred Tax Asset/(Liability) under Paragraphs 10.a-c	$1,567	$25	$1,592	$1,666	$498	$2,164	$(99)	$(473)	$(572)

	12/31/2011			12/31/2010			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
g) SSAP No. 10R Paragraph 10.e.i.	$—	$—	$—	$—	$—	$—	$—	$—	$—
h) SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a. and 10.e.ii.b. below	1,418	60	1,478	1,078	4	1,082	340	56	396
i) SSAP No. 10R Paragraph 10.e.ii.a.	1,418	60	1,478	1,903	49	1,952	(485)	11	(474)
j) SSAP No. 10R Paragraph 10.e.ii.b.	xxx	xxx	3,477	xxx	xxx	1,082	xxx	xxx	2,395
k) SSAP No. 10R Paragraph 10.e.iii.	—	—	—	—	—	—	—	—	—
I) Total (g+h+k)	$1,418	$60	$1,478	$1,078	$4	$1,082	$340	$56	$396
Deferred Tax Liabilities	—	—	—	—	—	—	—	—	—
Net Admitted Deferred Tax Asset/(Liability) under Paragraph 10.e	$1,418	$60	$1,478	$1,078	$4	$1,082	$340	$56	$396

Used in SSAP No. 10R, Paragraph 10.d.:
m) Total Adjusted Capital	xxx	xxx	$30,826	xxx	xxx	$26,944	xxx	xxx	$3,882
n) Authorized Control Level	xxx	xxx	$2,763	xxx	xxx	$2,478	xxx	xxx	$285

	12/31/2011			12/31/2010			Change
	(1) Ordinary %	(2) Capital %	(3) (Col 1+2) Total %	(4) Ordinary %	(5) Capital %	(6) (Col 4+5) Total %	(7) (Col 1–4) Ordinary %	(8) (Col 2–5) Capital %	(9) (Col 7+8) Total %
Impact of Tax Planning Strategies
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0.5%	—	0.5%	2.7%	3.7%	6.4%	(2.2)%	(3.7)%	(5.9)%
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	2.3%	—	2.3%	—	15.5%	15.5%	2.3%	(15.5)%	(13.2)%

	12/31/2011			12/31/2010			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) Admitted Deferred Tax Assets	$1,567	$25	$1,592	$1,666	$498	$2,164	$(99)	$(473)	$(572)
b) Admitted Assets	xxx	xxx	$224,454	xxx	xxx	$213,462	xxx	xxx	$10,992
c) Adjusted Statutory Surplus	xxx	xxx	$21,702	xxx	xxx	$24,074	xxx	xxx	$(2,372)
d) Total Adjusted Capital from DTA’s	xxx	xxx	$1,592	xxx	xxx	$2,164	xxx	xxx	$(572)
Increases due to SSAP No. 10R, Paragraphs 10.e.:
e) Admitted Deferred Tax Assets	$1,418	$60	$1,478	$1,078	$4	$1,082	$340	$56	$396
f) Admitted Assets	$1,418	$60	$1,478	$1,078	$4	$1,082	$340	$56	$396
g) Adjusted Statutory Surplus	$1,418	$60	$1,478	$1,078	$4	$1,082	$340	$56	$396

B-60	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No.10R, Paragraph 10bii.

Temporary differences for which a DTL has not been established: Not Applicable

Current income taxes incurred consist of the following major components (in millions):

		12/31/2011	12/31/2010	Change
1.	Current Income Tax:
	Federal income taxes expense (benefit)	$97	$199	$(102)
	Foreign taxes	—	—	—
	Subtotal	$97	$199	$(102)

	Federal income taxes on net capital gains	$853	$31	$822
	Utilization of capital loss carry-forwards	$(1,089)	$(258)	$(831)
	Other	—	—	—
	Federal and foreign income taxes incurred	$(139)	$(28)	$(111)
2.	Deferred Tax Assets:
	Ordinary
	Policyholder reserves	$366	$380	$(14)
	Investments	794	70	724
	Deferred acquisition costs	28	28	—
	Policyholder dividends accrual	604	586	18
	Fixed assets	85	75	10
	Compensation and benefits accrual	272	217	55
	Intangible Assets—Business in Force and Software	7,598	8,005	(407)
	Net operating loss carry-forward	1,368	2,296	(928)
	Tax credit carry-forward	32	24	8
	Other (including items < 5% of total ordinary tax assets	609	651	(42)
	Subtotal	$11,756	$12,332	$(576)
	Statutory valuation allowance adjustment	3	—	3
	Nonadmitted	8,430	9,294	(864)
	Admitted ordinary deferred tax assets	$3,323	$3,038	$285

	Capital
	Investments	$2,481	$1,793	$688
	Net capital loss carry-forward	—	481	(481)
	Real estate	136	136	—
	Other (including items < 5% of total capital tax assets	—	—	—
	Subtotal	$2,617	$2,410	$207
	Statutory valuation allowance adjustment	$—	$—	$—
	Nonadmitted	$1,818	$1,908	$(90)
	Admitted capital deferred tax assets	$799	$502	$297

	Admitted deferred tax assets	$4,122	$3,540	$582

3.	Deferred Tax Liabilities:
	Ordinary
	Investments	$337	$293	$44
	Other (including items < 5% of total ordinary tax liabilities	1	1	—
	Subtotal	$338	$294	$44
	Capital
	Investments	$714	$—	$714
	Subtotal	$714	$—	$714
	Deferred tax liabilities	$1,052	$294	$758

4.	Net Deferred Tax:
	Assets/Liabilities	$3,070	$3,246	$(176)

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-61

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Reconciliation of Federal income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Income Before Taxes	$2,716	$951	35.00%
Dividends received deduction	(10)	(4)	(0.13)%
Amortization of interest maintenance reserve	(140)	(49)	(1.80)%
Meal disallowance, spousal travel, and non-deductible lobbying	4	1	0.06%
Prior year true-ups (TIAA and Subs)	(233)	(81)	(3.00)%
Other	(18)	(6)	(0.26)%
Total	$2,319	$812	29.87%

Federal income tax incurred expense (benefit)		$(139)	(5.11)%
Change in net deferred income tax charge		1,130	41.58%
Tax effect of unrealized capital gain (loss)		(179)	(6.60)%
Total statutory income taxes		$812	29.87%

At December 31, 2011, the Company had net operating loss carry forwards expiring through the year 2023 (in millions):

Year Incurred	Operating Loss	Year of Expiration
1999	$981	2014
2001	186	2016
2002	779	2017
2003	467	2018
2004	356	2019
2008	1,138	2023
Total	$3,907

At December 31, 2011, the Company had no capital loss carry forwards.

At December 31, 2011, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2007	$2	2017
2008	2	2018
2009	2	2019
2010	2	2020
Total	$8

At December 31, 2011, the Company had general business credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2004	$1	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
Total	$22

TIAA did not incur federal income taxes in 2011 or preceding years that would be available for recoupment in the event of future net losses.

TIAA does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Sec. 6603.

Beginning in 1998, TIAA began filing a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts receivable from TIAA’s subsidiaries for federal income taxes were $5 million and $19 million at December 31, 2011 and 2010, respectively. The consolidating companies, as of December 31, 2011, which file a consolidated federal income tax return with TIAA are as follows:

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Asset Management, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) Savannah Teachers Properties, Inc.

8) TCT Holdings, Inc.

9) Teachers Advisors, Inc.

10) Teachers Personal Investors Service, Inc.

11) T-Investment Properties Corp.

12) T-Land Corp.

13) WRC Properties, Inc.

14) TIAA-CREF Tuition Financing, Inc.

15) TIAA-CREF Trust Company, FSB

16) 730 Texas Forest Holdings, Inc.

17) TIAA Global Markets, Inc.

18) T-C Sports Co., Inc.

19) TIAA Board of Overseers

20) TIAA Realty, Inc.

21) TIAA Park Evanston, Inc.

22) Oleum Holding Company, Inc.

23) Covariance Capital Management, Inc.

24) Westchester Group Investment Management, Inc.

25) Port Northwest IV Corporation

26) Westchester Group Investment Management Holding

Company, Inc.

For the years 2005 and 2006 Federal income tax returns for the consolidated companies have been audited by the IRS. In July 2011, the IRS completed its audit and presented TIAA with a Revenue Agents Report that had no un-agreed adjustments.

FASB ASC 740 and Accounting Standards Update No. 2009-06 established a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management

B-62	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

has evaluated the Company’s tax position under the principles of FASB ASC 740, and not recorded any uncertain tax benefits as of December 31, 2011 or 2010.

On January 1, 2012, SSAP No. 101 replaces SSAP No. 10R as the statutory accounting principle used to determine and record the Company’s current and deferred income taxes. The company has examined the potential effects that SSAP No. 101 would have on its current and deferred taxes were it enacted for December 31, 2011. The Company has determined that SSAP No. 101 would not have a material effect on the current and deferred taxes, or surplus, presented above under SSAP No. 10R.

Note 17—pension plan and post-retirement benefits

TIAA maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $33 million, $36 million and $44 million for the years ended December 31, 2011, 2010 and 2009, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. For the years ended December 31, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	2011	2010	2009
Reconciliation of change in benefit obligation:
Benefit obligation at beginning of year	$130	$116	$113
Eligibility cost	7	5	5
Interest cost	7	6	7
Actuarial losses	17	10	1
Benefits paid	(6)	(7)	(7)
Plan amendments	—	—	(3)
Benefit obligation at end of year	$155	$130	$116
Reconciliation of funded status:
Benefit obligation at end of year
Current retirees	$115	$99	$93
Actives currently eligible to retire	40	31	23
Total obligation	155	130	116
Fair value of assets	—	—	—
Funded status	$(155)	$(130)	$(116)
Unrecognized net transition obligation	—	—	—
Unrecognized net (gain) losses	37	20	11
Unrecognized prior service cost	(1)	(1)	(1)
Accrued post-retirement benefit cost	$(119)	$(111)	$(106)

The net periodic post-retirement benefit cost for the years ended December 31 includes the following components (in millions):

	Post-retirement Benefits
	2011	2010	2009
Components of net periodic benefit cost:
Eligibility cost	$7	$5	$5
Interest cost	7	6	7
Amortization of net transition obligation and net (gain) or loss	—	—	1
Net periodic benefit cost	$14	$11	$13

The cost of post-retirement benefits includes a reduction arising from the Medicare Prescription Drug Act of 2003 (“The Act”) subsidy of $2 million for 2011, 2010 and 2009, respectively.

The post-retirement benefit obligation for non-vested employees was approximately $32 million at December 31, 2011 and approximately $33 million at December 31, 2010, respectively.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The Company’s proportionate share of the net pension cost of post-retirement benefits related to the pension plan was approximately $7 million, $5 million and $6 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Post-retirement Benefits
	2011	2010	2009
Weighted-average assumption:
Assumptions used to determine benefit obligations
Discount rate	4.50%	5.25%	5.75%
Rate of compensation increase	0.00%	0.00%	0.00%
Assumptions used to determine net periodic benefit cost
Discount rate	5.25%	5.75%	5.75%
Rate of compensation increase	0.00%	0.00%	4.00%
Assumed health care cost trend rates:
Rates of Increase in Health Benefit Cost
Pre-65 Healthcare Costs
Immediate Rate	8.50%	8.50%	9.00%
Ultimate Rate	5.76%	6.00%	5.00%
Year Ultimate Rate Reached	2023	2018	2016
Post-65 Healthcare Costs
Immediate Rate	8.50%	8.00%	8.50%
Ultimate Rate	5.00%	5.25%	5.00%
Year Ultimate Rate Reached	2018	2018	2015
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2011	2010	2009
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$19	$14	$12
Change in eligibility cost and interest cost	$2	$1	$1
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(16)	$(12)	$(10)
Change in eligibility cost and interest cost	$(2)	$(1)	$(1)

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-63

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

ESTIMATED FUTURE BENEFIT PAYMENTS

The following benefit payments, which reflect expected future service, are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2012	$8
2013	$8
2014	$9
2015	$9
2016	$10
Total for 2017–2021	$59

Medicare Part D Subsidy Receipts
2012	$—
2013	$1
2014	$1
2015	$1
2016	$1
Total for 2017–2021	$6

The Company maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers (“Overseer”). A portion of each Trustee’s annual compensation is subject to mandatory deferral under the plan for the duration of their service as a Trustee or Overseer. Payout of accumulations are normally made in a lump sum or annual installments over 5, 10 or 20 years, following the trustees’ or member’s separation from the Board.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years.

The accumulated benefit obligation totaled $47 million and $44 million as of December 31, 2011 and 2010, respectively. The Company had an accrued pension cost of $43 million and $45 million and had an additional minimum liability accrued of $3 million and $ 0 as of December 31, 2011 and 2010, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2011 or 2010.

The plan obligations were determined based upon a discount rate of 3.75%. In accordance with NAIC SSAP No. 89, Accounting For Pensions, A Replacement of SSAP No. 88, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

Future benefits expected to be paid for the plan are as follows (in millions):

1/1/2012 to 12/31/2012	$4
1/1/2013 to 12/31/2013	$4
1/1/2014 to 12/31/2014	$4
1/1/2015 to 12/31/2015	$4
1/1/2016 to 12/31/2016	$4
1/1/2017 to 12/31/2021	$16

Note 18—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees, the reserves are calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 80% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

B-64	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2011
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	14,615	14,615	7.7%
Total with adjustment or at fair value	—	—	14,615	14,615	7.7%
At book value without adjustment (minimal or no charge or adjustment)	40,869	4	—	40,873	21.6%
Not subject to discretionary withdrawal	133,460	63	—	133,523	70.7%
Total (gross)	174,329	67	14,615	189,011	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$174,329	$67	$14,615	$189,011

	2010
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	11,704	11,704	6.5%
Total with adjustment or at fair value	—	—	11,704	11,704	6.5%
At book value without adjustment (minimal or no charge or adjustment)	38,128	—	—	38,128	21.1%
Not subject to discretionary withdrawal	130,683	23	—	130,706	72.4%
Total (gross)	168,811	23	11,704	180,538	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$168,811	$23	$11,704	$180,538

Annuity reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2011	2010
Life & Accident & Health Annual Statement:
Total annuities (excluding supplementary contracts with life contingencies)	$170,743	$165,561
Supplementary contracts with life contingencies	2,892	2,604
Deposit-type contract funds	694	646
Subtotal	174,329	168,811

Separate Accounts Annual Statement:
Annuities	14,678	11,645
Supplementary contracts with life contingencies	—	79
Deposit-type contract funds	4	3
Subtotal	14,682	11,727
Total	$189,011	$180,538

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent and term insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-65

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2011, and $0.1 million at December 31, 2010. As of December 31, 2011 and December 31, 2010, TIAA had $0.6 billion and $1.0 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $3.4 million and $12.5 million at December 31, 2011 and December 31, 2010, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 19—reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2011	2010	2009
Aggregated assumed premiums	$(204)	$12	$21
Modified coinsurance reserves	$—	$202	$192
(Decrease) Increase in policy and contract reserves	$(17)	$(4)	$(5)

In 2004, TIAA and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2011 and 2010, there were premiums in force of $15 million and $16 million, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2011	2010	2009
Insurance and annuity premiums	$14	$16	$21
Policy and contract benefits	$59	$62	$70
Increase in policy and contract reserves	$36	$81	$95
Reserves for life and health insurance	$474	$510	$591

Note 20—commercial paper and securities repurchase programs

TIAA began issuing commercial paper in May 1999. The Company had maintained a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. The commercial paper program and credit facility were both terminated effective March 5, 2010.

In March 2011, the Company commenced a repurchase program to sell and repurchase securities when intended for the purpose of funding general corporate obligations. During any such period, proceeds from the repurchase program will be invested in short-term instruments. At December 31, 2011, the Company did not have any outstanding repurchase agreements.

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the year ended December 31 are as follows (in millions):

	2011	2010
Net unrealized capital gains (losses)	$390	$1,361
Asset valuation reserve	$(802)	$(1,418)
Net deferred federal income tax	$(1,129)	$(1,507)
Change in non-admitted assets	$1,046	$2,418
Net change in separate account surplus	$134	$121
Change in Accounting Principle	$(23)	$—

During 2011, the method of applying the accounting for non-controlled entities purchased after initial startup and with carrying values determined using the equity method was changed to reflect amortization of the difference between purchase cost and audited U.S. GAAP equity of the acquired entity. The combined impact of a cumulative effect adjustment of $23 million and current year amortization of $14 million, included in net unrealized capital gains above, resulted in a $37 million reduction of Capital and Contingency Reserves.

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from

B-66	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2011, interest of $137 million was paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2011 and 2010, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 22—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TIAA Global Markets, Inc. (“TGM”), a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5.0 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5.0 billion of TGM’s debt. TGM had $1.5 billion at December 31, 2011 and $2.5 billion at December 31, 2010 of outstanding debt and accrued interest.

On July 12, 2010, The Company increased the size of an uncommitted and unsecured 364-day revolving line of credit to

TGM from $750.0 million to $1.0 billion. During 2011, there were 2 draw downs totaling $610 million that were repaid on the line. As of December 31, 2011, outstanding principal plus accrued interest was $ 0. In January, 2011, TGM borrowed a total of $610.0 million which was repaid through out the year with the final payment made on November 2, 2011.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same or better than TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. This agreement was not utilized during 2011 or 2010.

The Company also provides a $100.0 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2011, $30.0 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 10 basis points (“bps”) on the undrawn committed amount. During 2011, there were 4 draw downs totaling $17.0 million that were repaid by December 31, 2011. During 2010, there were 18 draw downs totaling $34 million that were repaid by December 31, 2010. As of December 31, 2011 and 2010, outstanding principal plus accrued interest on this line of credit was $ 0.

The Company had provided a $1.0 billion uncommitted line of credit to certain CREF accounts and certain TIAA-CREF Mutual Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility maintained with a group of banks. As of December 31, 2011 and 2010, neither CREF nor the Funds had utilized this line of credit.

The Company provides a $100.0 million committed and unsecured 364-day revolving line of credit to TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), a real estate fund managed by Advisors, in which TIAA has a minority indirect equity ownership interest. On November 15, 2011, the line of credit was terminated.

On October 1, 2010, the Company provided to the Office of Thrift Supervision a written commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes for at least three years.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-67

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Under the Liquidity Guarantee agreement with the REA, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. In 2009, the TIAA general account further purchased $1,058.7 million of accumulation units. TIAA made no additional purchases in 2011 and 2010. Overall TIAA purchased $1,214 million of accumulation units and the fair value of such units was $1,168 million as of December 31, 2011. Accumulation units owned by TIAA are included as separate account assets and valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2011, the future minimum lease payments are estimated as follows (in millions):

Year	2012	2013	2014	2015	2016	Thereafter	Total
Amount	$36	$33	$29	$28	$23	$37	$186

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2011, 2010 and 2009 was approximately $34 million, $32 million and $35 million, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 23—borrowed money

Effective March 2009, TIAA was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY lent an amount equal to the market value of the ABS less a haircut and were secured at all times by the ABS. Loan proceeds were disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2011, TIAA’s eligible ABS, under the TALF program, totaled $887 million. These eligible ABS have been pledged as collateral to support the $809 million loan outstanding payable to the FRBNY. The TALF Subscription program officially ended in April 2010.

Note 24—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 9, 2012, the date the financial statements were issued.

B-68	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Note 25—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2011, where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows			Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
G63255AA4	$30,843,930	$	—²		$(408,870)	$30,469,230	$30,469,230	12/31/2011
004421MW0	22,591,560		22,415,344		(176,216)	22,415,344	16,999,971	12/31/2011
12668ASQ9	15,553,893		15,403,907		(149,986)	15,403,907	13,365,858	12/31/2011
12668ASR7	6,286,385		6,153,807		(132,578)	6,153,807	4,577,427	12/31/2011
152314DT4	163,343		152,991		(10,352)	152,991	156,536	12/31/2011
161546FJ0	2,543,448		2,503,870		(39,578)	2,503,870	1,341,142	12/31/2011
21075WBA2	1,428,491		1,374,301		(54,190)	1,374,301	1,347,187	12/31/2011
21075WCJ2	742,471		723,050		(19,421)	723,050	706,888	12/31/2011
22541S5T1	4,997,995		4,717,562		(280,433)	4,717,562	2,578,420	12/31/2011
251511AC5	13,001,316		12,456,530		(544,786)	12,456,530	11,115,631	12/31/2011
294751BQ4	1,400,662		1,130,716		(269,946)	1,130,716	596,090	12/31/2011
294751BY7	2,303,908		2,083,863		(220,045)	2,083,863	1,362,934	12/31/2011
294751FC1	424,059		245,031		(179,028)	245,031	481,165	12/31/2011
3622ELAD8	34,344,829		32,885,188		(1,459,641)	32,885,188	26,326,768	12/31/2011
61749EAE7	15,855,707		15,621,821		(233,886)	15,621,821	11,248,225	12/31/2011
75971EAF3	353,565		337,595		(15,970)	337,595	198,481	12/31/2011
760985YY1	260,203		217,084		(43,119)	217,084	99,483	12/31/2011
03762CAE5	19,030,571		15,365,581		(3,664,990)	15,365,581	4,324,000	12/31/2011
059500AG3	25,048,068		24,002,215		(1,045,853)	24,002,215	13,928,185	12/31/2011
05950WAP3	17,080,256		11,361,761		(5,718,495)	11,361,761	10,205,143	12/31/2011
05950XAJ5	19,827,696		19,777,781		(49,915)	19,777,781	11,880,270	12/31/2011
07388YAY8	5,637,345		3,777,667		(1,859,678)	3,777,667	2,174,987	12/31/2011
07388YBA9	2,111,151		—	*	(2,111,151)	—	1,489,308	12/31/2011
07401DAL5	5,422,242		4,332,442		(1,089,800)	4,332,442	2,849,643	12/31/2011
07401DAM3	2,052,629		694,611		(1,358,018)	694,611	1,570,166	12/31/2011
173067HK8	3,002,255		1,462,217		(1,540,038)	1,462,217	1,696,693	12/31/2011
17310MAL4	2,234,420		872,009		(1,362,411)	872,009	1,573,349	12/31/2011
17310MAS9	162,759		139,556		(23,203)	139,556	720,000	12/31/2011
20047QAM7	2,058,527		2,001,047		(57,480)	2,001,047	8,316,304	12/31/2011
225458VV7	10,008,698		9,869,824		(138,874)	9,869,824	6,488,972	12/31/2011
225458VY1	1,871,162		931,334		(939,828)	931,334	838,537	12/31/2011
22545XAG8	20,411		10,369		(10,042)	10,369	40,301	12/31/2011
22545YAG6	41,904,200		41,034,006		(870,194)	41,034,006	19,637,280	12/31/2011
36159XAJ9	18,258,715		18,091,151		(167,564)	18,091,151	8,454,269	12/31/2011
36228CWB5	25,278,369		22,690,676		(2,587,693)	22,690,676	14,480,243	12/31/2011
396789KF5	2,814,647		2,770,038		(44,609)	2,770,038	1,782,400	12/31/2011
46625M2Y4	90,542		—	*	(90,542)	—	325,809	12/31/2011
46625M7A1	6,030,156		4,030,987		(1,999,169)	4,030,987	917,897	12/31/2011
46625MQ77	115,005		—	*	(115,005)	—	183,273	12/31/2011
46625YA60	269,520		266,222		(3,298)	266,222	1,204,869	12/31/2011
46625YQ63	2,800,664		2,687,595		(113,069)	2,687,595	2,736,562	12/31/2011
46625YQ89	127,508		108,641		(18,867)	108,641	924,030	12/31/2011
46627QBD9	36,735,484		32,052,120		(4,683,364)	32,052,120	23,226,596	12/31/2011
46630VAP7	786,932		538,761		(248,171)	538,761	1,208,319	12/31/2011
50180JAG0	31,643,343		29,504,194		(2,139,149)	29,504,194	17,105,627	12/31/2011
52108MDQ3	3,493,744		1,707,825		(1,785,919)	1,707,825	1,752,772	12/31/2011
52108MDS9	1,283,629		1,129,534		(154,095)	1,129,534	1,050,000	12/31/2011
52108MGA5	8,066,076		7,908,198		(157,878)	7,908,198	3,804,132	12/31/2011
55313KAH4	6,668,659		5,922,881		(745,778)	5,922,881	3,182,752	12/31/2011
60687UAL1	19,129,917		18,630,476		(499,441)	18,630,476	9,338,153	12/31/2011
60687UAM9	1,995,422		1,274,639		(720,783)	1,274,639	1,860,876	12/31/2011

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
617451FW4	$2,639,755	$1,852,906		$(786,849)	$1,852,906	$1,213,964	12/31/2011
617453AC9	1,127,583	945,963		(181,620)	945,963	1,764,200	12/31/2011
617453AY1	4,973,207	4,759,823		(213,384)	4,759,823	2,756,419	12/31/2011
69348HBT4	11,973,543	11,186,588		(786,955)	11,186,588	5,836,449	12/31/2011
74438WAN6	305,442	258,839		(46,603)	258,839	187,853	12/31/2011
92976BFZ0	8,536,283	2,040,473		(6,495,810)	2,040,473	4,295,675	12/31/2011
92976BGE6	653,988	544,541		(109,447)	544,541	1,444,195	12/31/2011
92976VAT5	9,903,330	9,618,391		(284,939)	9,618,391	5,811,388	12/31/2011
92977QAM0	8,175,546	2,091,944		(6,083,602)	2,091,944	10,268,650	12/31/2011
92977QAP3	895,885	374,432		(521,453)	374,432	5,627,130	12/31/2011
92978TAM3	1,943,041	—	*	(1,943,041)	—	7,411,617	12/31/2011
05948KKZ1	3,497,270	3,182,834		(314,436)	3,182,834	2,371,208	12/31/2011
05949AA67	1,128,478	1,081,178		(47,300)	1,081,178	2,746,501	12/31/2011
05949AM31	76,222	69,991		(6,231)	69,991	52,033	12/31/2011
12669E4V5	9,046,295	8,974,503		(71,792)	8,974,503	6,551,168	12/31/2011
12669E4W3	1,566,728	1,061,141		(505,587)	1,061,141	1,580,772	12/31/2011
12669EL95	7,358,570	7,002,255		(356,315)	7,002,255	6,085,718	12/31/2011
12669EWY8	7,947,570	7,392,317		(555,253)	7,392,317	5,713,418	12/31/2011
12669EWZ5	757,315	705,056		(52,259)	705,056	1,711,058	12/31/2011
22541SVH8	5,026,531	4,205,902		(820,629)	4,205,902	3,273,345	12/31/2011
251510ET6	2,308,450	1,587,724		(720,726)	1,587,724	2,663,480	12/31/2011
32051GDH5	1,261,349	950,225		(311,124)	950,225	885,279	12/31/2011
36185NJ50	1,643,240	1,582,400		(60,840)	1,582,400	1,394,056	12/31/2011
36185NW55	1,438,957	1,379,484		(59,473)	1,379,484	1,144,329	12/31/2011
74951PEA2	265,968	219,733		(46,235)	219,733	334,464	12/31/2011
7609856L0	3,647,060	3,197,376		(449,684)	3,197,376	2,937,238	12/31/2011
76110HHA0	7,821,928	7,732,724		(89,204)	7,732,724	6,833,214	12/31/2011
76110HSG5	5,335,610	5,214,665		(120,945)	5,214,665	5,207,641	12/31/2011
05949TBF5	14,539,522	14,376,599		(162,923)	14,376,599	13,957,421	12/31/2011
12667GUG6	4,686,673	4,579,177		(107,496)	4,579,177	4,302,914	12/31/2011
32051G2H7	9,425,438	9,061,820		(363,618)	9,061,820	8,061,549	12/31/2011
32051GN35	25,013,674	24,819,498		(194,176)	24,819,498	23,227,400	12/31/2011
32051GNS0	2,830,893	2,415,871		(415,022)	2,415,871	5,504,762	12/31/2011
32051GSQ9	6,940,626	6,588,863		(351,763)	6,588,863	12,743,891	12/31/2011
92977YBQ3	8,053,327	7,203,202		(850,125)	7,203,202	9,640,415	12/31/2011
94985JCA6	28,110,187	27,677,160		(433,027)	27,677,160	26,444,910	12/31/2011
32051GP41	19,478,025	19,238,580		(239,445)	19,238,580	17,501,620	12/31/2011
949837AF5	68,067,065	67,125,276		(941,789)	67,125,276	63,007,793	12/31/2011
94984HAC9	35,382,919	35,259,321		(123,598)	35,259,321	44,366,701	12/31/2011
94985WAP6	19,305,817	19,109,418		(196,399)	19,109,418	18,637,274	12/31/2011
05949YAC2	11,697,309	11,058,756		(638,553)	11,058,756	9,947,093	12/31/2011
12667F2J3	42,493,417	41,990,777		(502,640)	41,990,777	38,184,902	12/31/2011
12667GJR5	52,238,578	51,716,807		(521,771)	51,716,807	42,382,367	12/31/2011
32051G2J3	21,816,767	21,604,152		(212,615)	21,604,152	18,313,327	12/31/2011
76111XN90	7,442,211	7,261,986		(180,225)	7,261,986	6,972,081	12/31/2011
94985WAQ4	78,543,947	77,054,573		(1,489,374)	77,054,573	74,163,533	12/31/2011
02147QAE2	39,337,111	38,882,221		(454,890)	38,882,221	33,224,390	12/31/2011
02151FAD1	35,416,605	35,192,440		(224,165)	35,192,440	33,825,680	12/31/2011
05948KC98	16,299,738	16,153,307		(146,431)	16,153,307	14,667,519	12/31/2011
05948KP37	9,927,884	9,916,487		(11,397)	9,916,487	9,203,366	12/31/2011
05950RAK5	27,835,569	27,671,346		(164,223)	27,671,346	26,103,546	12/31/2011
12543UAD4	40,684,575	39,858,306		(826,269)	39,858,306	34,747,225	12/31/2011
12543UAE2	14,258,736	13,984,348		(274,388)	13,984,348	11,959,746	12/31/2011
12543XAD8	24,330,818	24,020,519		(310,299)	24,020,519	37,876,184	12/31/2011
12544DAK5	21,263,750	20,670,543		(593,207)	20,670,543	19,855,762	12/31/2011
12544DAQ2	15,139,862	14,729,039		(410,823)	14,729,039	14,114,085	12/31/2011

B-70	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12544LAK7	$28,564,821	$28,564,411	$(410)	$28,564,411	$28,371,660	12/31/2011
12544RAL2	8,464,824	8,315,419	(149,405)	8,315,419	7,412,400	12/31/2011
12667F4N2	8,936,680	8,781,423	(155,257)	8,781,423	7,896,344	12/31/2011
12667F5Z4	25,640,140	25,198,370	(441,770)	25,198,370	21,765,290	12/31/2011
12667F7D1	23,222,032	23,213,847	(8,185)	23,213,847	20,760,221	12/31/2011
12667GFB4	62,309,602	62,103,000	(206,602)	62,103,000	57,708,345	12/31/2011
12667GFT5	18,406,789	18,097,001	(309,788)	18,097,001	15,339,699	12/31/2011
12667GKE2	13,340,301	13,268,591	(71,710)	13,268,591	11,223,530	12/31/2011
12667GLE1	27,739,481	27,514,390	(225,091)	27,514,390	24,804,232	12/31/2011
12667GQA4	20,607,678	20,451,471	(156,207)	20,451,471	18,191,516	12/31/2011
12668AAG0	13,402,901	12,916,976	(485,925)	12,916,976	13,010,199	12/31/2011
126694JS8	27,613,195	27,122,138	(491,057)	27,122,138	23,122,404	12/31/2011
126694XQ6	30,333,090	29,648,783	(684,307)	29,648,783	27,666,690	12/31/2011
12669YAF9	18,085,807	17,898,160	(187,647)	17,898,160	16,105,757	12/31/2011
12669YAX0	13,211,327	13,153,470	(57,857)	13,153,470	9,785,452	12/31/2011
12670AAF8	44,668,605	43,974,056	(694,549)	43,974,056	39,296,110	12/31/2011
161631AV8	39,102,113	38,849,870	(252,243)	38,849,870	36,394,968	12/31/2011
16163BAP9	27,227,221	26,855,354	(371,867)	26,855,354	24,058,902	12/31/2011
170255AS2	14,453,750	14,052,285	(401,465)	14,052,285	12,797,879	12/31/2011
17025AAB8	15,878,895	14,907,194	(971,701)	14,907,194	16,706,175	12/31/2011
17025JAB9	36,480,861	36,150,043	(330,818)	36,150,043	34,331,281	12/31/2011
17025TAV3	27,283,438	26,829,885	(453,553)	26,829,885	24,516,797	12/31/2011
17312FAD5	9,783,950	9,663,490	(120,460)	9,663,490	8,790,970	12/31/2011
32051GFL4	6,947,633	6,743,701	(203,932)	6,743,701	6,749,021	12/31/2011
32051GUQ6	20,646,005	20,566,812	(79,193)	20,566,812	18,677,368	12/31/2011
32051GVL6	23,167,772	22,949,745	(218,027)	22,949,745	20,749,766	12/31/2011
36185MEG3	14,048,228	13,887,960	(160,268)	13,887,960	13,939,519	12/31/2011
3622MPAN8	28,418,236	28,346,905	(71,331)	28,346,905	27,359,350	12/31/2011
3622MPBE7	49,423,845	49,367,449	(56,396)	49,367,449	45,604,100	12/31/2011
362669AQ6	9,800,494	9,689,758	(110,736)	9,689,758	9,494,484	12/31/2011
45660LPD5	13,382,334	13,151,674	(230,660)	13,151,674	10,948,805	12/31/2011
46627MAC1	10,184,151	9,933,001	(251,150)	9,933,001	7,945,644	12/31/2011
46628YBK5	28,210,123	27,685,765	(524,358)	27,685,765	24,243,108	12/31/2011
58550PAC0	588,658	446,296	(142,362)	446,296	540,515	12/31/2011
749577AL6	17,298,863	17,200,477	(98,386)	17,200,477	15,205,934	12/31/2011
74957VAQ2	18,823,946	18,766,902	(57,044)	18,766,902	17,094,112	12/31/2011
74957XAF2	35,043,094	34,928,034	(115,060)	34,928,034	29,419,918	12/31/2011
749583AH3	9,617,142	9,588,658	(28,484)	9,588,658	8,623,983	12/31/2011
74958AAD6	28,218,004	27,857,101	(360,903)	27,857,101	24,432,287	12/31/2011
74958AAH7	24,779,658	24,562,278	(217,380)	24,562,278	22,037,429	12/31/2011
76110HX53	9,390,953	9,350,418	(40,535)	9,350,418	8,590,219	12/31/2011
949772AD9	26,064,111	26,032,967	(31,144)	26,032,967	25,707,965	12/31/2011
94980SAS4	37,499,780	37,305,760	(194,020)	37,305,760	38,106,160	12/31/2011
94980SBJ3	18,895,713	18,800,399	(95,314)	18,800,399	18,496,460	12/31/2011
949837BE7	19,710,586	19,441,226	(269,360)	19,441,226	18,563,052	12/31/2011
949837BK3	8,461,277	8,343,680	(117,597)	8,343,680	7,879,095	12/31/2011
949837CC0	25,066,550	24,701,523	(365,027)	24,701,523	23,881,548	12/31/2011
94984AAR1	28,695,367	28,439,129	(256,238)	28,439,129	27,287,880	12/31/2011
94984AAS9	9,070,812	9,031,927	(38,885)	9,031,927	38,971,534	12/31/2011
94984FAR0	33,820,848	33,486,156	(334,692)	33,486,156	50,826,958	12/31/2011
94985JAB6	47,805,425	46,890,799	(914,626)	46,890,799	45,631,000	12/31/2011
94985JBR0	28,796,377	28,237,483	(558,894)	28,237,483	27,341,087	12/31/2011
94985LAD7	15,367,803	14,899,982	(467,821)	14,899,982	14,659,815	12/31/2011
94985RAP7	60,111,130	59,299,392	(811,738)	59,299,392	56,583,744	12/31/2011
94985WBL4	36,679,399	36,086,592	(592,807)	36,086,592	35,280,570	12/31/2011
94986AAC2	108,934,925	107,831,375	(1,103,550)	107,831,375	102,662,685	12/31/2011

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07388RAK3	$1,983,348	$	—²	$(714,128)	$1,269,220	$1,269,219	12/31/2011
17310MAQ3	4,720,890		—²	(732,789)	3,988,101	3,988,101	12/31/2011
19075CAJ2	4,708,261		—²	(486,329)	4,221,932	4,221,932	12/31/2011
19075CAK9	5,375,311		—²	(140,726)	5,234,585	5,234,584	12/31/2011
20173VAK6	5,752,950		—²	(1,652,569)	4,100,381	4,100,381	12/31/2011
20173VAL4	2,625,870		—²	(704,553)	1,921,317	1,921,317	12/31/2011
20173VAM2	4,207,193		—²	(1,275,151)	2,932,042	2,932,042	12/31/2011
22545YAL5	8,029,001		—²	(1,908,886)	6,120,115	6,120,115	12/31/2011
46628FAU5	1,566,902		—²	(102,400)	1,464,502	1,464,501	12/31/2011
46630EAL4	2,321,221		—²	(113,420)	2,207,801	2,207,801	12/31/2011
52108H3N2	19,549,098		—²	(9,251,033)	10,298,065	10,298,065	12/31/2011
52108H3Q5	11,053,588		—²	(6,477,648)	4,575,940	4,575,939	12/31/2011
55312VAR9	7,613,447		—²	(2,856,490)	4,756,957	4,756,956	12/31/2011
59025KAJ1	1,902,971		—²	(131,323)	1,771,648	1,771,647	12/31/2011
606935AP9	2,137,089		—²	(595,126)	1,541,963	1,541,963	12/31/2011
92976BBV3	11,050,865		—²	(908,776)	10,142,089	10,142,089	12/31/2011
004421MW0	23,869,919		23,338,255	(531,664)	23,338,255	17,755,371	9/30/2011
05947U6C7	20,574,137		19,297,180	(1,276,957)	19,297,180	11,127,386	9/30/2011
05948KLA5	251,425		245,722	(5,703)	245,722	609,380	9/30/2011
05949AM31	94,954		76,222	(18,732)	76,222	80,680	9/30/2011
05949TBF5	15,295,706		15,260,891	(34,815)	15,260,891	15,054,284	9/30/2011
05950XAJ5	20,044,794		19,834,096	(210,698)	19,834,096	13,827,214	9/30/2011
059511AK1	3,839,391		1,637,950	(2,201,441)	1,637,950	1,167,394	9/30/2011
059511AL9	3,748,791		542,271	(3,206,520)	542,271	1,722,948	9/30/2011
07388RAH0	12,348,777		12,305,814	(42,963)	12,305,814	9,450,778	9/30/2011
07388VAK4	7,626,772		6,344,300	(1,282,472)	6,344,300	3,715,392	9/30/2011
07388VAL2	3,292,020		2,952,388	(339,632)	2,952,388	7,589,981	9/30/2011
07388YBA9	2,578,515		2,129,725	(448,790)	2,129,725	2,249,971	9/30/2011
12543UAD4	41,224,372		40,773,524	(450,848)	40,773,524	35,252,740	9/30/2011
12543UAE2	14,631,007		14,523,778	(107,229)	14,523,778	12,316,542	9/30/2011
12543XAD8	24,604,683		24,459,424	(145,259)	24,459,424	24,145,850	9/30/2011
12545CAU4	36,163,938		35,885,213	(278,725)	35,885,213	34,149,720	9/30/2011
12566XAE8	28,324,818		27,959,736	(365,082)	27,959,736	26,512,878	9/30/2011
12566XAG3	13,448,822		13,143,200	(305,622)	13,143,200	12,632,660	9/30/2011
126670CL0	19,762,888		18,725,504	(1,037,384)	18,725,504	16,979,265	9/30/2011
126670GR3	5,167,251		4,933,550	(233,701)	4,933,550	2,618,574	9/30/2011
126670QT8	3,070,989		3,025,169	(45,820)	3,025,169	2,336,675	9/30/2011
126670QU5	10,850,281		10,623,307	(226,974)	10,623,307	7,414,440	9/30/2011
12667FMJ1	15,390,872		14,991,177	(399,695)	14,991,177	9,049,653	9/30/2011
12667GQA4	21,147,716		20,976,951	(170,765)	20,976,951	18,026,894	9/30/2011
12668ASR7	6,350,809		6,304,821	(45,988)	6,304,821	4,724,677	9/30/2011
126694JS8	27,781,151		27,603,141	(178,010)	27,603,141	23,212,641	9/30/2011
12669YAF9	18,877,231		18,704,323	(172,908)	18,704,323	17,063,109	9/30/2011
12669YAH5	14,499,875		14,321,116	(178,759)	14,321,116	12,599,988	9/30/2011
12669YAX0	14,076,715		13,925,667	(151,048)	13,925,667	12,074,555	9/30/2011
152314DS6	479,667		453,327	(26,340)	453,327	360,799	9/30/2011
161631AV8	39,254,318		39,137,734	(116,584)	39,137,734	36,591,824	9/30/2011
17025JAB9	36,628,466		36,485,065	(143,401)	36,485,065	34,773,813	9/30/2011
17307GVJ4	9,875,066		9,672,443	(202,623)	9,672,443	9,934,363	9/30/2011
17310MAS9	217,952		210,763	(7,189)	210,763	946,070	9/30/2011
20047NAM4	7,698,059		4,548,944	(3,149,115)	4,548,944	2,654,430	9/30/2011
20173MAN0	3,713,203		3,699,090	(14,113)	3,699,090	5,100,000	9/30/2011
20173QAJ0	6,096,193		5,393,157	(703,036)	5,393,157	5,407,908	9/30/2011
20173QAK7	836,318		641,753	(194,565)	641,753	2,796,231	9/30/2011
20173VAH3	19,407,667		17,649,099	(1,758,568)	17,649,099	15,382,599	9/30/2011
21075WBA2	1,524,463		1,494,595	(29,868)	1,494,595	1,458,058	9/30/2011

B-72	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
22541Q4M1	$6,252,359	$5,912,667		$(339,692)	$5,912,667	$3,774,210	9/30/2011
225458VY1	2,655,464	1,988,615		(666,849)	1,988,615	1,989,750	9/30/2011
22545LAV1	221,032	143,294		(77,738)	143,294	445,620	9/30/2011
22545XAG8	46,759	20,651		(26,108)	20,651	36,009	9/30/2011
22545YAG6	43,330,648	41,863,035		(1,467,613)	41,863,035	25,099,578	9/30/2011
32051GUQ6	20,813,600	20,636,064		(177,536)	20,636,064	18,495,702	9/30/2011
32051GVL6	23,490,915	23,438,918		(51,997)	23,438,918	21,821,759	9/30/2011
36157TJG7	983,821	—	[2]	(121,880)	861,941	861,941	9/30/2011
36228CDP5	471,909	266,055		(205,854)	266,055	831,507	9/30/2011
36228CWB5	32,052,168	25,368,074		(6,684,094)	25,368,074	14,035,764	9/30/2011
3622MPBE7	49,585,723	49,466,350		(119,373)	49,466,350	45,826,150	9/30/2011
396789KF5	3,202,256	2,833,921		(368,335)	2,833,921	1,686,993	9/30/2011
42332QAL7	2,730,543	2,718,239		(12,304)	2,718,239	1,375,070	9/30/2011
46625YA60	1,358,830	307,473		(1,051,357)	307,473	1,052,876	9/30/2011
46625YQ89	208,757	149,462		(59,295)	149,462	787,286	9/30/2011
46625YRB1	2,181,256	1,599,726		(581,530)	1,599,726	1,037,184	9/30/2011
46627QBD9	40,075,650	36,791,127		(3,284,523)	36,791,127	21,484,168	9/30/2011
46628CAD0	16,433,279	15,536,958		(896,321)	15,536,958	14,050,280	9/30/2011
46628SAG8	18,266,766	17,826,876		(439,890)	17,826,876	14,470,465	9/30/2011
46628YBK5	28,634,253	28,222,762		(411,491)	28,222,762	26,701,133	9/30/2011
46628YBP4	14,979,014	14,024,082		(954,932)	14,024,082	13,802,096	9/30/2011
46629PAG3	2,495,437	1,966,524		(528,913)	1,966,524	2,891,205	9/30/2011
50177AAL3	200,996	9,902		(191,094)	9,902	3,900,515	9/30/2011
50180JAG0	34,812,879	31,695,404		(3,117,475)	31,695,404	18,529,224	9/30/2011
52108MDQ3	4,224,613	3,555,031		(669,582)	3,555,031	1,662,972	9/30/2011
52108MDS9	1,496,864	1,402,450		(94,414)	1,402,450	950,000	9/30/2011
52108MDU4	101,593	57,814		(43,779)	57,814	520,000	9/30/2011
52521RAS0	1,619,807	1,564,384		(55,423)	1,564,384	1,626,438	9/30/2011
525221CM7	23,250,372	21,935,145		(1,315,227)	21,935,145	15,515,449	9/30/2011
52523KAH7	9,804,380	9,624,320		(180,060)	9,624,320	7,023,874	9/30/2011
55312TAG8	19,718,435	16,110,600		(3,607,835)	16,110,600	11,109,030	9/30/2011
55312TAH6	1,426,882	798,219		(628,663)	798,219	5,148,109	9/30/2011
55313KAH4	6,838,217	6,718,016		(120,201)	6,718,016	5,513,193	9/30/2011
58550PAC0	701,448	628,080		(73,368)	628,080	579,586	9/30/2011
59022HGR7	4,947,174	3,642,047		(1,305,127)	3,642,047	1,360,487	9/30/2011
59022HJS2	20,301,794	19,617,805		(683,989)	19,617,805	10,878,474	9/30/2011
60688BAJ7	11,584,760	5,857,859		(5,726,901)	5,857,859	5,564,470	9/30/2011
606935AQ7	650,911	156,213		(494,698)	156,213	1,938,235	9/30/2011
617451CA5	6,618,726	6,475,244		(143,482)	6,475,244	3,126,802	9/30/2011
617451FW4	3,245,984	2,648,654		(597,330)	2,648,654	1,410,364	9/30/2011
61745MU50	3,976,991	2,642,754		(1,334,237)	2,642,754	1,670,635	9/30/2011
61745MU68	356,186	233,081		(123,105)	233,081	1,540,732	9/30/2011
61749EAE7	16,389,173	16,237,957		(151,216)	16,237,957	9,506,129	9/30/2011
61750HAN6	537,982	517,877		(20,105)	517,877	1,597,751	9/30/2011
61750YAF6	27,638,067	26,699,216		(938,851)	26,699,216	18,884,468	9/30/2011
61754KAH8	25,173,879	20,992,729		(4,181,150)	20,992,729	17,832,370	9/30/2011
61755BAH7	49,044,448	47,427,779		(1,616,669)	47,427,779	27,906,835	9/30/2011
73316PGH7	10,289,711	10,221,039		(68,672)	10,221,039	8,225,465	9/30/2011
73316PGJ3	13,120,319	12,179,070		(941,249)	12,179,070	9,496,204	9/30/2011
74951PEA2	385,150	300,979		(84,171)	300,979	507,036	9/30/2011
749577AL6	17,419,537	17,342,882		(76,655)	17,342,882	16,238,819	9/30/2011
74957EAE7	17,577,497	17,487,105		(90,392)	17,487,105	16,506,009	9/30/2011
74957EAF4	36,282,204	36,082,378		(199,826)	36,082,378	33,437,131	9/30/2011
74957VAQ2	20,077,409	19,914,811		(162,598)	19,914,811	18,595,328	9/30/2011
74957XAF2	35,784,486	35,609,375		(175,111)	35,609,375	34,500,677	9/30/2011
74958EAD8	47,419,570	46,777,510		(642,060)	46,777,510	45,050,650	9/30/2011

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
7609856L0	$4,065,048	$3,827,087		$(237,961)	$3,827,087	$3,081,325	9/30/2011
76110HHB8	894,252	835,371		(58,881)	835,371	2,093,527	9/30/2011
76110HX87	21,983,539	21,367,921		(615,618)	21,367,921	17,514,460	9/30/2011
761118PQ5	11,097,907	10,934,518		(163,389)	10,934,518	9,321,301	9/30/2011
76111XN90	8,564,760	7,846,221		(718,539)	7,846,221	7,616,815	9/30/2011
84604CAE7	2,732,318	2,633,669		(98,649)	2,633,669	2,551,738	9/30/2011
86359BFG1	1,797,452	1,496,026		(301,426)	1,496,026	1,377,970	9/30/2011
92976BFZ0	10,005,179	8,555,934		(1,449,245)	8,555,934	3,889,206	9/30/2011
92976BGE6	758,600	727,947		(30,653)	727,947	1,287,305	9/30/2011
94980SBJ3	18,888,889	18,876,199		(12,690)	18,876,199	18,515,880	9/30/2011
949837CC0	25,203,525	25,067,215		(136,310)	25,067,215	24,255,407	9/30/2011
94983BAP4	15,409,157	15,367,334		(41,823)	15,367,334	15,500,397	9/30/2011
94984AAR1	28,921,008	28,699,246		(221,762)	28,699,246	26,162,730	9/30/2011
94984AAS9	9,534,419	9,460,302		(74,117)	9,460,302	8,865,397	9/30/2011
94984FAR0	34,862,018	34,654,252		(207,766)	34,654,252	32,829,185	9/30/2011
94984HAC9	35,804,330	35,428,449		(375,881)	35,428,449	35,314,539	9/30/2011
94985JAB6	48,005,187	47,823,688		(181,499)	47,823,688	47,755,100	9/30/2011
94985JBR0	28,950,520	28,812,994		(137,526)	28,812,994	28,370,535	9/30/2011
94985JCA6	28,354,882	28,154,177		(200,705)	28,154,177	26,814,150	9/30/2011
94985RAP7	60,563,665	60,162,652		(401,013)	60,162,652	58,824,064	9/30/2011
05950VAR1	2,986,003	—	[2]	(371,700)	2,614,303	2,614,303	9/30/2011
07387BEP4	1,067,268	—	[2]	(442,627)	624,641	624,641	9/30/2011
07388LAN0	9,981,101	—	[2]	(8,451)	9,972,650	9,972,650	9/30/2011
07388RAK3	2,294,585	—	[2]	(311,238)	1,983,347	1,983,347	9/30/2011
17309DAM5	9,832,170	—	[2]	(6,630,030)	3,202,140	3,202,140	9/30/2011
19075CAJ2	4,783,820	—	[2]	(75,559)	4,708,261	4,708,261	9/30/2011
20173VAM2	4,229,580	—	[2]	(22,387)	4,207,193	4,207,193	9/30/2011
22545YAL5	21,236,054	—	[2]	(3,729,403)	17,506,651	17,506,651	9/30/2011
36228CWE9	2,480,336	—	[2]	(949,793)	1,530,543	1,530,543	9/30/2011
36828QSJ6	4,749,563	—	[2]	(481,884)	4,267,679	4,267,679	9/30/2011
46625YUJ0	21,876,398	—	[2]	(8,431,091)	13,445,307	13,445,307	9/30/2011
46628FAU5	1,637,904	—	[2]	(71,003)	1,566,901	1,566,901	9/30/2011
46630EAL4	2,671,055	—	[2]	(349,834)	2,321,221	2,321,221	9/30/2011
55312TAR4	485,680	—	[2]	(60,710)	424,970	424,970	9/30/2011
55312VAN8	10,737,949	—	[2]	(4,679,620)	6,058,329	6,058,329	9/30/2011
55312VAP3	17,043,877	—	[2]	(10,678,494)	6,365,383	6,365,383	9/30/2011
55312VAR9	7,799,356	—	[2]	(185,910)	7,613,447	7,613,447	9/30/2011
59022HJU7	5,344,727	—	[2]	(597,196)	4,747,531	4,747,531	9/30/2011
59025KAJ1	3,507,263	—	[2]	(1,604,292)	1,902,971	1,902,971	9/30/2011
61750HAK2	5,683,848	—	[2]	(653,094)	5,030,754	5,030,754	9/30/2011
92976BBV3	12,467,305	—	[2]	(1,416,440)	11,050,865	11,050,865	9/30/2011
92978MAL0	6,740,664	—	[2]	(1,018,481)	5,722,183	5,722,183	9/30/2011
03072SQV0	694,989	602,534		(92,455)	602,534	441,933	6/30/2011
126670GR3	5,416,291	5,190,365		(225,926)	5,190,365	3,016,097	6/30/2011
12668ASQ9	18,889,756	18,195,156		(694,600)	18,195,156	17,989,930	6/30/2011
12668ASR7	6,667,207	6,368,377		(298,830)	6,368,377	4,739,805	6/30/2011
16165LAG5	12,333,221	12,311,672		(21,549)	12,311,672	11,544,529	6/30/2011
21075WBA2	1,551,510	1,544,351		(7,159)	1,544,351	1,493,611	6/30/2011
3622ELAD8	37,605,697	36,833,238		(772,459)	36,833,238	32,652,797	6/30/2011
46628CAD0	16,673,627	16,499,629		(173,998)	16,499,629	14,365,080	6/30/2011
525221CM7	23,311,901	23,306,182		(5,719)	23,306,182	16,105,313	6/30/2011
525221DF1	26,458,975	26,180,867		(278,108)	26,180,867	25,862,099	6/30/2011
525221EB9	23,883,119	23,305,539		(577,580)	23,305,539	20,824,874	6/30/2011
52523KAH7	10,623,645	10,156,312		(467,333)	10,156,312	7,529,057	6/30/2011
61749WAH0	3,775,210	3,619,957		(155,253)	3,619,957	3,061,191	6/30/2011
61749WAJ6	2,639,940	2,503,794		(136,146)	2,503,794	2,140,023	6/30/2011

B-74	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61750YAF6	$29,536,727	$28,464,536		$(1,072,191)	$28,464,536	$28,014,201	6/30/2011
74924PAJ1	379,543	154,379		(225,164)	154,379	158,197	6/30/2011
760985WT4	366,614	213,018		(153,596)	213,018	47,090	6/30/2011
760985YX3	6,166,894	5,816,442		(350,452)	5,816,442	1,077,367	6/30/2011
760985YY1	582,188	281,856		(300,332)	281,856	107,740	6/30/2011
76110WRW8	2,466,943	2,224,582		(242,361)	2,224,582	670,391	6/30/2011
76110WSF4	18,410,240	18,239,875		(170,365)	18,239,875	9,853,689	6/30/2011
76110WXR2	8,889,893	8,521,705		(368,188)	8,521,705	4,440,835	6/30/2011
79550DAD1	4,258,742	4,110,947		(147,795)	4,110,947	2,983,636	6/30/2011
059511AL9	4,685,314	3,807,010		(878,304)	3,807,010	2,185,614	6/30/2011
07387BEQ2	266,043	—	*	(266,043)	—	833,700	6/30/2011
07388RAH0	20,171,795	12,373,206		(7,798,589)	12,373,206	13,809,944	6/30/2011
07388VAK4	7,974,854	7,633,817		(341,037)	7,633,817	4,718,009	6/30/2011
07388VAL2	6,973,679	3,513,683		(3,459,996)	3,513,683	10,081,157	6/30/2011
07401DAM3	2,793,504	2,090,294		(703,210)	2,090,294	2,601,535	6/30/2011
07401DAN1	2,209,235	1,707,746		(501,489)	1,707,746	6,656,890	6/30/2011
17310MAL4	3,811,232	2,312,053		(1,499,179)	2,312,053	2,880,693	6/30/2011
17310MAS9	413,377	268,555		(144,822)	268,555	1,070,687	6/30/2011
20047QAM7	2,931,027	2,482,198		(448,829)	2,482,198	9,492,008	6/30/2011
20047QAN5	1,083,109	608,636		(474,473)	608,636	5,705,568	6/30/2011
20173TAP0	444,753	372,922		(71,831)	372,922	4,986,279	6/30/2011
22544QAK5	369,203	191,537		(177,666)	191,537	4,485,326	6/30/2011
225458VY1	11,201,665	2,762,419		(8,439,246)	2,762,419	2,046,600	6/30/2011
22545YAL5	14,852,343	5,600,666		(9,251,677)	5,600,666	9,478,676	6/30/2011
22545YAN1	14,307,085	237,123		(14,069,962)	237,123	9,454,574	6/30/2011
22545YAQ4	2,994,326	102,351		(2,891,975)	102,351	6,349,439	6/30/2011
22545YAS0	2,253,407	—	*	(2,253,407)	—	6,676,487	6/30/2011
361849K84	308,401	—	*	(308,401)	—	2,388,397	6/30/2011
36828QSL1	425,621	193,835		(231,786)	193,835	993,103	6/30/2011
396789KF5	4,330,436	3,231,663		(1,098,773)	3,231,663	1,727,913	6/30/2011
46625MQ77	257,122	133,559		(123,563)	133,559	205,442	6/30/2011
46625MZG7	7,872,548	6,303,333		(1,569,215)	6,303,333	8,624,734	6/30/2011
46625YA60	2,985,770	1,382,420		(1,603,350)	1,382,420	1,153,210	6/30/2011
46625YA78	361,470	—	*	(361,470)	—	1,082,782	6/30/2011
46625YC68	25,139	—	*	(25,139)	—	364,800	6/30/2011
46625YQ89	311,350	254,460		(56,890)	254,460	1,509,630	6/30/2011
46625YRB1	2,848,883	2,203,328		(645,555)	2,203,328	1,201,335	6/30/2011
46629GAP3	790,615	756,719		(33,896)	756,719	3,807,059	6/30/2011
46629GAQ1	299,805	136,304		(163,501)	136,304	2,099,413	6/30/2011
46629PAG3	3,785,480	2,501,865		(1,283,615)	2,501,865	3,546,260	6/30/2011
46629PAU2	421,316	351,240		(70,076)	351,240	1,505,654	6/30/2011
46630AAC2	327,069	242,804		(84,265)	242,804	875,000	6/30/2011
46631BAP0	520,501	178,624		(341,877)	178,624	5,045,346	6/30/2011
50180JAG0	35,106,978	34,821,850		(285,128)	34,821,850	26,270,801	6/30/2011
50180JAJ4	1,472,798	85,964		(1,386,834)	85,964	6,437,085	6/30/2011
52108MDQ3	8,019,074	4,276,193		(3,742,881)	4,276,193	1,865,461	6/30/2011
52108MDS9	4,556,005	1,612,872		(2,943,133)	1,612,872	1,000,000	6/30/2011
52108MDU4	923,680	153,239		(770,441)	153,239	400,000	6/30/2011
59025KAJ1	3,911,404	3,487,720		(423,684)	3,487,720	2,281,862	6/30/2011
59025KAK8	14,098,654	4,035,144		(10,063,510)	4,035,144	7,378,574	6/30/2011
60688BAJ7	20,725,566	11,672,299		(9,053,267)	11,672,299	10,546,935	6/30/2011
60688BAM0	1,292,276	—	*	(1,292,276)	—	1,844,769	6/30/2011
60688BAS7	1,015,664	—	*	(1,015,664)	—	1,920,945	6/30/2011
617451CA5	6,856,720	6,618,744		(237,976)	6,618,744	3,409,175	6/30/2011
61745MX40	467,147	456,400		(10,747)	456,400	2,090,886	6/30/2011
61751NAN2	2,219,120	1,959,479		(259,641)	1,959,479	1,983,658	6/30/2011

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61753JAL3	$349,048	$184,198	$(164,850)	$184,198	$5,067,583	6/30/2011
61754KAH8	31,916,904	25,308,458	(6,608,446)	25,308,458	26,570,862	6/30/2011
74438WAN6	400,684	305,443	(95,241)	305,443	23,023	6/30/2011
92976BGE6	4,985,198	807,846	(4,177,352)	807,846	1,378,953	6/30/2011
94352MAE8	20,000,000	12,078,604	(7,921,396)	12,078,604	4,886,400	6/30/2011
05948KC98	16,688,309	16,679,711	(8,598)	16,679,711	15,591,701	6/30/2011
05948KKZ1	4,210,412	3,655,833	(554,579)	3,655,833	2,534,931	6/30/2011
05948KLA5	489,827	296,688	(193,139)	296,688	622,602	6/30/2011
05948KP37	10,167,635	10,135,821	(31,814)	10,135,821	10,005,554	6/30/2011
05949AA67	1,743,978	1,411,357	(332,621)	1,411,357	3,201,888	6/30/2011
05949AM31	121,686	94,954	(26,732)	94,954	90,534	6/30/2011
05949AMP2	522,129	411,275	(110,854)	411,275	1,154,031	6/30/2011
12543TAD7	9,394,168	9,055,170	(338,998)	9,055,170	9,351,070	6/30/2011
12543XAD8	24,623,511	24,606,300	(17,211)	24,606,300	22,823,175	6/30/2011
12544AAC9	47,196,010	46,389,700	(806,310)	46,389,700	43,866,350	6/30/2011
12544DAK5	21,279,994	21,263,602	(16,392)	21,263,602	21,290,700	6/30/2011
12544LAK7	30,599,865	30,093,760	(506,105)	30,093,760	30,403,424	6/30/2011
12545CAU4	36,946,640	36,898,080	(48,560)	36,898,080	35,045,960	6/30/2011
12667F7D1	24,022,504	23,967,516	(54,988)	23,967,516	22,177,373	6/30/2011
12667FR98	997,492	739,430	(258,062)	739,430	1,811,075	6/30/2011
12667FW92	6,583,670	6,483,531	(100,139)	6,483,531	6,779,092	6/30/2011
12667FYZ2	9,034,528	7,354,134	(1,680,394)	7,354,134	6,185,202	6/30/2011
12667GFT5	18,442,849	18,442,840	(9)	18,442,840	15,025,502	6/30/2011
12667GQA4	21,384,266	21,381,385	(2,881)	21,381,385	20,056,759	6/30/2011
12667GUG6	5,167,610	5,167,297	(313)	5,167,297	5,112,152	6/30/2011
126694JS8	27,808,907	27,770,828	(38,079)	27,770,828	22,993,126	6/30/2011
126694W61	24,217,642	23,678,080	(539,562)	23,678,080	22,368,908	6/30/2011
12669EL95	8,284,724	7,721,748	(562,976)	7,721,748	6,558,419	6/30/2011
12670AAF8	44,922,498	44,783,315	(139,183)	44,783,315	44,789,385	6/30/2011
161631AV8	39,796,299	39,278,742	(517,557)	39,278,742	37,422,710	6/30/2011
16163BAP9	27,734,334	27,304,404	(429,930)	27,304,404	26,377,189	6/30/2011
17025AAB8	16,059,004	15,895,940	(163,064)	15,895,940	17,624,540	6/30/2011
17025JAB9	36,896,570	36,624,793	(271,777)	36,624,793	36,327,947	6/30/2011
17025TAV3	27,341,745	27,328,845	(12,900)	27,328,845	26,350,131	6/30/2011
17310AAR7	32,471,083	32,412,785	(58,298)	32,412,785	33,225,945	6/30/2011
17312FAD5	9,800,667	9,780,400	(20,267)	9,780,400	9,285,010	6/30/2011
22541SVH8	5,329,789	5,234,541	(95,248)	5,234,541	4,879,329	6/30/2011
32051G2J3	21,238,137	21,014,956	(223,181)	21,014,956	20,281,432	6/30/2011
32051GVL6	23,829,503	23,685,971	(143,532)	23,685,971	22,766,429	6/30/2011
36185MEG3	14,514,115	14,486,354	(27,761)	14,486,354	14,554,166	6/30/2011
3622MPAN8	28,462,267	28,389,939	(72,328)	28,389,939	27,765,585	6/30/2011
3622MPBE7	49,870,925	49,615,350	(255,575)	49,615,350	46,550,600	6/30/2011
45660LPD5	13,547,007	13,379,208	(167,799)	13,379,208	12,110,328	6/30/2011
46627MAC1	10,677,787	10,335,468	(342,319)	10,335,468	10,083,260	6/30/2011
46628YBK5	28,786,021	28,636,816	(149,205)	28,636,816	27,420,781	6/30/2011
46628YBP4	15,078,124	14,990,171	(87,953)	14,990,171	14,237,700	6/30/2011
749577AL6	17,584,234	17,450,729	(133,505)	17,450,729	12,436,493	6/30/2011
74957EAE7	17,814,093	17,577,167	(236,926)	17,577,167	17,262,933	6/30/2011
74957EAF4	37,205,793	36,827,984	(377,809)	36,827,984	35,373,641	6/30/2011
74957VAQ2	21,230,104	21,068,104	(162,000)	21,068,104	20,265,315	6/30/2011
74957XAF2	36,103,087	35,807,508	(295,579)	35,807,508	32,022,553	6/30/2011
749583AH3	9,815,438	9,752,111	(63,327)	9,752,111	8,703,301	6/30/2011
74958AAH7	26,951,193	26,897,160	(54,033)	26,897,160	25,899,660	6/30/2011
74958EAD8	47,862,448	47,451,650	(410,798)	47,451,650	47,469,000	6/30/2011
75115CAG2	7,208,598	6,931,280	(277,318)	6,931,280	6,802,458	6/30/2011
7609856L0	4,396,370	4,200,274	(196,096)	4,200,274	3,097,026	6/30/2011

B-76	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
76110HHA0	$8,737,053	$8,559,813		$(177,240)	$8,559,813	$7,568,913	6/30/2011
76110HHB8	1,254,860	1,006,472		(248,388)	1,006,472	2,316,831	6/30/2011
76110HX87	22,233,784	22,177,729		(56,055)	22,177,729	16,733,815	6/30/2011
761118CZ9	9,709,887	9,396,854		(313,033)	9,396,854	8,761,849	6/30/2011
761118PQ5	11,601,676	11,402,188		(199,488)	11,402,188	10,342,383	6/30/2011
94980SAS4	37,491,045	37,417,720		(73,325)	37,417,720	39,170,800	6/30/2011
94980SBJ3	18,923,461	18,874,400		(49,061)	18,874,400	19,442,560	6/30/2011
949837AF5	68,304,020	68,037,751		(266,269)	68,037,751	65,159,759	6/30/2011
949837BE7	19,770,628	19,689,484		(81,144)	19,689,484	19,695,651	6/30/2011
949837BK3	8,492,068	8,459,611		(32,457)	8,459,611	8,359,376	6/30/2011
949837CC0	25,381,819	25,201,881		(179,938)	25,201,881	25,004,770	6/30/2011
94984AAR1	28,984,526	28,920,780		(63,746)	28,920,780	28,157,580	6/30/2011
94984AAS9	9,834,523	9,822,590		(11,933)	9,822,590	9,563,280	6/30/2011
94984FAR0	35,000,570	34,869,922		(130,648)	34,869,922	35,442,517	6/30/2011
94984HAC9	36,057,606	35,832,279		(225,327)	35,832,279	36,678,932	6/30/2011
94985JAB6	48,194,982	48,015,850		(179,132)	48,015,850	46,991,250	6/30/2011
94985JBR0	29,095,015	28,960,567		(134,448)	28,960,567	29,230,889	6/30/2011
94985JCA6	28,455,723	28,384,350		(71,373)	28,384,350	27,959,490	6/30/2011
94985LAD7	15,372,480	15,341,859		(30,621)	15,341,859	15,296,021	6/30/2011
94985RAP7	60,789,484	60,595,456		(194,028)	60,595,456	60,278,912	6/30/2011
94985WAP6	20,503,066	20,440,065		(63,001)	20,440,065	20,928,461	6/30/2011
94985WAQ4	76,047,217	75,699,850		(347,367)	75,699,850	71,018,745	6/30/2011
94985WBL4	36,808,718	36,638,302		(170,416)	36,638,302	37,093,079	6/30/2011
94986AAC2	109,651,376	109,007,990		(643,386)	109,007,990	106,429,740	6/30/2011
07387BEP4	1,236,850	—	[2]	(169,582)	1,067,268	1,067,268	6/30/2011
92976BBV3	12,846,900	—	[2]	(379,595)	12,467,305	1,800,333	6/30/2011
36828QSJ6	4,838,046	—	[2]	(88,483)	4,749,563	4,749,563	6/30/2011
05950VAR1	3,804,276	—	[2]	(818,273)	2,986,003	2,986,003	6/30/2011
004421MW0	26,134,851	25,819,133		(315,718)	25,819,133	19,948,526	3/31/2011
02148YAD6	18,373,356	18,039,367		(333,989)	18,039,367	16,089,686	3/31/2011
026710AE3	447,206	207,373		(239,833)	207,373	203,765	3/31/2011
03072SQV0	1,006,103	715,796		(290,307)	715,796	464,149	3/31/2011
05947UML9	3,114,619	2,835,685		(278,934)	2,835,685	216,693	3/31/2011
05947UMM7	36,450	—	*	(36,450)	—	143,238	3/31/2011
05948KC98	16,862,524	16,843,139		(19,385)	16,843,139	15,742,234	3/31/2011
05948KLA5	604,953	530,956		(73,997)	530,956	632,086	3/31/2011
05949AA67	2,006,284	1,869,181		(137,103)	1,869,181	3,218,466	3/31/2011
05949AM23	544,074	518,756		(25,318)	518,756	1,357,721	3/31/2011
05950VAT7	385,620	1,156		(384,464)	1,156	912,000	3/31/2011
07401DAM3	3,084,496	2,799,300		(285,195)	2,799,301	2,619,104	3/31/2011
12498NAC7	4,672,423	4,272,197		(400,226)	4,272,197	2,426,275	3/31/2011
12544RAL2	8,561,484	8,498,630		(62,854)	8,498,630	7,859,330	3/31/2011
126670GR3	6,082,523	5,437,768		(644,755)	5,437,768	2,819,453	3/31/2011
126670QT8	3,444,883	3,125,126		(319,756)	3,125,127	2,864,320	3/31/2011
126670QU5	12,164,039	11,087,890		(1,076,149)	11,087,890	9,755,060	3/31/2011
126671R65	3,570,814	3,006,150		(564,664)	3,006,150	1,404,321	3/31/2011
126671R73	1,795,347	1,764,930		(30,417)	1,764,930	1,228,587	3/31/2011
12667FMJ1	16,261,545	15,767,157		(494,388)	15,767,157	10,371,867	3/31/2011
12667FR98	1,187,196	1,158,180		(29,016)	1,158,180	1,742,980	3/31/2011
12668ASR7	6,843,785	6,680,512		(163,273)	6,680,512	4,824,802	3/31/2011
126694W61	24,040,337	23,883,605		(156,732)	23,883,605	22,027,517	3/31/2011
126694XQ6	30,700,106	30,394,828		(305,278)	30,394,828	24,847,192	3/31/2011
12669DN87	673,777	332,309		(341,468)	332,309	1,020,537	3/31/2011
12669EL95	8,482,550	8,401,553		(80,997)	8,401,553	6,635,352	3/31/2011
12669YAF9	19,384,353	18,899,059		(485,294)	18,899,059	18,754,880	3/31/2011
12669YAH5	14,838,083	14,575,582		(262,501)	14,575,582	13,168,921	3/31/2011

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12669YAX0	$14,411,235	$14,187,029		$(224,206)	$14,187,029	$12,623,821	3/31/2011
14986DAR1	4,505,447	—	*	(4,505,447)	—	5,096,414	3/31/2011
14986DAT7	1,763,028	—	*	(1,763,028)	—	3,662,959	3/31/2011
152314DS6	762,010	507,336		(254,674)	507,336	409,085	3/31/2011
161546JL1	1,485,648	1,470,737		(14,911)	1,470,737	670,185	3/31/2011
161631AV8	40,084,936	39,812,268		(272,668)	39,812,268	40,647,651	3/31/2011
16163BAP9	28,144,708	27,759,884		(384,824)	27,759,884	26,372,292	3/31/2011
17025JAB9	36,901,741	36,893,393		(8,348)	36,893,393	35,781,306	3/31/2011
17310MAL4	5,011,529	3,828,689		(1,182,840)	3,828,689	2,852,490	3/31/2011
17310MAS9	507,205	459,730		(47,475)	459,730	1,122,064	3/31/2011
20047QAM7	17,902,880	3,151,682		(14,751,198)	3,151,682	10,004,112	3/31/2011
20047QAN5	4,566,404	1,233,498		(3,332,906)	1,233,498	5,994,850	3/31/2011
20173QAJ0	10,027,487	6,204,989		(3,822,498)	6,204,989	7,075,800	3/31/2011
20173QAK7	4,074,318	977,794		(3,096,524)	977,794	4,044,972	3/31/2011
21075WCJ2	837,354	835,799		(1,555)	835,799	787,697	3/31/2011
22541SVH8	6,333,087	5,504,066		(829,021)	5,504,066	4,916,925	3/31/2011
251511AC5	14,410,235	13,394,657		(1,015,578)	13,394,657	12,423,542	3/31/2011
294751BY7	2,387,325	2,360,048		(27,277)	2,360,048	1,504,496	3/31/2011
31393YY41	18,208,783	17,806,025		(402,758)	17,806,025	10,393,929	3/31/2011
32051GN35	26,461,628	26,378,642		(82,986)	26,378,642	23,764,864	3/31/2011
32051GP41	19,478,996	19,470,340		(8,656)	19,470,340	18,338,240	3/31/2011
36159XAJ9	18,655,072	18,319,742		(335,329)	18,319,743	15,945,138	3/31/2011
361849N57	4,911,220	2,623,916		(2,287,304)	2,623,916	3,199,540	3/31/2011
361849N73	460,265	—	*	(460,265)	—	4,367,499	3/31/2011
361849R61	7,914,732	2,971,019		(4,943,713)	2,971,019	5,335,530	3/31/2011
361849R79	895,563	525,976		(369,587)	525,976	2,916,576	3/31/2011
361849R87	735,488	111,137		(624,351)	111,137	3,411,975	3/31/2011
361849S29	249,893	—	*	(249,893)	—	1,165,320	3/31/2011
36185MEG3	14,705,421	14,668,815		(36,606)	14,668,815	14,668,500	3/31/2011
36228CWE9	3,886,399	2,548,357		(1,338,042)	2,548,357	2,438,455	3/31/2011
3622ELAD8	39,373,123	38,814,468		(558,655)	38,814,468	31,156,752	3/31/2011
3622MPBE7	49,903,985	49,896,450		(7,535)	49,896,450	46,499,450	3/31/2011
362334ME1	20,513,172	20,302,969		(210,203)	20,302,969	17,775,971	3/31/2011
36237UAA0	1,976,834	299,340		(1,677,494)	299,340	297,358	3/31/2011
36828QSL1	840,928	424,359		(416,569)	424,359	1,028,900	3/31/2011
42332QAL7	7,413,917	7,006,131		(407,786)	7,006,131	4,262,450	3/31/2011
46614KAB2	1,868,652	—	*	(1,868,652)	—	500,000	3/31/2011
46625MUH0	821,129	—	*	(821,129)	—	220,515	3/31/2011
46625YA60	3,001,274	2,987,204		(14,070)	2,987,204	1,169,679	3/31/2011
46625YA78	1,159,363	412,216		(747,147)	412,216	1,294,484	3/31/2011
46625YRB1	2,951,644	2,865,195		(86,449)	2,865,195	1,359,505	3/31/2011
46628FAU5	1,967,897	1,719,301		(248,596)	1,719,301	1,825,165	3/31/2011
46629GAP3	936,874	879,532		(57,342)	879,532	4,061,715	3/31/2011
46629YAM1	3,820,870	3,679,982		(140,888)	3,679,982	12,486,100	3/31/2011
46629YAQ2	852,181	661,343		(190,838)	661,343	2,520,828	3/31/2011
46630AAC2	371,986	371,665		(321)	371,665	875,000	3/31/2011
46630AAG3	228,652	188,527		(40,125)	188,527	360,000	3/31/2011
46630VAP7	1,281,382	880,273		(401,109)	880,273	2,263,308	3/31/2011
46631BAM7	1,751,643	1,650,633		(101,010)	1,650,633	4,974,190	3/31/2011
46631BAN5	2,067,269	1,962,050		(105,219)	1,962,050	11,743,724	3/31/2011
46632HAR2	338,594	321,213		(17,381)	321,213	1,795,207	3/31/2011
50180JAJ4	5,395,600	1,633,764		(3,761,836)	1,633,764	6,873,272	3/31/2011
525221CM7	24,035,186	23,366,873		(668,313)	23,366,873	16,725,997	3/31/2011
525221EB9	25,485,754	24,683,537		(802,217)	24,683,537	20,946,595	3/31/2011
53944MAC3	156,591	—	*	(156,591)	—	245,000	3/31/2011
55312TAG8	20,019,218	19,735,250		(283,968)	19,735,250	16,315,940	3/31/2011

B-78	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
55312TAH6	$2,207,998	$1,665,240		$(542,758)	$1,665,240	$6,930,460	3/31/2011
55312TAK9	1,463,616	1,366,983		(96,633)	1,366,983	7,008,850	3/31/2011
55312VAR9	9,431,476	8,193,211		(1,238,265)	8,193,211	9,462,173	3/31/2011
576434SW5	6,822,609	6,643,763		(178,846)	6,643,763	7,308,884	3/31/2011
59023BAM6	1,241,964	1,138,167		(103,797)	1,138,167	2,100,000	3/31/2011
59023BAN4	759,062	742,577		(16,485)	742,577	2,100,000	3/31/2011
59025KAK8	14,863,537	14,158,504		(705,033)	14,158,504	10,938,160	3/31/2011
61745MX40	2,829,155	500,821		(2,328,334)	500,821	2,223,453	3/31/2011
61745MX57	410,915	236,164		(174,751)	236,164	1,707,255	3/31/2011
61750HAN6	713,810	682,666		(31,144)	682,666	1,899,386	3/31/2011
61750YAF6	30,510,824	30,257,642		(253,182)	30,257,642	28,800,452	3/31/2011
61753JAM1	265,953	262,049		(3,904)	262,049	4,110,640	3/31/2011
61754KAH8	32,037,425	31,954,014		(83,411)	31,954,014	28,214,790	3/31/2011
749577AL6	17,749,260	17,612,942		(136,318)	17,612,942	12,463,414	3/31/2011
74957EAE7	18,052,385	17,809,927		(242,458)	17,809,927	17,254,742	3/31/2011
74957EAF4	37,739,040	37,226,534		(512,506)	37,226,534	35,384,715	3/31/2011
74957VAQ2	21,876,010	21,776,902		(99,108)	21,776,902	20,502,339	3/31/2011
74957XAF2	36,336,989	36,121,369		(215,620)	36,121,369	32,099,111	3/31/2011
749583AH3	9,922,978	9,828,768		(94,210)	9,828,768	8,661,614	3/31/2011
74958AAD6	31,449,361	30,659,726		(789,635)	30,659,726	28,651,915	3/31/2011
74958AAH7	27,528,556	26,958,450		(570,106)	26,958,450	25,888,560	3/31/2011
74958EAD8	48,651,248	47,887,750		(763,498)	47,887,750	47,710,650	3/31/2011
75971EAF3	361,836	355,848		(5,988)	355,848	286,121	3/31/2011
76110H5M7	46,775	40,179		(6,596)	40,179	68,194	3/31/2011
76110HNQ8	2,633,445	2,541,404		(92,041)	2,541,404	1,896,437	3/31/2011
76110HSH3	994,572	886,275		(108,297)	886,275	561,962	3/31/2011
76110WTB2	3,595,530	3,411,697		(183,833)	3,411,697	1,293,373	3/31/2011
76110WTU0	2,611,711	2,532,463		(79,248)	2,532,463	1,045,322	3/31/2011
76110WUL8	14,294,626	14,272,968		(21,658)	14,272,968	6,850,410	3/31/2011
76110WWK8	1,519,032	971,769		(547,263)	971,769	636,777	3/31/2011
76110WXR2	9,343,952	8,901,101		(442,851)	8,901,101	4,685,343	3/31/2011
761118CZ9	9,917,785	9,852,696		(65,090)	9,852,695	8,930,139	3/31/2011
761118PQ5	11,963,158	11,871,034		(92,124)	11,871,034	10,061,385	3/31/2011
76113GAC2	220,904	168,594		(52,310)	168,594	387,051	3/31/2011
81375WHJ8	11,994,033	11,748,937		(245,096)	11,748,937	6,288,801	3/31/2011
81375WHK5	3,583,984	3,560,106		(23,878)	3,560,106	2,697,555	3/31/2011
86359BFG1	2,961,522	1,918,424		(1,043,098)	1,918,424	2,105,972	3/31/2011
92976UAA8	2,539,718	2,288,499		(251,219)	2,288,499	5,600,000	3/31/2011
92977RAK2	5,148,529	4,022,306		(1,126,222)	4,022,307	4,002,510	3/31/2011
94980SBJ3	18,920,645	18,908,520		(12,125)	18,908,520	19,434,920	3/31/2011
949837AF5	68,370,975	68,287,919		(83,056)	68,287,919	65,117,660	3/31/2011
949837BE7	19,786,077	19,760,611		(25,465)	19,760,612	19,692,088	3/31/2011
949837BK3	8,501,003	8,490,907		(10,095)	8,490,908	8,357,873	3/31/2011
94984FAR0	35,153,298	35,006,469		(146,829)	35,006,469	35,362,766	3/31/2011
94984XAB6	9,278,978	9,211,401		(67,577)	9,211,401	9,528,038	3/31/2011
94984XAD2	7,673,000	7,617,061		(55,939)	7,617,061	7,877,512	3/31/2011
94984XAM2	11,712,546	11,626,954		(85,592)	11,626,954	12,019,770	3/31/2011
94985JAB6	48,221,105	48,202,750		(18,355)	48,202,750	47,740,150	3/31/2011
94985JBR0	29,114,124	29,102,779		(11,345)	29,102,779	29,598,947	3/31/2011
94985JCA6	28,507,528	28,483,710		(23,818)	28,483,710	28,460,520	3/31/2011
94986AAC2	109,742,861	109,672,080		(70,781)	109,672,080	106,206,985	3/31/2011
740408AA7	9,395,362	—	[2]	(2,503,582)	6,891,780	6,891,780	3/31/2011
92976BBV3	1,982,600	—	[2]	(127,452)	1,855,148	1,855,148	3/31/2011
05950VAR1	3,836,136	—	[2]	(31,860)	3,804,276	3,804,276	3/31/2011
36828QSJ6	4,973,252	—	[2]	(135,206)	4,838,046	4,838,046	3/31/2011
92976BBV3	11,746,905	—	[2]	(755,153)	10,991,752	10,991,752	3/31/2011

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07387BEP4	$1,426,135	$—	[2]	$(189,284)	$1,236,851	$1,236,850	3/31/2011
00253CHY6	3,100,607	1,882,904		(1,217,703)	1,882,904	1,186,653	12/31/2010
02660TFM0	9,072,871	8,993,573		(79,299)	8,993,572	5,104,550	12/31/2010
03762AAG4	2,101,951	2,013,090		(88,862)	2,013,089	1,179,900	12/31/2010
05947UMM7	1,960,454	36,450		(1,924,005)	36,449	149,096	12/31/2010
05950VAP5	13,448,285	10,560,944		(2,887,341)	10,560,944	6,026,132	12/31/2010
05950VAT7	1,600,210	411,018		(1,189,192)	411,018	684,000	12/31/2010
059511AM7	1,035,890	—	*	(1,035,890)	—	1,105,164	12/31/2010
059511AS4	749,798	—	*	(749,798)	—	1,406,667	12/31/2010
059511AU9	845,707	—	*	(845,707)	—	1,373,330	12/31/2010
07383F6U7	2,490,124	2,094,926		(395,199)	2,094,925	3,100,870	12/31/2010
07387BEQ2	820,330	447,544		(372,786)	447,544	1,811,230	12/31/2010
07388RAL1	493,059	—	*	(493,059)	—	3,027,355	12/31/2010
07388VAL2	10,747,974	7,302,404		(3,445,570)	7,302,404	4,214,420	12/31/2010
07388YBC5	1,417,660	—	*	(1,417,660)	—	990,577	12/31/2010
07388YBE1	855,193	—	*	(855,193)	—	630,000	12/31/2010
07401DAM3	3,439,369	3,083,707		(355,662)	3,083,707	1,972,655	12/31/2010
12498NAC7	4,999,786	4,674,166		(325,620)	4,674,166	2,499,495	12/31/2010
126671R65	3,749,037	3,574,283		(174,754)	3,574,283	1,375,277	12/31/2010
126671TV8	435,057	319,559		(115,498)	319,559	168,056	12/31/2010
126671TW6	448,023	394,139		(53,884)	394,139	210,082	12/31/2010
14986DAR1	10,107,291	4,565,745		(5,541,546)	4,565,745	5,114,828	12/31/2010
14986DAT7	3,644,860	1,876,782		(1,768,078)	1,876,782	5,615,912	12/31/2010
20047EAM4	1,814,136	1,197,606		(616,529)	1,197,607	5,642,594	12/31/2010
20047QAN5	11,304,365	4,660,376		(6,643,989)	4,660,376	5,416,753	12/31/2010
20173QAK7	6,017,476	4,101,651		(1,915,825)	4,101,651	3,633,294	12/31/2010
20173TAP0	1,780,482	722,541		(1,057,941)	722,541	3,688,180	12/31/2010
22544QAK5	1,798,847	709,514		(1,089,333)	709,514	6,708,762	12/31/2010
22545LAV1	304,002	301,815		(2,187)	301,815	328,910	12/31/2010
22608SAD0	3,150,813	3,071,255		(79,558)	3,071,255	600,009	12/31/2010
294751DY5	1,226,812	903,019		(323,793)	903,019	260,169	12/31/2010
36159XAJ9	19,512,730	18,670,215		(842,515)	18,670,215	10,504,542	12/31/2010
361849N57	5,009,542	4,922,538		(87,004)	4,922,538	3,074,680	12/31/2010
361849N73	1,264,245	704,838		(559,408)	704,837	4,954,623	12/31/2010
361849R61	9,617,774	7,935,307		(1,682,467)	7,935,307	4,877,148	12/31/2010
361849R79	4,702,135	963,680		(3,738,455)	963,680	2,659,464	12/31/2010
361849R87	1,586,254	866,712		(719,542)	866,712	3,096,156	12/31/2010
361849S29	426,981	326,781		(100,200)	326,781	1,165,320	12/31/2010
36228CDP5	707,260	471,909		(235,350)	471,910	1,040,356	12/31/2010
36228CWE9	4,574,013	3,905,338		(668,675)	3,905,338	2,234,865	12/31/2010
36228CYQ0	18,382,849	18,045,609		(337,240)	18,045,609	12,913,908	12/31/2010
3622ELAD8	41,439,863	40,333,121		(1,106,743)	40,333,120	32,759,823	12/31/2010
3622MSAC6	427,403	—	*	(427,403)	—	75,000	12/31/2010
362332AM0	4,533,075	4,250,580		(282,495)	4,250,580	1,500,000	12/31/2010
362334ME1	21,081,013	20,974,960		(106,052)	20,974,961	16,318,857	12/31/2010
36298JAA1	21,479,336	19,948,371		(1,530,965)	19,948,371	13,746,958	12/31/2010
46625MQ77	619,843	270,160		(349,683)	270,160	196,715	12/31/2010
46625MUH0	1,191,047	821,129		(369,918)	821,129	635,138	12/31/2010
46625YA78	3,989,943	1,223,441		(2,766,502)	1,223,441	1,199,316	12/31/2010
46625YC68	192,699	137,255		(55,444)	137,255	304,000	12/31/2010
46625YQ63	3,341,845	2,972,005		(369,839)	2,972,006	2,933,371	12/31/2010
46625YQ89	424,305	398,175		(26,130)	398,175	1,386,337	12/31/2010
46625YRB1	4,095,553	3,032,137		(1,063,415)	3,032,138	2,185,563	12/31/2010
46628FAU5	3,244,633	2,010,466		(1,234,168)	2,010,465	1,417,955	12/31/2010
46629GAP3	4,402,923	1,023,733		(3,379,190)	1,023,733	3,635,317	12/31/2010
46629GAQ1	911,998	445,384		(466,614)	445,384	1,984,740	12/31/2010

B-80	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46629PAG3	$4,152,176	$3,729,601		$(422,575)	$3,729,601	$2,989,477	12/31/2010
46629PAU2	625,708	491,322		(134,386)	491,322	1,395,696	12/31/2010
46629YAM1	4,299,779	4,041,162		(258,617)	4,041,162	8,095,640	12/31/2010
46629YAQ2	955,307	909,968		(45,339)	909,968	1,874,158	12/31/2010
46630AAC2	494,162	414,909		(79,253)	414,909	595,000	12/31/2010
46631BAM7	3,754,144	1,860,108		(1,894,036)	1,860,108	4,424,780	12/31/2010
46631BAN5	4,758,756	2,507,697		(2,251,059)	2,507,697	10,524,883	12/31/2010
46631BAP0	1,116,985	1,083,703		(33,282)	1,083,703	4,835,036	12/31/2010
46632HAQ4	387,089	234,521		(152,568)	234,521	640,263	12/31/2010
46632HAR2	657,982	413,493		(244,489)	413,493	1,445,123	12/31/2010
50179AAL1	13,174,417	12,419,388		(755,029)	12,419,388	4,828,886	12/31/2010
50179AAM9	1,005,481	790,316		(215,165)	790,316	480,000	12/31/2010
50180CAM2	337,891	277,302		(60,588)	277,303	2,842,250	12/31/2010
52108HF82	7,459,725	5,924,508		(1,535,216)	5,924,509	5,205,529	12/31/2010
52108HV76	4,377,380	741,716		(3,635,665)	741,715	1,821,350	12/31/2010
52108MGC1	3,137,225	628,286		(2,508,939)	628,286	1,267,523	12/31/2010
52108MGD9	369,749	—	*	(369,749)	—	497,400	12/31/2010
525221EB9	27,039,152	26,946,966		(92,185)	26,946,967	21,562,436	12/31/2010
55312VAR9	9,678,413	9,608,263		(70,150)	9,608,263	7,471,935	12/31/2010
55313KAH4	8,711,805	6,978,695		(1,733,110)	6,978,695	6,165,800	12/31/2010
59025KAK8	18,903,173	14,904,466		(3,998,707)	14,904,466	9,272,020	12/31/2010
59025WAU0	3,874,226	3,161,797		(712,429)	3,161,797	1,874,928	12/31/2010
60688BAM0	1,868,835	1,400,981		(467,855)	1,400,980	2,517,984	12/31/2010
60688BAS7	1,558,562	1,157,994		(400,568)	1,157,994	2,520,386	12/31/2010
617451CA5	7,211,647	6,847,723		(363,925)	6,847,722	3,362,630	12/31/2010
61746WE97	205,421	114,771		(90,650)	114,771	713,866	12/31/2010
61746WF21	44,826	—	*	(44,826)	—	129,579	12/31/2010
61750HAN6	1,079,242	784,248		(294,993)	784,249	1,234,718	12/31/2010
61753JAL3	1,461,072	613,152		(847,920)	613,152	4,701,500	12/31/2010
61753JAM1	651,003	400,720		(250,283)	400,720	3,409,210	12/31/2010
61753JAN9	436,652	238,561		(198,091)	238,561	1,621,328	12/31/2010
61754KAH8	34,531,549	32,008,838		(2,522,712)	32,008,837	20,419,998	12/31/2010
61754KAN5	14,246,522	—	*	(14,246,522)	—	11,932,260	12/31/2010
61754KAP0	2,120,835	—	*	(2,120,835)	—	3,653,011	12/31/2010
76110WQA7	14,360,762	14,183,345		(177,416)	14,183,346	6,766,953	12/31/2010
76110WRW8	2,900,673	2,557,357		(343,316)	2,557,357	720,800	12/31/2010
81375WHJ8	13,468,350	12,013,441		(1,454,909)	12,013,441	6,643,498	12/31/2010
81375WHK5	3,992,206	3,666,950		(325,256)	3,666,950	2,376,394	12/31/2010
92976UAA8	3,123,080	2,712,496		(410,584)	2,712,496	2,800,000	12/31/2010
92977RAK2	5,447,870	5,160,767		(287,104)	5,160,766	3,041,064	12/31/2010
02148FAW5	23,469,071	23,456,026		(13,045)	23,456,026	20,626,166	12/31/2010
02149HAK6	21,622,113	21,396,405		(225,708)	21,396,405	22,846,880	12/31/2010
02151CBD7	24,471,198	24,001,487		(469,711)	24,001,487	23,706,444	12/31/2010
02151NBA9	15,480,186	15,291,181		(189,005)	15,291,181	13,428,018	12/31/2010
05946XL92	11,074,631	10,989,293		(85,338)	10,989,293	9,273,597	12/31/2010
05948KB65	9,575,839	9,448,438		(127,401)	9,448,438	7,787,100	12/31/2010
05948KC98	17,059,882	17,047,745		(12,137)	17,047,745	15,271,833	12/31/2010
05948KF20	17,433,474	17,417,390		(16,084)	17,417,390	16,163,338	12/31/2010
05948KKZ1	4,378,874	4,348,094		(30,780)	4,348,094	3,162,909	12/31/2010
05948KLA5	748,470	655,160		(93,310)	655,160	968,395	12/31/2010
05948KP37	10,440,935	10,342,820		(98,115)	10,342,820	9,470,228	12/31/2010
12543TAD7	9,455,636	9,424,960		(30,676)	9,424,960	8,013,000	12/31/2010
12543UAD4	42,092,525	41,384,370		(708,155)	41,384,370	38,905,393	12/31/2010
12543UAE2	14,949,354	14,714,571		(234,783)	14,714,571	13,537,440	12/31/2010
12544AAC9	48,165,626	47,278,200		(887,426)	47,278,200	30,525,000	12/31/2010
12544DAK5	21,408,332	21,278,877		(129,455)	21,278,877	19,988,228	12/31/2010

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12544DAQ2	$15,270,767	$15,189,090	$(81,677)	$15,189,090	$13,553,792	12/31/2010
12544LAK7	30,760,928	30,597,504	(163,424)	30,597,504	29,382,400	12/31/2010
12544RAL2	8,573,674	8,569,990	(3,684)	8,569,990	6,884,000	12/31/2010
12545CAU4	37,156,526	37,023,160	(133,366)	37,023,160	37,092,000	12/31/2010
12667F4N2	9,394,946	9,362,609	(32,337)	9,362,609	7,370,515	12/31/2010
12667F5J0	19,508,667	19,458,636	(50,031)	19,458,636	16,864,398	12/31/2010
12667F5Z4	6,127,911	6,074,174	(53,737)	6,074,174	23,122,722	12/31/2010
12667F5Z4	21,006,008	20,971,664	(34,344)	20,971,664	23,122,722	12/31/2010
12667F7D1	24,551,494	24,417,749	(133,745)	24,417,749	20,944,078	12/31/2010
12667FR98	1,434,383	1,345,289	(89,094)	1,345,289	2,014,288	12/31/2010
12667FYZ2	11,827,718	9,763,883	(2,063,835)	9,763,883	5,306,397	12/31/2010
12667GBA0	14,356,377	14,265,050	(91,327)	14,265,050	54,951,911	12/31/2010
12667GBA0	23,954,630	23,799,646	(154,984)	23,799,646	54,951,911	12/31/2010
12667GBA0	28,520,429	28,356,700	(163,729)	28,356,700	54,951,911	12/31/2010
12667GFB4	24,466,401	24,329,899	(136,502)	24,329,899	54,299,602	12/31/2010
12667GFB4	41,264,741	41,037,127	(227,614)	41,037,127	54,299,602	12/31/2010
12667GFT5	18,562,240	18,474,874	(87,366)	18,474,874	15,007,688	12/31/2010
12667GJG9	15,775,364	15,766,092	(9,272)	15,766,092	12,829,793	12/31/2010
12667GJR5	50,983,827	50,777,728	(206,099)	50,777,728	40,057,620	12/31/2010
12667GLE1	29,155,691	29,145,504	(10,187)	29,145,504	25,833,254	12/31/2010
12667GQA4	22,109,149	21,879,738	(229,411)	21,879,738	18,047,633	12/31/2010
12667GW74	19,617,942	19,539,187	(78,755)	19,539,187	16,537,691	12/31/2010
12668AAG0	15,979,719	15,516,771	(462,948)	15,516,771	15,873,697	12/31/2010
126694JS8	27,801,206	27,787,428	(13,778)	27,787,428	22,064,889	12/31/2010
126694W61	23,884,838	23,708,747	(176,091)	23,708,747	18,993,432	12/31/2010
126694XQ6	30,891,681	30,711,314	(180,367)	30,711,314	26,691,546	12/31/2010
12669D5V6	3,366,133	3,224,123	(142,010)	3,224,123	2,161,792	12/31/2010
12669DN79	3,832,053	3,076,024	(756,029)	3,076,024	2,305,674	12/31/2010
12669EWY8	8,695,050	8,642,661	(52,389)	8,642,661	6,982,960	12/31/2010
12669EWZ5	1,659,203	1,236,059	(423,144)	1,236,059	1,567,961	12/31/2010
12669YAF9	19,396,737	19,386,356	(10,381)	19,386,356	10,846,750	12/31/2010
12670AAF8	45,556,274	45,009,286	(546,988)	45,009,286	39,241,526	12/31/2010
161631AV8	40,499,302	40,096,350	(402,952)	40,096,350	35,712,547	12/31/2010
16163BAP9	28,514,838	28,163,886	(350,952)	28,163,886	24,986,500	12/31/2010
16165TBJ1	9,210,012	9,136,783	(73,229)	9,136,783	8,184,917	12/31/2010
170255AS2	14,567,961	14,517,614	(50,347)	14,517,614	13,461,000	12/31/2010
17025TAV3	27,400,420	27,375,370	(25,050)	27,375,370	25,509,873	12/31/2010
1729732W8	20,382,764	20,315,199	(67,565)	20,315,199	17,354,537	12/31/2010
17310AAR7	32,430,459	32,419,024	(11,435)	32,419,024	24,900,996	12/31/2010
17312FAD5	9,808,087	9,796,800	(11,287)	9,796,800	8,686,000	12/31/2010
22541Q4M1	6,735,654	6,418,429	(317,225)	6,418,429	3,526,395	12/31/2010
22541SVH8	6,484,621	6,430,759	(53,862)	6,430,759	3,627,227	12/31/2010
251510ET6	3,345,541	3,209,845	(135,696)	3,209,845	1,586,646	12/31/2010
32051DXD9	964,040	883,028	(81,012)	883,028	887,873	12/31/2010
32051DXE7	704,378	616,897	(87,481)	616,897	627,581	12/31/2010
32051G2J3	20,635,774	20,567,316	(68,458)	20,567,316	17,988,737	12/31/2010
32051GN35	27,101,137	26,907,870	(193,267)	26,907,870	19,863,250	12/31/2010
32051GP41	19,697,380	19,476,620	(220,760)	19,476,620	14,994,000	12/31/2010
32051GVL6	24,502,122	24,194,205	(307,917)	24,194,205	22,632,548	12/31/2010
362669AQ6	9,992,478	9,836,120	(156,358)	9,836,120	9,037,754	12/31/2010
46627MAC1	10,865,010	10,703,051	(161,959)	10,703,051	7,621,227	12/31/2010
46628YBK5	29,058,810	28,786,174	(272,636)	28,786,174	26,129,350	12/31/2010
46628YBP4	15,236,182	15,097,096	(139,086)	15,097,096	11,056,346	12/31/2010
52521RAS0	1,883,100	1,784,443	(98,657)	1,784,443	2,390,945	12/31/2010
576434JM7	5,273,080	4,794,747	(478,333)	4,794,747	3,308,819	12/31/2010
74951PEA2	475,727	462,483	(13,244)	462,483	381,945	12/31/2010

B-82	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
749577AL6	$18,052,454	$17,775,596		$(276,858)	$17,775,596	$11,959,216	12/31/2010
74957EAE7	18,232,309	18,044,355		(187,954)	18,044,355	16,918,370	12/31/2010
74957EAF4	38,283,506	37,751,749		(531,757)	37,751,749	34,693,545	12/31/2010
74957VAQ2	22,154,815	21,889,958		(264,857)	21,889,958	20,054,567	12/31/2010
74957XAF2	36,766,143	36,351,790		(414,353)	36,351,790	30,585,720	12/31/2010
749583AH3	10,049,814	9,934,668		(115,146)	9,934,668	4,931,266	12/31/2010
74958AAD6	13,436,388	13,414,590		(21,798)	13,414,590	27,992,687	12/31/2010
74958AAD6	18,104,246	18,066,777		(37,469)	18,066,777	27,992,687	12/31/2010
74958BAH5	25,527,558	25,194,638		(332,920)	25,194,638	22,300,818	12/31/2010
74958EAD8	48,792,758	48,664,800		(127,958)	48,664,800	43,555,000	12/31/2010
75115CAG2	7,692,270	7,620,317		(71,953)	7,620,317	7,894,687	12/31/2010
76110HQS1	4,259,475	4,133,507		(125,968)	4,133,507	4,000,830	12/31/2010
76110HX53	10,221,637	10,177,036		(44,601)	10,177,036	8,533,547	12/31/2010
76110HX87	22,805,054	22,632,748		(172,306)	22,632,748	18,830,017	12/31/2010
761118CZ9	10,039,550	10,005,568		(33,982)	10,005,568	9,365,092	12/31/2010
76114DAE4	13,559,309	13,519,856		(39,453)	13,519,856	13,404,091	12/31/2010
949772AD9	28,243,539	28,132,050		(111,489)	28,132,050	23,501,359	12/31/2010
949837AF5	68,474,786	68,353,707		(121,079)	68,353,707	44,639,062	12/31/2010
949837BE7	19,812,631	19,775,778		(36,853)	19,775,778	16,546,363	12/31/2010
949837BK3	8,514,486	8,499,688		(14,798)	8,499,688	7,110,656	12/31/2010
949837CC0	25,450,065	25,373,072		(76,993)	25,373,072	20,690,221	12/31/2010
94983BAP4	15,420,570	15,386,926		(33,644)	15,386,926	12,756,150	12/31/2010
94984AAR1	29,144,103	28,982,130		(161,973)	28,982,130	17,766,000	12/31/2010
94984AAS9	9,953,947	9,909,440		(44,507)	9,909,440	9,662,000	12/31/2010
94984FAR0	35,173,276	35,157,002		(16,274)	35,157,002	34,782,734	12/31/2010
94984HAC9	36,429,878	36,105,824		(324,054)	36,105,824	34,059,273	12/31/2010
94984XAB6	9,370,975	9,287,499		(83,476)	9,287,499	5,478,272	12/31/2010
94984XAD2	7,749,136	7,680,094		(69,042)	7,680,094	4,557,000	12/31/2010
94984XAM2	11,829,067	11,723,543		(105,524)	11,723,543	8,324,642	12/31/2010
94985JAB6	48,321,959	48,228,400		(93,559)	48,228,400	44,145,000	12/31/2010
94985JBR0	29,162,715	29,121,539		(41,176)	29,121,539	27,803,419	12/31/2010
94985JCA6	28,558,476	28,534,710		(23,766)	28,534,710	26,562,000	12/31/2010
94985LAD7	15,368,802	15,349,891		(18,911)	15,349,891	12,980,185	12/31/2010
94985RAP7	61,243,009	60,846,336		(396,673)	60,846,336	47,827,200	12/31/2010
94985WAP6	21,483,619	21,439,796		(43,823)	21,439,796	19,756,941	12/31/2010
94985WAQ4	73,940,814	73,680,424		(260,390)	73,680,424	62,384,887	12/31/2010
94985WBL4	36,878,714	36,769,287		(109,427)	36,769,287	30,262,158	12/31/2010
94986AAC2	19,180,863	19,096,840		(84,023)	19,096,840	102,925,000	12/31/2010
94986AAC2	19,329,580	19,244,820		(84,760)	19,244,820	102,925,000	12/31/2010
94986AAC2	71,734,602	71,420,325		(314,277)	71,420,325	102,925,000	12/31/2010
03702YAC4	14,400	—	[2]	(7,200)	7,200	7,200	12/31/2010
05950VAR1	12,034,861	—	[2]	(8,198,726)	3,836,135	3,836,135	12/31/2010
07387BEK5	9,182,390	—	[2]	(5,509,271)	3,673,119	3,673,119	12/31/2010
07387BEN9	3,313,391	—	[2]	(2,161,953)	1,151,438	1,151,438	12/31/2010
07387BEP4	1,934,097	—	[2]	(507,963)	1,426,134	1,426,134	12/31/2010
07388LAN0	20,528,082	—	[2]	(10,546,982)	9,981,100	9,981,100	12/31/2010
07388RAK3	3,642,416	—	[2]	(1,347,832)	2,294,584	2,294,584	12/31/2010
17310MAQ3	9,598,479	—	[2]	(4,877,589)	4,720,890	4,720,890	12/31/2010
20173MAM2	4,964,116	—	[2]	(3,466,972)	1,497,144	1,497,144	12/31/2010
20173VAK6	9,929,988	—	[2]	(4,177,038)	5,752,950	5,752,950	12/31/2010
20173VAL4	4,911,899	—	[2]	(2,286,030)	2,625,869	2,625,869	12/31/2010
20173VAM2	5,953,003	—	[2]	(1,723,424)	4,229,579	4,229,579	12/31/2010
22545LAP4	8,021,098	—	[2]	(5,108,298)	2,912,800	2,912,800	12/31/2010
22545LAR0	2,280,212	—	[2]	(909,887)	1,370,325	1,370,325	12/31/2010
22545LAR0	3,023,211	—	[2]	(1,234,937)	1,788,274	1,788,274	12/31/2010
22545LAR0	3,027,075	—	[2]	(1,238,801)	1,788,274	1,788,274	12/31/2010

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-83

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
36228CXF5	$4,683,448	$—	[2]	$(3,280,059)	$1,403,389	$1,403,389	12/31/2010
36828QSJ6	10,856,558	—	[2]	(5,883,307)	4,973,251	4,973,251	12/31/2010
46630EAL4	4,873,921	—	[2]	(2,202,866)	2,671,055	2,671,055	12/31/2010
59022HLQ3	9,707,869	—	[2]	(5,299,299)	4,408,570	4,408,570	12/31/2010
59022HLQ3	10,543,736	—	[2]	(5,786,890)	4,756,846	4,756,846	12/31/2010
59023BAL8	4,712,257	—	[2]	(2,869,173)	1,843,084	1,843,084	12/31/2010
606935AP9	4,965,073	—	[2]	(2,827,984)	2,137,089	2,137,089	12/31/2010
61750HAK2	11,170,743	—	[2]	(5,486,895)	5,683,848	5,683,848	12/31/2010
74040KAC6	4,024,899	—	[2]	(919,386)	3,105,513	3,105,513	12/31/2010
92976BBV3	3,224,723	—	[2]	(1,242,124)	1,982,599	1,982,599	12/31/2010
92976BBV3	23,512,118	—	[2]	(11,765,214)	11,746,904	11,746,904	12/31/2010
92978MAL0	10,612,719	—	[2]	(3,872,055)	6,740,664	6,740,664	12/31/2010
46625MQ85	1,057,827	2,824		(1,055,003)	2,824	233,586	9/30/2010
22544QAM1	487,456	27,610		(459,846)	27,610	6,078,402	9/30/2010
92978QAJ6	33,516	29,201		(4,315)	29,201	45,068	9/30/2010
50180CAV2	513,643	56,863		(456,780)	56,863	900,000	9/30/2010
50180JAL9	78,357	58,000		(20,357)	58,000	840,000	9/30/2010
07388RAM9	655,917	80,005		(575,912)	80,005	2,418,138	9/30/2010
46625YQ97	349,798	83,841		(265,957)	83,841	1,825,110	9/30/2010
07388RAN7	93,544	87,476		(6,068)	87,476	2,224,900	9/30/2010
46625M2Y4	127,218	90,542		(36,676)	90,542	168,938	9/30/2010
20173MAQ3	340,808	152,700		(188,108)	152,700	450,000	9/30/2010
53944MAC3	230,382	161,090		(69,292)	161,090	70,000	9/30/2010
03927PAG3	1,003,568	191,997		(811,571)	191,997	180,000	9/30/2010
46625YC68	1,201,084	217,132		(983,952)	217,132	770,491	9/30/2010
50180JAK1	17,728,775	251,080		(17,477,695)	251,080	5,568,380	9/30/2010
03927PAH1	3,010,831	378,597		(2,632,234)	378,597	465,000	9/30/2010
46632HAQ4	502,407	410,663		(91,744)	410,663	562,770	9/30/2010
50177AAL3	928,391	418,825		(509,566)	418,825	2,683,060	9/30/2010
3622MSAC6	635,194	427,403		(207,791)	427,403	150,000	9/30/2010
52108MGD9	511,840	436,322		(75,518)	436,322	497,400	9/30/2010
46625YQ89	497,524	466,387		(31,137)	466,387	1,482,484	9/30/2010
61745MX57	2,601,720	479,664		(2,122,056)	479,664	1,481,676	9/30/2010
50180CAM2	1,960,200	490,243		(1,469,957)	490,243	2,554,245	9/30/2010
361849S29	2,229,531	509,443		(1,720,088)	509,443	3,046,218	9/30/2010
61745MU68	1,350,938	535,909		(815,029)	535,909	1,994,764	9/30/2010
361849K84	3,973,100	552,964		(3,420,136)	552,964	3,000,254	9/30/2010
07388RAL1	1,778,009	596,132		(1,181,877)	596,132	2,621,697	9/30/2010
46625MQ77	759,578	619,476		(140,102)	619,476	157,342	9/30/2010
61751NAQ5	819,550	680,057		(139,493)	680,057	1,032,044	9/30/2010
36228CDP5	767,216	707,260		(59,956)	707,260	1,050,518	9/30/2010
46625M2W8	1,031,919	782,253		(249,666)	782,253	174,387	9/30/2010
294751EM0	1,506,623	831,775		(674,848)	831,775	250,445	9/30/2010
36228CXK4	6,802,460	848,176		(5,954,284)	848,176	2,100,000	9/30/2010
805564NE7	2,078,249	897,226		(1,181,023)	897,226	284,686	9/30/2010
07387BEQ2	936,886	921,644		(15,242)	921,644	1,679,372	9/30/2010
46629GAQ1	3,340,284	960,932		(2,379,352)	960,932	1,810,975	9/30/2010
52108HZ80	1,227,132	976,255		(250,877)	976,255	2,483,719	9/30/2010
50179AAM9	1,354,724	1,047,071		(307,653)	1,047,071	480,000	9/30/2010
46625MUH0	4,605,575	1,191,047		(3,414,528)	1,191,047	1,742,729	9/30/2010
52108MDU4	1,499,489	1,212,294		(287,195)	1,212,294	1,133,392	9/30/2010
361849N73	9,996,216	1,268,522		(8,727,694)	1,268,522	5,013,340	9/30/2010
46631BAP0	2,024,805	1,271,800		(753,005)	1,271,800	4,168,738	9/30/2010
46630VAP7	2,972,270	1,328,263		(1,644,007)	1,328,263	1,568,592	9/30/2010
36298JAC7	1,834,754	1,633,630		(201,124)	1,633,630	750,000	9/30/2010
361849R87	10,524,919	1,707,335		(8,817,584)	1,707,335	2,773,103	9/30/2010

B-84	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
20173TAP0	$7,846,013	$1,883,441	$(5,962,572)	$1,883,441	$3,328,123	9/30/2010
60688BAM0	2,426,047	1,968,375	(457,672)	1,968,375	2,211,318	9/30/2010
07387BEP4	2,571,979	1,969,179	(602,800)	1,969,179	1,319,047	9/30/2010
22544QAK5	3,458,269	2,028,181	(1,430,088)	2,028,181	5,817,474	9/30/2010
03762AAG4	2,267,403	2,115,821	(151,582)	2,115,821	669,000	9/30/2010
60687UAM9	2,665,917	2,224,903	(441,014)	2,224,903	1,356,766	9/30/2010
61751NAN2	5,016,590	2,335,548	(2,681,042)	2,335,548	1,514,820	9/30/2010
55312TAH6	4,025,969	2,425,063	(1,600,906)	2,425,063	3,848,100	9/30/2010
07383F6U7	4,544,157	2,523,716	(2,020,441)	2,523,716	2,917,320	9/30/2010
61745MX40	3,005,245	2,832,830	(172,415)	2,832,830	1,934,883	9/30/2010
61749WAJ6	3,131,729	2,976,424	(155,305)	2,976,424	2,610,356	9/30/2010
00253CHY6	3,120,280	3,102,049	(18,231)	3,102,049	1,118,999	9/30/2010
52108MGC1	3,824,197	3,155,305	(668,892)	3,155,305	1,174,873	9/30/2010
61745M6T5	5,294,616	3,219,448	(2,075,168)	3,219,448	3,402,161	9/30/2010
46628FAU5	4,037,131	3,268,489	(768,642)	3,268,489	1,305,785	9/30/2010
92976UAA8	10,526,641	3,285,654	(7,240,987)	3,285,654	1,820,000	9/30/2010
46625YQ63	4,672,578	3,377,957	(1,294,621)	3,377,957	2,935,598	9/30/2010
22545YAQ4	8,946,144	3,496,744	(5,449,400)	3,496,744	3,427,502	9/30/2010
07388RAK3	4,195,950	3,640,274	(555,676)	3,640,274	1,977,550	9/30/2010
59022HBW1	5,862,578	3,821,756	(2,040,822)	3,821,756	1,872,228	9/30/2010
46631BAM7	7,607,123	3,843,062	(3,764,061)	3,843,062	3,819,190	9/30/2010
14986DAT7	3,963,006	3,956,894	(6,112)	3,956,894	5,420,895	9/30/2010
07387BAT0	4,534,942	3,983,278	(551,664)	3,983,278	1,709,633	9/30/2010
81375WHK5	4,270,433	4,033,599	(236,834)	4,033,599	2,176,741	9/30/2010
03927PAF5	5,015,517	4,193,790	(821,727)	4,193,790	1,050,000	9/30/2010
61749WAH0	4,477,955	4,259,879	(218,076)	4,259,879	3,597,948	9/30/2010
396789KF5	4,416,306	4,367,634	(48,672)	4,367,634	1,844,566	9/30/2010
52108HV76	4,714,587	4,387,185	(327,402)	4,387,185	2,177,995	9/30/2010
46629GAP3	7,018,791	4,441,001	(2,577,790)	4,441,001	3,337,782	9/30/2010
46629YAM1	8,430,490	4,516,533	(3,913,957)	4,516,533	7,004,700	9/30/2010
36228CWE9	5,010,138	4,580,652	(429,486)	4,580,652	2,300,505	9/30/2010
20173MAN0	6,985,383	4,641,381	(2,344,002)	4,641,381	2,800,000	9/30/2010
36228CXF5	4,985,507	4,710,423	(275,084)	4,710,423	1,403,265	9/30/2010
361849R79	6,014,394	4,719,268	(1,295,126)	4,719,268	2,522,106	9/30/2010
52108MDS9	10,011,964	4,776,836	(5,235,128)	4,776,836	1,859,030	9/30/2010
46630EAL4	5,014,073	4,876,733	(137,340)	4,876,733	1,607,520	9/30/2010
46631BAN5	5,386,554	5,053,566	(332,988)	5,053,566	9,091,732	9/30/2010
61754JAM0	6,257,352	5,085,114	(1,172,238)	5,085,114	3,054,182	9/30/2010
92977RAK2	6,000,000	5,455,051	(544,949)	5,455,051	2,810,760	9/30/2010
50180JAJ4	12,276,489	5,571,591	(6,704,898)	5,571,591	4,764,503	9/30/2010
59022HJU7	11,674,617	5,635,576	(6,039,041)	5,635,576	6,285,333	9/30/2010
52108HF82	7,727,956	7,452,402	(275,554)	7,452,402	5,477,803	9/30/2010
46625MZG7	14,378,021	7,761,562	(6,616,459)	7,761,562	7,068,304	9/30/2010
92977QAM0	9,999,889	8,976,592	(1,023,297)	8,976,592	7,785,280	9/30/2010
17310MAQ3	10,917,564	9,677,098	(1,240,466)	9,677,098	3,092,280	9/30/2010
55312VAR9	12,830,377	9,851,955	(2,978,422)	9,851,955	7,430,873	9/30/2010
14986DAR1	12,388,126	10,206,673	(2,181,453)	10,206,673	4,876,652	9/30/2010
92978MAL0	10,891,007	10,594,077	(296,930)	10,594,077	6,121,980	9/30/2010
760985XK2	11,177,627	10,796,094	(381,533)	10,796,094	5,812,531	9/30/2010
61750HAK2	12,037,386	11,184,732	(852,654)	11,184,732	4,961,112	9/30/2010
92978TAK7	14,624,706	11,979,384	(2,645,322)	11,979,384	6,905,860	9/30/2010
81375WHJ8	14,316,870	13,476,996	(839,874)	13,476,996	6,308,833	9/30/2010
22545YAN1	18,819,647	14,484,539	(4,335,108)	14,484,539	5,107,725	9/30/2010
36242DDD2	14,949,165	14,918,720	(30,445)	14,918,720	13,206,450	9/30/2010
61749EAE7	18,695,577	18,367,862	(327,715)	18,367,862	14,629,965	9/30/2010
36228CYQ0	19,061,878	18,417,176	(644,702)	18,417,176	10,564,431	9/30/2010

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-85

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
03762CAE5	$20,000,000	$19,175,412		$(824,588)	$19,175,412	$4,278,000	9/30/2010
55312TAG8	20,068,059	20,027,948		(40,111)	20,027,948	9,761,480	9/30/2010
36298JAA1	24,766,309	22,359,588		(2,406,721)	22,359,588	13,478,365	9/30/2010
87222PAE3	28,206,921	26,236,469		(1,970,452)	26,236,469	17,684,360	9/30/2010
525221EB9	28,731,701	27,779,667		(952,034)	27,779,667	21,675,300	9/30/2010
36242DSS3	27,998,997	27,925,439		(73,558)	27,925,439	24,350,900	9/30/2010
52522HAL6	32,497,160	30,700,898		(1,796,262)	30,700,898	19,912,720	9/30/2010
337925CP4	708,577	—	*	(708,577)	—	681,596	9/30/2010
337925CZ2	610,176	—	*	(610,176)	—	548,633	9/30/2010
337925DL2	473,971	—	*	(473,971)	—	461,740	9/30/2010
337925EG2	1,044,691	—	*	(1,044,691)	—	714,399	9/30/2010
337925EH0	474,932	—	*	(474,932)	—	422,913	9/30/2010
337925EU1	1,214,988	—	*	(1,214,988)	—	1,178,254	9/30/2010
337925CA7	428,760	—	*	(428,760)	—	428,944	9/30/2010
46625MZH5	973,556	—	*	(973,556)	—	647,412	9/30/2010
50180JAR6	37,891	—	*	(37,891)	—	840,000	9/30/2010
50180JAM7	191,908	—	*	(191,908)	—	1,700,000	9/30/2010
50180CAW0	348,525	—	*	(348,525)	—	647,640	9/30/2010
493553AY7	303,149	—	*	(303,149)	—	297,426	9/30/2010
493553AW1	1,010,735	—	*	(1,010,735)	—	999,320	9/30/2010
362332AN8	398,583	—	*	(398,583)	—	500,000	9/30/2010
22544QAN9	271,620	—	*	(271,620)	—	2,556,246	9/30/2010
07388RAP2	93,508	—	*	(93,508)	—	520,000	9/30/2010
291701CS7	357,217	—	*	(357,217)	—	340,483	9/30/2010
337937AK2	555,930	—	*	(555,930)	—	722,709	9/30/2010
291701CR9	246,063	—	*	(246,063)	—	240,943	9/30/2010
291701CN8	843,207	—	*	(843,207)	—	871,099	9/30/2010
225458SA7	2,727,617	—	*	(2,727,617)	—	2,663,768	9/30/2010
22544QAP4	60,547	—	*	(60,547)	—	1,334,085	9/30/2010
74040KAC6	3,935,934	—	[2]	(934,784)	3,001,150	3,001,150	9/30/2010
76110H5M7	85,551	57,121		(28,430)	57,121	102,751	9/30/2010
74951PEA2	515,299	501,141		(14,157)	501,142	383,289	9/30/2010
05948KLA5	794,663	789,904		(4,759)	789,904	958,430	9/30/2010
12669DN87	1,039,821	851,895		(187,926)	851,895	1,283,223	9/30/2010
76110HSH3	1,655,812	1,148,317		(507,495)	1,148,317	616,643	9/30/2010
12667FR98	1,634,046	1,588,689		(45,357)	1,588,689	1,372,774	9/30/2010
76110HHB8	2,172,936	1,711,873		(461,063)	1,711,873	1,619,613	9/30/2010
52521RAS0	2,357,220	1,999,845		(357,375)	1,999,845	1,262,735	9/30/2010
12669E4W3	2,775,166	2,218,359		(556,807)	2,218,359	2,657,258	9/30/2010
05949AA67	2,301,179	2,246,111		(55,068)	2,246,111	3,101,032	9/30/2010
76110HNQ8	2,978,792	2,836,486		(142,307)	2,836,485	1,900,872	9/30/2010
251510CY7	4,008,391	3,877,663		(130,728)	3,877,663	2,457,374	9/30/2010
12669DN79	4,281,079	3,932,407		(348,672)	3,932,407	2,303,428	9/30/2010
76110HQS1	4,582,481	4,359,220		(223,261)	4,359,220	3,995,766	9/30/2010
05948KKZ1	4,469,511	4,442,425		(27,086)	4,442,425	3,137,443	9/30/2010
576434JM7	5,523,783	5,415,092		(108,691)	5,415,092	3,306,110	9/30/2010
12667GUG6	6,076,219	5,956,519		(119,700)	5,956,519	5,270,371	9/30/2010
76110HSG5	6,261,452	6,042,010		(219,442)	6,042,010	3,928,811	9/30/2010
32051GFL4	7,399,409	7,313,027		(86,382)	7,313,027	5,749,581	9/30/2010
12667FW92	7,483,674	7,461,412		(22,262)	7,461,412	7,874,328	9/30/2010
05948KF38	7,700,164	7,591,408		(108,757)	7,591,407	7,856,195	9/30/2010
94984XAD2	7,777,291	7,755,115		(22,176)	7,755,115	4,252,391	9/30/2010
949837BK3	8,529,969	8,512,962		(17,007)	8,512,962	6,582,888	9/30/2010
12544RAL2	8,654,164	8,581,480		(72,684)	8,581,480	6,388,110	9/30/2010
12669EL95	8,835,696	8,797,872		(37,823)	8,797,873	6,601,090	9/30/2010
12669G5U1	9,025,626	8,841,996		(183,630)	8,841,996	8,322,040	9/30/2010

B-86	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12669EWY8	$9,139,220	$8,891,603	$(247,617)	$8,891,603	$6,957,959	9/30/2010
16165TBJ1	9,471,606	9,310,541	(161,065)	9,310,541	7,319,370	9/30/2010
94984XAB6	9,405,896	9,378,147	(27,748)	9,378,148	5,127,610	9/30/2010
12543TAD7	9,547,555	9,470,079	(77,475)	9,470,079	7,959,480	9/30/2010
76110HHA0	9,694,151	9,529,147	(165,003)	9,529,148	7,251,752	9/30/2010
17312FAD5	9,815,809	9,806,180	(9,629)	9,806,180	8,066,300	9/30/2010
362669AQ6	10,010,325	9,998,147	(12,178)	9,998,147	7,466,551	9/30/2010
05948KP37	10,530,359	10,456,348	(74,011)	10,456,348	8,709,566	9/30/2010
46627MAC1	10,932,249	10,874,923	(57,326)	10,874,923	6,533,115	9/30/2010
94984XAM2	11,873,049	11,838,358	(34,691)	11,838,358	7,959,049	9/30/2010
12667FYZ2	13,543,516	12,153,503	(1,390,013)	12,153,503	5,378,866	9/30/2010
45660LPD5	13,630,938	13,535,779	(95,159)	13,535,779	10,422,789	9/30/2010
76114DAE4	14,403,332	14,158,910	(244,422)	14,158,910	13,090,774	9/30/2010
12667GKE2	14,381,868	14,217,499	(164,369)	14,217,499	12,474,020	9/30/2010
12669YAX0	14,609,899	14,474,708	(135,191)	14,474,708	7,351,063	9/30/2010
170255AS2	14,686,766	14,580,345	(106,421)	14,580,345	12,626,625	9/30/2010
36185MEG3	14,702,269	14,698,050	(4,219)	14,698,050	13,749,795	9/30/2010
12669YAH5	15,042,278	14,902,664	(139,614)	14,902,664	11,353,622	9/30/2010
12543UAE2	14,985,389	14,972,823	(12,566)	14,972,823	13,808,141	9/30/2010
46628YBP4	15,292,671	15,243,202	(49,469)	15,243,202	10,564,104	9/30/2010
12544DAQ2	15,349,276	15,280,254	(69,022)	15,280,254	10,370,642	9/30/2010
94985LAD7	15,362,213	15,357,526	(4,687)	15,357,526	11,807,387	9/30/2010
94983BAP4	15,420,761	15,412,865	(7,897)	15,412,864	12,098,625	9/30/2010
02151NBA9	15,606,580	15,520,065	(86,515)	15,520,065	12,120,095	9/30/2010
17025AAB8	16,283,347	15,828,040	(455,307)	15,828,040	16,699,980	9/30/2010
05948KC98	17,319,534	17,277,034	(42,499)	17,277,035	14,358,801	9/30/2010
05948KF20	17,618,032	17,564,850	(53,182)	17,564,850	15,131,075	9/30/2010
749577AL6	18,139,489	18,074,251	(65,238)	18,074,251	10,410,837	9/30/2010
02148YAD6	18,639,155	18,554,515	(84,640)	18,554,515	17,726,264	9/30/2010
12667GFT5	18,726,582	18,576,104	(150,477)	18,576,105	13,843,487	9/30/2010
12669YAF9	19,610,253	19,399,149	(211,104)	19,399,149	10,066,709	9/30/2010
949837BE7	19,849,775	19,801,904	(47,870)	19,801,905	15,333,220	9/30/2010
12667GW74	19,818,397	19,813,092	(5,305)	19,813,092	15,345,380	9/30/2010
12667F5Z4	21,428,561	21,294,549	(134,012)	21,294,549	17,673,695	9/30/2010
12544DAK5	21,491,809	21,405,725	(86,084)	21,405,725	16,578,519	9/30/2010
02149HAK6	21,864,991	21,660,002	(204,989)	21,660,002	20,699,706	9/30/2010
94985WAP6	21,974,515	21,939,669	(34,846)	21,939,669	19,201,255	9/30/2010
12667GQA4	22,343,996	22,294,347	(49,649)	22,294,347	16,792,289	9/30/2010
02148FAW5	24,307,551	23,980,519	(327,032)	23,980,519	19,215,067	9/30/2010
12667F7D1	24,953,037	24,876,150	(76,887)	24,876,150	19,505,863	9/30/2010
949837CC0	25,539,157	25,444,549	(94,608)	25,444,549	19,255,931	9/30/2010
74958BAH5	25,685,855	25,561,877	(123,978)	25,561,877	18,927,974	9/30/2010
16163BAP9	28,686,716	28,528,270	(158,446)	28,528,270	23,782,605	9/30/2010
94985JCA6	28,644,151	28,584,900	(59,251)	28,584,900	25,770,990	9/30/2010
46628YBK5	29,077,252	29,054,422	(22,830)	29,054,422	14,702,251	9/30/2010
94985JBR0	29,257,811	29,169,352	(88,458)	29,169,353	13,110,447	9/30/2010
12667GLE1	29,623,764	29,503,475	(120,289)	29,503,475	24,393,453	9/30/2010
12544LAK7	30,863,683	30,752,256	(111,427)	30,752,256	27,918,624	9/30/2010
02151FAD1	35,662,487	35,631,440	(31,047)	35,631,440	26,756,800	9/30/2010
94984HAC9	37,354,109	36,448,626	(905,483)	36,448,626	32,702,779	9/30/2010
74957XAF2	36,832,899	36,774,560	(58,339)	36,774,560	28,287,752	9/30/2010
94985WBL4	36,958,147	36,857,659	(100,488)	36,857,659	27,838,397	9/30/2010
17025JAB9	37,271,990	36,891,974	(380,015)	36,891,975	34,077,959	9/30/2010
12545CAU4	37,511,851	37,191,320	(320,531)	37,191,320	34,835,400	9/30/2010
12667F2J3	39,544,156	39,164,430	(379,725)	39,164,431	32,915,608	9/30/2010
161631AV8	40,692,742	40,504,204	(188,539)	40,504,203	32,871,977	9/30/2010

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-87

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12543UAD4	$42,273,632	$42,132,737		$(140,895)	$42,132,737	$23,735,250	9/30/2010
02147QAE2	43,134,015	42,336,150		(797,865)	42,336,150	37,748,150	9/30/2010
12670AAF8	45,917,985	45,587,433		(330,552)	45,587,433	37,380,393	9/30/2010
12544AAC9	48,512,531	48,193,800		(318,731)	48,193,800	28,169,900	9/30/2010
94985JAB6	48,450,962	48,327,700		(123,262)	48,327,700	30,442,250	9/30/2010
74958EAD8	48,969,169	48,804,200		(164,969)	48,804,200	41,046,800	9/30/2010
12667GJR5	50,995,614	50,818,362		(177,252)	50,818,362	37,041,360	9/30/2010
94985RAP7	61,403,193	61,264,640		(138,553)	61,264,640	44,305,600	9/30/2010
12667GFB4	66,405,357	66,349,512		(55,845)	66,349,512	52,004,355	9/30/2010
12667GBA0	67,787,544	67,607,741		(179,803)	67,607,741	51,342,736	9/30/2010
949837AF5	68,594,272	68,455,886		(138,386)	68,455,886	41,453,035	9/30/2010
94985WAQ4	72,997,980	72,781,248		(216,732)	72,781,248	57,469,842	9/30/2010
94986AAC2	110,671,126	110,256,395		(414,731)	110,256,395	97,475,610	9/30/2010
05948KF38	8,102,922	8,008,653		(94,269)	8,008,653	7,523,260	9/30/2010
02660TFM0	10,000,000	9,111,833		(888,167)	9,111,833	5,875,731	6/30/2010
05947UJV1	230,773	—	*	(230,773)	—	250,062	6/30/2010
05947UWD6	3,887	—	*	(3,887)	—	17	6/30/2010
38500XAL6	19,569,620	1,200,000		(18,369,620)	1,200,000	1,200,000	6/30/2010
38500XAM4	1,390,890	—	*	(1,390,890)	—	180,390	6/30/2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,389,414	6/30/2010
61749EAE7	20,521,789	19,037,308		(1,484,481)	19,037,308	16,444,615	6/30/2010
02147QAE2	43,607,310	43,250,000		(357,310)	43,250,000	36,456,645	6/30/2010
02148FAW5	24,764,882	24,744,699		(20,183)	24,744,699	18,944,847	6/30/2010
02148YAD6	18,959,037	18,754,083		(204,954)	18,754,083	17,217,844	6/30/2010
02149HAK6	22,147,214	21,909,031		(238,183)	21,909,031	20,032,454	6/30/2010
02151CBD7	25,594,706	25,322,620		(272,086)	25,322,620	21,171,746	6/30/2010
02151FAD1	36,260,450	35,708,000		(552,450)	35,708,000	25,848,640	6/30/2010
05948KB65	9,775,591	9,767,580		(8,011)	9,767,580	6,880,762	6/30/2010
05948KC98	17,486,605	17,465,528		(21,077)	17,465,528	13,745,026	6/30/2010
05948KF20	17,769,200	17,751,754		(17,446)	17,751,754	15,634,741	6/30/2010
05948KKZ1	4,669,696	4,553,585		(116,111)	4,553,585	3,037,480	6/30/2010
05948KLA5	943,050	848,321		(94,729)	848,321	925,782	6/30/2010
05948KP37	10,605,841	10,530,759		(75,082)	10,530,759	8,290,079	6/30/2010
05949AMP2	840,574	727,190		(113,384)	727,190	1,437,741	6/30/2010
12543UAD4	42,348,982	42,321,343		(27,639)	42,321,343	22,970,474	6/30/2010
12543UAE2	15,120,338	15,014,740		(105,598)	15,014,740	8,284,514	6/30/2010
12543XAD8	24,672,024	24,630,000		(42,024)	24,630,000	18,013,338	6/30/2010
12544DAK5	21,554,275	21,486,386		(67,889)	21,486,386	15,740,814	6/30/2010
12544DAQ2	15,401,721	15,360,128		(41,593)	15,360,128	10,058,344	6/30/2010
12544LAK7	30,938,839	30,854,400		(84,439)	30,854,400	26,452,928	6/30/2010
12544RAL2	8,678,575	8,663,000		(15,575)	8,663,000	6,057,710	6/30/2010
12545CAU4	37,809,701	37,548,000		(261,701)	37,548,000	32,720,240	6/30/2010
12667F7D1	25,272,217	25,220,610		(51,607)	25,220,610	19,089,165	6/30/2010
12667FMJ1	18,249,039	16,795,987		(1,453,052)	16,795,987	9,771,574	6/30/2010
12667FR98	2,402,990	1,819,641		(583,349)	1,819,641	1,365,102	6/30/2010
12667FYZ2	14,897,374	13,912,931		(984,443)	13,912,931	5,145,385	6/30/2010
12667G8B2	87,218	68,304		(18,914)	68,304	177,785	6/30/2010
12667GBA0	68,402,008	68,282,640		(119,368)	68,282,640	50,138,543	6/30/2010
12667GFB4	67,048,513	66,949,823		(98,690)	66,949,823	50,786,923	6/30/2010
12667GFT5	18,766,761	18,741,443		(25,318)	18,741,443	13,010,285	6/30/2010
12667GJG9	16,197,696	16,150,982		(46,714)	16,150,982	11,650,232	6/30/2010
12667GJR5	50,615,994	50,483,550		(132,444)	50,483,550	35,617,692	6/30/2010
12667GKE2	14,577,494	14,515,865		(61,629)	14,515,865	7,914,878	6/30/2010
12667GLE1	29,905,071	29,881,712		(23,359)	29,881,712	23,880,078	6/30/2010
12667GQA4	22,506,298	22,460,394		(45,904)	22,460,394	16,292,248	6/30/2010
12667GUG6	6,374,893	6,339,105		(35,788)	6,339,105	5,439,295	6/30/2010

B-88	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667GW74	$19,961,817	$19,886,000		$(75,817)	$19,886,000	$14,816,578	6/30/2010
12668AAG0	17,380,632	17,270,938		(109,694)	17,270,938	16,458,570	6/30/2010
126694JS8	27,851,078	27,774,433		(76,645)	27,774,433	11,456,916	6/30/2010
12669DN79	4,405,292	4,358,244		(47,048)	4,358,244	2,268,827	6/30/2010
12669DN87	1,232,118	1,116,045		(116,073)	1,116,045	1,266,465	6/30/2010
12669E4W3	2,888,994	2,881,803		(7,191)	2,881,803	2,594,890	6/30/2010
12669YAF9	19,667,671	19,608,000		(59,671)	19,608,000	9,585,698	6/30/2010
12669YAH5	15,357,306	15,079,800		(277,506)	15,079,800	10,946,251	6/30/2010
12669YAX0	14,918,393	14,647,080		(271,313)	14,647,080	6,992,192	6/30/2010
161631AV8	40,839,369	40,694,486		(144,883)	40,694,486	31,252,349	6/30/2010
16163BAP9	28,792,721	28,700,550		(92,171)	28,700,550	23,400,306	6/30/2010
170255AS2	14,759,899	14,701,500		(58,399)	14,701,500	11,982,225	6/30/2010
17025AAB8	16,181,831	16,172,000		(9,831)	16,172,000	14,520,234	6/30/2010
17307G4H8	8,933,129	8,323,160		(609,969)	8,323,160	6,853,426	6/30/2010
17312FAD5	9,835,339	9,813,000		(22,339)	9,813,000	7,749,916	6/30/2010
251510ET6	3,857,397	3,772,604		(84,793)	3,772,604	1,528,953	6/30/2010
32051GDH5	3,252,876	1,786,149		(1,466,727)	1,786,149	3,463,472	6/30/2010
32051GFL4	7,483,229	7,445,103		(38,126)	7,445,103	5,640,328	6/30/2010
32051GVL6	25,285,339	24,685,122		(600,217)	24,685,122	20,274,599	6/30/2010
36185MEG3	14,806,237	14,698,500		(107,737)	14,698,500	13,133,460	6/30/2010
3622MPAN8	28,614,151	28,411,588		(202,563)	28,411,588	23,067,594	6/30/2010
362669AQ6	10,054,269	10,017,389		(36,880)	10,017,389	7,067,147	6/30/2010
45660LPD5	13,629,843	13,624,200		(5,643)	13,624,200	9,771,779	6/30/2010
46628YBP4	15,318,147	15,300,702		(17,445)	15,300,702	10,182,346	6/30/2010
52521RAS0	2,469,848	2,467,918		(1,930)	2,467,918	1,344,928	6/30/2010
576434JM7	5,886,943	5,653,674		(233,269)	5,653,674	3,250,454	6/30/2010
576434SW5	8,120,545	7,355,638		(764,907)	7,355,638	6,446,802	6/30/2010
74951PEA2	597,326	543,209		(54,117)	543,209	436,786	6/30/2010
74957EAF4	38,358,479	38,293,596		(64,883)	38,293,596	31,920,863	6/30/2010
74957VAQ2	22,202,597	22,177,240		(25,357)	22,177,240	18,773,771	6/30/2010
749583AH3	10,118,223	10,072,116		(46,107)	10,072,116	4,455,192	6/30/2010
74958BAH5	25,784,859	25,728,036		(56,823)	25,728,036	18,448,619	6/30/2010
74958EAD8	49,154,795	48,980,000		(174,795)	48,980,000	39,845,220	6/30/2010
76110H5M7	91,144	90,400		(744)	90,400	99,457	6/30/2010
76110HHB8	2,928,571	2,269,149		(659,422)	2,269,149	1,574,575	6/30/2010
76110HNQ8	3,116,679	3,024,481		(92,198)	3,024,481	1,883,540	6/30/2010
76110HSG5	6,516,403	6,414,262		(102,141)	6,414,262	3,841,482	6/30/2010
76110HSH3	1,800,187	1,733,449		(66,738)	1,733,449	604,826	6/30/2010
761118PQ5	12,207,070	12,192,106		(14,964)	12,192,106	9,685,647	6/30/2010
94980KAQ5	547,902	379,172		(168,730)	379,172	609,386	6/30/2010
949837AF5	68,992,674	68,564,059		(428,615)	68,564,059	39,882,612	6/30/2010
949837BE7	19,954,665	19,833,968		(120,697)	19,833,968	14,590,502	6/30/2010
949837BK3	8,580,092	8,527,305		(52,787)	8,527,305	6,364,555	6/30/2010
949837CC0	25,681,333	25,528,998		(152,335)	25,528,998	18,373,777	6/30/2010
94984XAB6	9,481,753	9,414,256		(67,497)	9,414,256	5,064,834	6/30/2010
94984XAD2	7,840,833	7,784,280		(56,553)	7,784,280	4,191,274	6/30/2010
94984XAM2	11,969,285	11,883,922		(85,363)	11,883,922	7,797,417	6/30/2010
94985JAB6	48,678,798	48,455,000		(223,798)	48,455,000	29,726,700	6/30/2010
94985JBR0	29,415,431	29,263,940		(151,491)	29,263,940	12,762,503	6/30/2010
94985JCA6	28,823,651	28,677,000		(146,651)	28,677,000	24,438,870	6/30/2010
94985RAP7	61,723,029	61,427,200		(295,829)	61,427,200	44,165,632	6/30/2010
94985WAP6	22,493,083	22,415,762		(77,321)	22,415,762	19,308,138	6/30/2010
94985WAQ4	72,279,028	71,850,942		(428,086)	71,850,942	30,769,004	6/30/2010
94985WBL4	37,110,835	36,927,295		(183,540)	36,927,295	27,557,573	6/30/2010
94986AAC2	111,161,847	110,675,500		(486,347)	110,675,500	92,731,400	6/30/2010
19075CAJ2	10,031,998	—	[2]	(5,248,178)	4,783,820	4,783,820	6/30/2010

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-89

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
19075CAK9	$5,761,021	$—	[2]	$(385,711)	$5,375,310	$5,375,310	6/30/2010
19075CAN3	454,802	—	[2]	(4,802)	450,000	450,000	6/30/2010
00253CHY6	3,147,874	3,121,443		(26,431)	3,121,443	1,069,028	6/30/2010
03072SQV0	1,528,576	1,058,958		(469,618)	1,058,958	432,209	6/30/2010
03762AAG4	3,000,000	2,290,278		(709,722)	2,290,278	473,700	6/30/2010
05947UY28	3,872,411	3,536,539		(335,872)	3,536,539	2,304,160	6/30/2010
05950VAT7	5,719,149	1,716,939		(4,002,210)	1,716,939	684,000	6/30/2010
07383F4H8	4,215,294	2,999,442		(1,215,852)	2,999,442	2,092,997	6/30/2010
07383F6U7	5,012,020	4,551,163		(460,857)	4,551,163	2,193,960	6/30/2010
07387BEP4	4,526,623	2,598,305		(1,928,318)	2,598,305	1,022,967	6/30/2010
07387BEQ2	1,586,185	1,037,442		(548,743)	1,037,442	1,538,635	6/30/2010
07387BFZ1	2,845,351	2,806,498		(38,853)	2,806,498	994,117	6/30/2010
07387BGA5	1,043,338	704,201		(339,137)	704,201	475,037	6/30/2010
07388RAK3	4,401,107	4,183,273		(217,834)	4,183,273	2,069,025	6/30/2010
07388RAL1	8,100,749	1,863,914		(6,236,835)	1,863,914	2,004,431	6/30/2010
07388RAM9	7,968,701	765,096		(7,203,605)	765,096	1,874,997	6/30/2010
07388RAN7	1,282,927	230,554		(1,052,373)	230,554	1,767,880	6/30/2010
07388RAP2	566,417	157,102		(409,315)	157,102	520,000	6/30/2010
07388VAL2	11,525,006	10,970,227		(554,779)	10,970,227	3,277,402	6/30/2010
07388YBE1	1,156,869	1,027,849		(129,020)	1,027,849	718,053	6/30/2010
12513YAP5	426,721	—	*	(426,721)	—	525,000	6/30/2010
126171AQ0	4,279,102	3,221,462		(1,057,640)	3,221,462	1,587,060	6/30/2010
126671R73	4,136,680	1,903,429		(2,233,251)	1,903,429	1,441,915	6/30/2010
14986DAR1	16,842,252	12,454,676		(4,387,576)	12,454,676	3,947,228	6/30/2010
14986DAT7	20,095,834	4,270,382		(15,825,452)	4,270,382	4,591,840	6/30/2010
161546GN0	2,474,742	2,218,390		(256,352)	2,218,390	1,496,551	6/30/2010
161546HW9	2,109,796	1,916,133		(193,663)	1,916,133	877,420	6/30/2010
17310MAQ3	11,543,931	10,977,840		(566,091)	10,977,840	2,437,350	6/30/2010
17310MAS9	869,195	658,119		(211,076)	658,119	524,056	6/30/2010
190749AN1	454,683	—	*	(454,683)	—	334,555	6/30/2010
20047EAM4	17,809,954	2,262,744		(15,547,210)	2,262,744	7,551,052	6/30/2010
20047EAP7	1,939,562	86,050		(1,853,512)	86,050	4,187,072	6/30/2010
20173MAQ3	543,825	409,714		(134,111)	409,714	450,000	6/30/2010
21075WBA2	1,992,829	1,695,008		(297,821)	1,695,008	1,755,083	6/30/2010
21075WCJ2	1,024,488	991,680		(32,808)	991,680	919,230	6/30/2010
22544QAK5	7,527,566	3,664,397		(3,863,169)	3,664,397	4,856,256	6/30/2010
22544QAM1	1,598,153	928,636		(669,517)	928,636	4,888,517	6/30/2010
22544QAN9	462,771	405,235		(57,536)	405,235	2,008,916	6/30/2010
22544QAP4	260,514	141,114		(119,400)	141,114	1,063,716	6/30/2010
22544QAQ2	432,694	—	*	(432,694)	—	1,627,740	6/30/2010
225458SA7	18,121,902	2,904,026		(15,217,876)	2,904,026	2,131,445	6/30/2010
225458SB5	9,869,737	—	*	(9,869,737)	—	1,281,595	6/30/2010
225470G80	9,885,679	9,314,838		(570,841)	9,314,838	3,586,580	6/30/2010
225470H22	829,081	674,362		(154,719)	674,362	930,776	6/30/2010
361849K84	7,525,132	4,018,985		(3,506,147)	4,018,985	4,018,985	6/30/2010
361849K92	7,623,154	—	*	(7,623,154)	—	3,325,906	6/30/2010
361849S29	4,640,299	2,288,639		(2,351,660)	2,288,639	2,291,990	6/30/2010
36228CXK4	14,004,526	6,878,135		(7,126,391)	6,878,135	2,100,000	6/30/2010
3622MSAC6	935,442	768,560		(166,882)	768,560	450,000	6/30/2010
362332AT5	166,263	—	*	(166,263)	—	2,198,895	6/30/2010
36298JAA1	27,099,044	24,822,176		(2,276,868)	24,822,176	12,400,025	6/30/2010
36298JAC7	5,139,995	1,949,799		(3,190,196)	1,949,799	1,200,000	6/30/2010
449670FA1	1,137,158	989,132		(148,026)	989,132	824,067	6/30/2010
46625M2W8	1,190,469	1,035,452		(155,017)	1,035,452	172,779	6/30/2010
46625M2Y4	304,618	148,459		(156,159)	148,459	166,916	6/30/2010
46625MQ85	1,454,205	1,055,723		(398,482)	1,055,723	129,182	6/30/2010

B-90	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46625MQ93	$263,036	$—	*	$(263,036)	$—	$121,269	6/30/2010
46625MZH5	1,098,149	973,556		(124,593)	973,556	600,519	6/30/2010
46625MZJ1	229,904	—	*	(229,904)	—	480,692	6/30/2010
46625YC68	1,920,693	1,211,550		(709,143)	1,211,550	801,566	6/30/2010
46625YQ63	5,852,943	4,691,374		(1,161,569)	4,691,374	2,214,827	6/30/2010
46625YQ89	1,091,980	539,080		(552,900)	539,080	1,126,233	6/30/2010
46625YQ97	652,152	415,318		(236,834)	415,318	1,398,630	6/30/2010
46628FAU5	4,912,849	4,049,667		(863,182)	4,049,667	1,006,440	6/30/2010
46629GAQ1	3,896,818	3,365,021		(531,797)	3,365,021	1,352,515	6/30/2010
46629PAU2	2,702,265	690,309		(2,011,956)	690,309	983,460	6/30/2010
46629YAM1	13,707,049	8,592,792		(5,114,257)	8,592,792	6,450,580	6/30/2010
46630AAC2	688,305	577,839		(110,466)	577,839	595,000	6/30/2010
46630AAG3	354,138	345,685		(8,453)	345,685	360,000	6/30/2010
46631BAM7	9,824,117	7,639,563		(2,184,554)	7,639,563	3,573,100	6/30/2010
46631BAN5	20,305,019	5,730,812		(14,574,207)	5,730,812	8,501,437	6/30/2010
46631BAP0	3,520,588	2,243,276		(1,277,312)	2,243,276	3,436,631	6/30/2010
46632HAQ4	644,565	523,138		(121,427)	523,138	487,451	6/30/2010
46632HAR2	1,000,083	789,774		(210,309)	789,774	968,281	6/30/2010
50179AAM9	2,402,327	1,391,550		(1,010,777)	1,391,550	480,000	6/30/2010
50180CAM2	2,358,833	2,090,558		(268,275)	2,090,558	1,991,243	6/30/2010
50180JAK1	20,070,456	17,763,790		(2,306,666)	17,763,790	4,400,140	6/30/2010
50180JAL9	3,748,058	176,580		(3,571,478)	176,580	840,000	6/30/2010
50180JAM7	1,106,615	432,446		(674,169)	432,446	1,700,000	6/30/2010
50180JAR6	308,480	212,024		(96,456)	212,024	840,000	6/30/2010
52108HV76	5,010,652	4,725,295		(285,357)	4,725,295	1,674,835	6/30/2010
52108HZ80	4,919,590	1,306,664		(3,612,926)	1,306,664	1,793,141	6/30/2010
52108MDU4	2,403,634	1,590,363		(813,271)	1,590,363	977,760	6/30/2010
52108MGC1	4,348,789	3,833,542		(515,247)	3,833,542	923,270	6/30/2010
52108MGD9	4,934,933	577,539		(4,357,394)	577,539	497,400	6/30/2010
52108RCK6	6,079,350	2,445,872		(3,633,478)	2,445,872	853,528	6/30/2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,219,341	6/30/2010
52522HAL6	33,516,549	32,632,083		(884,466)	32,632,083	18,025,164	6/30/2010
53944MAC3	589,299	230,382		(358,917)	230,382	420,000	6/30/2010
55312TAH6	7,043,679	4,110,302		(2,933,377)	4,110,302	2,912,630	6/30/2010
55312VAR9	19,759,184	12,962,511		(6,796,673)	12,962,511	5,571,293	6/30/2010
55312YAJ1	1,059,807	891,680		(168,127)	891,680	2,550,000	6/30/2010
55313KAH4	9,999,723	8,754,244		(1,245,479)	8,754,244	4,566,120	6/30/2010
59023BAN4	1,021,114	1,018,056		(3,058)	1,018,056	770,000	6/30/2010
60687UAM9	3,361,402	2,705,553		(655,849)	2,705,553	1,074,526	6/30/2010
60687VAN5	32,425	27,267		(5,158)	27,267	749,891	6/30/2010
617451FW4	3,284,135	3,248,440		(35,695)	3,248,440	549,494	6/30/2010
61745M6T5	6,514,086	5,299,526		(1,214,560)	5,299,526	2,651,250	6/30/2010
61745MX57	2,849,974	2,608,523		(241,451)	2,608,523	1,120,443	6/30/2010
61749MAG4	108,945	92,067		(16,878)	92,067	345,736	6/30/2010
61750HAN6	2,178,763	1,209,245		(969,518)	1,209,245	753,703	6/30/2010
61750YAF6	32,430,105	32,248,898		(181,207)	32,248,898	26,973,444	6/30/2010
61751NAQ5	1,387,727	864,604		(523,123)	864,604	805,440	6/30/2010
61751NAR3	714,999	378,635		(336,364)	378,635	400,000	6/30/2010
61754KAP0	2,678,454	2,541,397		(137,057)	2,541,397	3,684,741	6/30/2010
643529AD2	12,102,280	11,103,196		(999,084)	11,103,196	8,263,928	6/30/2010
74438WAN6	1,082,617	400,684		(681,933)	400,684	35,420	6/30/2010
760985YY1	831,763	605,023		(226,740)	605,023	143,230	6/30/2010
76110WRX6	1,417,999	758,223		(659,776)	758,223	583,292	6/30/2010
86359B4V0	21,641,235	20,762,501		(878,734)	20,762,501	14,349,507	6/30/2010
86359DMX2	49,984,375	47,927,368		(2,057,007)	47,927,368	32,510,440	6/30/2010
87222PAE3	29,238,524	28,382,087		(856,437)	28,382,087	15,820,916	6/30/2010

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
92977QAM0	$20,053,514	$10,149,716		$(9,903,798)	$10,149,716	$5,842,480	6/30/2010
92978MAL0	11,091,220	10,867,453		(223,767)	10,867,453	4,429,080	6/30/2010
92978MAN6	7,874,789	1,282,000		(6,592,789)	1,282,000	5,840,200	6/30/2010
92978MAT3	130,171	—	*	(130,171)	—	435,680	6/30/2010
92978TAK7	20,062,978	14,704,038		(5,358,940)	14,704,038	5,308,880	6/30/2010
92978TAL5	22,273,467	4,978,080		(17,295,387)	4,978,080	6,427,860	6/30/2010
92978TAM3	5,018,168	4,288,449		(729,719)	4,288,449	5,558,910	6/30/2010
93934DAR8	63,646	54,032		(9,614)	54,032	44,885	6/30/2010
939344AN7	6,065,430	—	²	(1,272,720)	4,792,710	4,792,710	6/30/2010
00253CHK6	2,245,378	1,955,804		(289,574)	1,955,804	1,174,423	3/31/2010
74040KAC6	6,795,019	—	[2]	(2,859,085)	3,935,934	3,935,934	3/31/2010
03702YAC4	25,200	—	[2]	(10,800)	14,400	14,400	3/31/2010
55312TAR4	650,808	—	[2]	(165,128)	485,680	485,680	3/31/2010
02147QAE2	45,092,898	43,634,925		(1,457,973)	43,634,925	35,987,230	3/31/2010
02148FAW5	26,144,301	25,008,260		(1,136,041)	25,008,260	18,776,720	3/31/2010
02148YAD6	19,568,230	18,986,984		(581,246)	18,986,984	17,070,532	3/31/2010
02149HAK6	23,392,360	22,157,145		(1,235,215)	22,157,145	19,738,678	3/31/2010
02151CBD7	27,542,769	25,854,585		(1,688,184)	25,854,585	23,165,668	3/31/2010
02151FAD1	37,054,586	36,269,400		(785,186)	36,269,400	25,475,656	3/31/2010
02151NBA9	17,316,643	15,671,369		(1,645,274)	15,671,369	8,688,977	3/31/2010
03072SQV0	2,402,016	1,539,826		(862,190)	1,539,826	447,980	3/31/2010
036510AB1	2,640,442	2,216,364		(424,078)	2,216,364	502,060	3/31/2010
05947UVZ8	318,015	298,794		(19,221)	298,794	11,341	3/31/2010
05947UWA2	160,955	—	*	(160,955)	—	5,670	3/31/2010
05947UWB0	38,213	—	*	(38,213)	—	11	3/31/2010
05947UWC8	37,462	—	*	(37,462)	—	11	3/31/2010
05947UY28	4,010,191	3,876,118		(134,073)	3,876,118	2,551,720	3/31/2010
05948KB65	9,967,742	9,779,206		(188,536)	9,779,206	6,793,636	3/31/2010
05948KC98	17,655,061	17,488,890		(166,171)	17,488,890	13,601,691	3/31/2010
05948KF20	17,999,982	17,770,893		(229,089)	17,770,893	15,539,459	3/31/2010
05948KLA5	1,682,897	966,410		(716,487)	966,410	922,443	3/31/2010
05948KP37	10,677,570	10,605,671		(71,899)	10,605,671	8,190,960	3/31/2010
05949AA67	4,729,113	2,495,578		(2,233,535)	2,495,578	3,005,167	3/31/2010
05949AA75	255,894	251,887		(4,007)	251,887	430,578	3/31/2010
05949AM23	1,731,479	910,147		(821,332)	910,147	1,872,146	3/31/2010
05949AM31	358,619	174,351		(184,268)	174,351	328,060	3/31/2010
05949AMN7	6,185,487	5,227,430		(958,057)	5,227,430	4,028,445	3/31/2010
05949AMP2	2,112,024	867,709		(1,244,315)	867,709	1,432,633	3/31/2010
05949TBF5	19,631,054	19,565,964		(65,090)	19,565,964	16,488,408	3/31/2010
059511AM7	1,289,986	1,249,704		(40,282)	1,249,704	1,392,444	3/31/2010
059511AS4	1,188,469	1,011,351		(177,118)	1,011,351	1,314,724	3/31/2010
059511AU9	1,414,062	1,236,027		(178,035)	1,236,027	1,730,310	3/31/2010
07383F5T1	4,790,399	4,327,654		(462,745)	4,327,654	1,797,485	3/31/2010
07387BGA5	1,400,027	1,067,771		(332,256)	1,067,771	394,127	3/31/2010
07388RAN7	2,618,137	1,403,761		(1,214,376)	1,403,761	1,527,310	3/31/2010
07388RAP2	923,296	652,661		(270,635)	652,661	585,000	3/31/2010
07388YBC5	1,667,650	1,652,127		(15,523)	1,652,127	1,013,894	3/31/2010
07388YBE1	1,280,301	1,239,645		(40,656)	1,239,645	651,277	3/31/2010
12513YAP5	668,265	489,748		(178,517)	489,748	550,000	3/31/2010
12513YAR1	10,266,538	114,284		(10,152,254)	114,284	4,599,900	3/31/2010
12543UAE2	15,131,563	15,127,220		(4,343)	15,127,220	8,170,711	3/31/2010
12543XAD8	24,797,903	24,672,225		(125,678)	24,672,225	18,039,990	3/31/2010
12544ABJ3	13,091,155	12,070,878		(1,020,277)	12,070,878	12,263,022	3/31/2010
12544DAK5	21,675,290	21,552,653		(122,637)	21,552,653	15,549,424	3/31/2010
12544DAQ2	15,572,064	15,404,221		(167,843)	15,404,221	9,926,487	3/31/2010
12558MBP6	4,464,218	2,194,447		(2,269,771)	2,194,447	1,602,262	3/31/2010

B-92	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12566RAG6	$38,921,572	$36,322,540	$(2,599,032)	$36,322,540	$29,557,714	3/31/2010
126378AG3	13,400,744	11,953,260	(1,447,484)	11,953,260	9,307,516	3/31/2010
126378AH1	14,653,389	13,107,947	(1,545,442)	13,107,947	8,948,331	3/31/2010
126670GR3	6,435,271	6,134,841	(300,430)	6,134,841	2,553,352	3/31/2010
126670QT8	3,567,630	3,532,757	(34,873)	3,532,757	1,735,609	3/31/2010
126671TW6	791,031	482,758	(308,273)	482,758	173,299	3/31/2010
12667F4N2	9,827,189	9,686,117	(141,072)	9,686,117	6,712,318	3/31/2010
12667F7D1	25,637,740	25,380,242	(257,498)	25,380,242	18,962,088	3/31/2010
12667FMJ1	19,236,952	18,352,895	(884,057)	18,352,895	9,673,785	3/31/2010
12667FR98	4,326,017	2,464,197	(1,861,820)	2,464,197	1,354,983	3/31/2010
12667FW92	8,268,058	8,092,925	(175,133)	8,092,925	8,186,958	3/31/2010
12667FYZ2	19,181,294	15,089,537	(4,091,757)	15,089,537	5,129,987	3/31/2010
12667G8B2	91,097	88,957	(2,140)	88,957	179,961	3/31/2010
12667GBA0	69,058,015	68,732,995	(325,020)	68,732,995	49,770,826	3/31/2010
12667GFB4	67,640,171	67,336,274	(303,897)	67,336,274	50,440,009	3/31/2010
12667GFT5	19,136,757	18,770,374	(366,383)	18,770,374	12,774,402	3/31/2010
12667GJG9	16,350,299	16,229,555	(120,744)	16,229,555	11,513,931	3/31/2010
12667GJR5	50,384,658	50,284,751	(99,907)	50,284,751	34,930,567	3/31/2010
12667GKE2	14,834,096	14,618,697	(215,399)	14,618,697	7,806,783	3/31/2010
12667GLE1	30,077,725	30,005,580	(72,145)	30,005,580	23,611,971	3/31/2010
12667GQA4	22,619,726	22,510,909	(108,817)	22,510,909	16,091,161	3/31/2010
12667GUG6	6,835,517	6,537,866	(297,651)	6,537,866	5,463,941	3/31/2010
12667GW74	20,027,382	19,963,420	(63,962)	19,963,420	14,633,914	3/31/2010
12668AAG0	18,586,413	17,911,328	(675,085)	17,911,328	16,654,665	3/31/2010
12668ASQ9	27,229,913	25,937,547	(1,292,366)	25,937,547	22,812,379	3/31/2010
12668ASR7	7,317,769	6,886,618	(431,151)	6,886,618	4,037,703	3/31/2010
12669DN79	4,528,692	4,471,443	(57,249)	4,471,443	2,271,979	3/31/2010
12669DN87	1,895,658	1,279,333	(616,325)	1,279,333	1,264,284	3/31/2010
12669E4W3	4,764,288	2,964,336	(1,799,952)	2,964,336	2,585,613	3/31/2010
12669EL95	9,268,819	9,039,136	(229,683)	9,039,136	6,425,375	3/31/2010
12669EWY8	9,536,306	9,367,430	(168,876)	9,367,430	6,773,222	3/31/2010
12669EWZ5	2,824,872	1,934,891	(889,981)	1,934,891	1,526,678	3/31/2010
12669G5U1	9,149,772	9,036,280	(113,492)	9,036,280	7,866,346	3/31/2010
12669YAH5	16,359,710	15,365,488	(994,222)	15,365,488	7,308,981	3/31/2010
12669YAX0	15,297,865	14,926,570	(371,295)	14,926,570	6,898,128	3/31/2010
14986DAT7	24,625,401	20,166,978	(4,458,423)	20,166,978	4,189,337	3/31/2010
152314DS6	1,127,221	801,232	(325,989)	801,232	430,502	3/31/2010
152314DT4	340,216	163,344	(176,872)	163,344	285,159	3/31/2010
161546ED4	1,026,193	150,374	(875,819)	150,374	122,313	3/31/2010
161546FY7	2,174,201	1,131,814	(1,042,387)	1,131,814	901,447	3/31/2010
161546GN0	3,527,196	2,676,088	(851,108)	2,676,088	1,565,295	3/31/2010
161546HW9	2,319,369	2,179,089	(140,280)	2,179,089	914,234	3/31/2010
161551FW1	102,065	17,042	(85,023)	17,042	6,631	3/31/2010
16163BAP9	28,961,620	28,795,776	(165,844)	28,795,776	23,240,422	3/31/2010
16165LAG5	13,413,371	13,314,507	(98,864)	13,314,507	8,095,071	3/31/2010
16165TBJ1	10,243,892	9,600,706	(643,186)	9,600,706	7,029,679	3/31/2010
17025AAB8	16,388,366	16,154,460	(233,906)	16,154,460	14,346,748	3/31/2010
17307GVK1	11,149,554	10,299,526	(850,028)	10,299,526	7,870,632	3/31/2010
17309YAD9	19,148,250	16,770,460	(2,377,790)	16,770,460	12,633,390	3/31/2010
17310AAR7	32,435,381	32,363,117	(72,264)	32,363,117	21,929,096	3/31/2010
17312FAD5	9,848,853	9,834,560	(14,293)	9,834,560	7,686,453	3/31/2010
190749AN1	1,108,586	511,945	(596,641)	511,945	360,290	3/31/2010
19075CAL7	2,833,371	2,096,747	(736,624)	2,096,747	4,471,046	3/31/2010
19075CAM5	719,222	568,626	(150,596)	568,626	851,135	3/31/2010
19075CAN3	556,895	476,463	(80,432)	476,463	500,000	3/31/2010
19075CAS2	2,932,809	2,400,723	(532,086)	2,400,723	2,419,440	3/31/2010

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
20047EAP7	$2,599,344	$2,086,554		$(512,790)	$2,086,554	$5,188,491	3/31/2010
22544QAK5	15,058,638	7,669,903		(7,388,735)	7,669,903	4,243,770	3/31/2010
22544QAM1	6,170,500	1,899,693		(4,270,807)	1,899,693	4,437,299	3/31/2010
22544QAN9	2,210,330	592,662		(1,617,668)	592,662	1,752,254	3/31/2010
22544QAP4	928,438	334,945		(593,493)	334,945	942,255	3/31/2010
22544QAQ2	1,521,856	574,510		(947,346)	574,510	1,467,674	3/31/2010
225458SB5	13,997,534	9,852,236		(4,145,298)	9,852,236	2,691,761	3/31/2010
22545LAT6	1,045,498	923,208		(122,290)	923,208	771,809	3/31/2010
22545LAV1	547,602	470,162		(77,440)	470,162	339,520	3/31/2010
22545XAP8	717,543	—	*	(717,543)	—	2,567,337	3/31/2010
22545YAS0	5,830,405	3,577,397		(2,253,008)	3,577,397	2,765,958	3/31/2010
251510CY7	6,027,410	4,221,438		(1,805,972)	4,221,438	2,388,495	3/31/2010
251510ET6	5,967,441	3,950,554		(2,016,887)	3,950,554	1,526,850	3/31/2010
251511AC5	14,805,071	14,612,272		(192,799)	14,612,272	10,668,651	3/31/2010
294751BY7	3,584,750	2,457,027		(1,127,723)	2,457,027	1,050,749	3/31/2010
294751DH2	2,155,248	1,701,535		(453,713)	1,701,535	389,294	3/31/2010
294751DY5	1,611,177	1,242,907		(368,270)	1,242,907	272,004	3/31/2010
294751FB3	4,469,940	2,159,859		(2,310,081)	2,159,859	1,262,440	3/31/2010
294751FC1	1,232,038	609,805		(622,233)	609,805	514,437	3/31/2010
294754AY2	5,323,066	5,073,326		(249,740)	5,073,326	4,147,640	3/31/2010
32051GDH5	3,970,409	3,264,438		(705,971)	3,264,438	3,409,527	3/31/2010
32051GFL4	7,578,722	7,537,146		(41,576)	7,537,146	5,595,466	3/31/2010
36228CYQ0	23,086,753	19,954,462		(3,132,291)	19,954,462	7,527,524	3/31/2010
3622ECAH9	5,882,873	4,421,834		(1,461,039)	4,421,834	2,885,374	3/31/2010
3622ECAK2	18,750,828	16,607,826		(2,143,002)	16,607,826	11,280,108	3/31/2010
3622ELAD8	44,091,517	41,871,096		(2,220,421)	41,871,096	24,891,299	3/31/2010
3622MPBE7	50,351,907	49,993,950		(357,957)	49,993,950	40,524,485	3/31/2010
362332AT5	431,489	238,109		(193,380)	238,109	2,881,920	3/31/2010
362332AV0	399,877	—	*	(399,877)	—	1,640,000	3/31/2010
362334ME1	23,534,063	22,348,250		(1,185,813)	22,348,250	16,824,456	3/31/2010
362334QC1	9,034,890	8,860,291		(174,599)	8,860,291	6,830,887	3/31/2010
362375AD9	15,214,761	14,512,803		(701,958)	14,512,803	11,097,407	3/31/2010
362669AQ6	10,072,205	10,055,881		(16,324)	10,055,881	6,988,691	3/31/2010
36298JAC7	7,457,412	5,205,353		(2,252,059)	5,205,353	1,300,000	3/31/2010
36828QLB0	6,650,482	5,297,161		(1,353,321)	5,297,161	1,925,996	3/31/2010
45660LPD5	13,660,835	13,628,158		(32,677)	13,628,158	9,535,212	3/31/2010
46412QAD9	4,715,407	4,220,242		(495,165)	4,220,242	2,670,797	3/31/2010
46625MQ93	446,572	295,023		(151,549)	295,023	121,263	3/31/2010
46625YQ97	795,260	713,219		(82,041)	713,219	1,202,170	3/31/2010
46627MAC1	11,101,556	10,947,012		(154,544)	10,947,012	6,190,987	3/31/2010
46628CAD0	19,262,507	16,978,772		(2,283,735)	16,978,772	13,019,864	3/31/2010
46628SAG8	24,118,269	20,192,336		(3,925,933)	20,192,336	14,055,183	3/31/2010
46628YBP4	15,322,409	15,320,058		(2,351)	15,320,058	10,033,890	3/31/2010
46629GAQ1	5,014,990	3,913,629		(1,101,361)	3,913,629	1,142,630	3/31/2010
46629PAU2	3,005,928	2,707,139		(298,789)	2,707,139	898,887	3/31/2010
46629YAM1	15,658,620	13,795,880		(1,862,740)	13,795,880	5,507,620	3/31/2010
46630AAC2	1,551,188	728,104		(823,084)	728,104	490,000	3/31/2010
46631BAN5	28,347,649	20,421,136		(7,926,513)	20,421,136	6,896,809	3/31/2010
46631BAP0	9,891,067	3,714,812		(6,176,255)	3,714,812	2,894,337	3/31/2010
46632HAQ4	1,677,705	661,287		(1,016,418)	661,287	508,468	3/31/2010
46632HAR2	2,047,306	1,057,218		(990,088)	1,057,218	1,015,355	3/31/2010
50177AAL3	2,208,516	1,197,758		(1,010,758)	1,197,758	1,903,030	3/31/2010
50179AAM9	2,908,774	2,465,436		(443,338)	2,465,436	480,000	3/31/2010
50179AAN7	1,311,655	—	*	(1,311,655)	—	549,000	3/31/2010
50179AAS6	1,242,113	—	*	(1,242,113)	—	524,370	3/31/2010
50180JAM7	4,017,423	1,334,232		(2,683,191)	1,334,232	1,700,000	3/31/2010

B-94	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
50180JAR6	$2,095,451	$478,725		$(1,616,726)	$478,725	$840,000	3/31/2010
52108HZ80	5,810,790	4,946,320		(864,470)	4,946,320	1,767,997	3/31/2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	3/31/2010
525221EB9	29,827,547	28,822,444		(1,005,103)	28,822,444	20,852,745	3/31/2010
525221JW8	40,440,084	34,927,611		(5,512,473)	34,927,611	25,824,420	3/31/2010
52522HAL6	39,058,866	33,636,080		(5,422,786)	33,636,080	17,901,172	3/31/2010
52523KAH7	11,907,943	11,021,602		(886,341)	11,021,602	8,733,078	3/31/2010
53944MAC3	1,630,132	589,299		(1,040,833)	589,299	420,000	3/31/2010
55312TAJ2	2,018,264	1,289,222		(729,042)	1,289,222	1,686,681	3/31/2010
55312TAK9	3,935,156	2,755,763		(1,179,393)	2,755,763	3,275,550	3/31/2010
55312YAJ1	1,551,651	1,249,295		(302,356)	1,249,295	1,950,000	3/31/2010
55312YAK8	733,206	333,928		(399,278)	333,928	880,000	3/31/2010
55312YAL6	910,764	—	*	(910,764)	—	700,000	3/31/2010
55312YAS1	550,646	—	*	(550,646)	—	400,000	3/31/2010
55312YAT9	765,344	—	*	(765,344)	—	600,000	3/31/2010
576434GR9	2,237,348	1,529,886		(707,462)	1,529,886	1,340,151	3/31/2010
576434SW5	11,213,256	8,207,145		(3,006,111)	8,207,145	6,404,670	3/31/2010
59022HEC2	1,383,042	207,699		(1,175,343)	207,699	2,685,200	3/31/2010
59022HED0	159,625	—	*	(159,625)	—	225,006	3/31/2010
59022HEE8	116,912	—	*	(116,912)	—	120,381	3/31/2010
59022HEF5	97,099	—	*	(97,099)	—	63,300	3/31/2010
59023BAN4	1,122,794	1,105,828		(16,966)	1,105,828	700,000	3/31/2010
60687UAM9	3,497,630	3,390,262		(107,368)	3,390,262	825,381	3/31/2010
60687VAM7	657,467	431,421		(226,046)	431,421	1,131,145	3/31/2010
60687VAN5	298,309	80,935		(217,374)	80,935	641,864	3/31/2010
60688BAS7	2,250,067	1,955,270		(294,797)	1,955,270	1,571,053	3/31/2010
61745MU68	2,299,306	1,415,396		(883,910)	1,415,396	1,525,508	3/31/2010
61745MX57	3,006,452	2,853,555		(152,897)	2,853,555	1,241,373	3/31/2010
61746WF21	92,228	86,333		(5,895)	86,333	107,333	3/31/2010
61749MAG4	191,762	145,696		(46,066)	145,696	315,933	3/31/2010
61749WAH0	5,178,256	4,930,474		(247,782)	4,930,474	3,532,277	3/31/2010
61749WAJ6	3,606,906	3,446,762		(160,144)	3,446,762	2,750,651	3/31/2010
61750CAS6	5,688,819	4,877,713		(811,106)	4,877,713	2,649,141	3/31/2010
61750HAN6	4,028,870	2,229,199		(1,799,671)	2,229,199	671,389	3/31/2010
61751NAQ5	1,632,133	1,424,789		(207,344)	1,424,789	689,540	3/31/2010
61751NAR3	835,685	762,541		(73,144)	762,541	400,000	3/31/2010
61752JAF7	12,151,727	11,733,026		(418,701)	11,733,026	9,177,410	3/31/2010
61753JAM1	1,468,321	1,034,343		(433,978)	1,034,343	1,927,030	3/31/2010
61753JAN9	893,267	724,829		(168,438)	724,829	1,013,006	3/31/2010
61754KAN5	29,543,750	14,902,848		(14,640,902)	14,902,848	7,169,550	3/31/2010
61754KAP0	4,753,770	2,882,584		(1,871,186)	2,882,584	3,179,403	3/31/2010
74951PEA2	1,411,161	611,715		(799,446)	611,715	798,880	3/31/2010
749577AL6	18,344,213	18,173,451		(170,762)	18,173,451	9,351,820	3/31/2010
74958BAH5	26,688,678	25,795,063		(893,615)	25,795,063	18,183,241	3/31/2010
74958EAD8	49,330,341	49,156,800		(173,541)	49,156,800	39,456,610	3/31/2010
75115CAG2	8,686,890	8,574,274		(112,616)	8,574,274	8,132,934	3/31/2010
75971EAF3	426,984	364,335		(62,649)	364,335	261,375	3/31/2010
759950GW2	11,000,000	9,571,051		(1,428,949)	9,571,051	5,472,159	3/31/2010
7609854A6	33,830,344	30,009,356		(3,820,988)	30,009,356	15,941,114	3/31/2010
760985YY1	951,336	833,683		(117,653)	833,683	122,201	3/31/2010
76110H5M7	105,883	91,862		(14,021)	91,862	97,872	3/31/2010
76110HHB8	3,704,290	2,979,257		(725,033)	2,979,257	1,570,435	3/31/2010
76110HNQ8	3,421,480	3,163,808		(257,672)	3,163,808	1,875,614	3/31/2010
76110HQS1	5,909,509	4,753,597		(1,155,912)	4,753,597	3,911,273	3/31/2010
76110HQT9	1,234,187	501,006		(733,181)	501,006	552,010	3/31/2010
76110HSH3	2,599,507	1,840,661		(758,846)	1,840,661	597,846	3/31/2010

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-95

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
76110HX53	$10,731,362	$10,506,169		$(225,193)	$10,506,169	$7,093,483	3/31/2010
76110HX87	23,928,208	23,397,766		(530,442)	23,397,766	15,777,859	3/31/2010
76110WQA7	15,542,700	14,592,408		(950,292)	14,592,408	6,411,873	3/31/2010
76110WRX6	2,811,280	1,514,494		(1,296,786)	1,514,494	597,290	3/31/2010
76110WTB2	4,358,804	4,046,507		(312,297)	4,046,507	1,956,630	3/31/2010
76110WTU0	2,967,641	2,806,539		(161,102)	2,806,539	1,139,118	3/31/2010
76110WUL8	14,858,673	14,320,496		(538,177)	14,320,496	4,842,900	3/31/2010
76110WUM6	6,485,856	6,369,500		(116,356)	6,369,500	5,036,685	3/31/2010
76110WVT0	877,241	672,338		(204,903)	672,338	363,176	3/31/2010
76110WWK8	2,357,146	1,818,861		(538,285)	1,818,861	770,759	3/31/2010
761118CZ9	11,151,038	10,916,220		(234,818)	10,916,220	5,093,136	3/31/2010
761118PQ5	12,290,266	12,209,616		(80,650)	12,209,616	9,599,776	3/31/2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	3/31/2010
76114DAE4	15,287,451	15,118,884		(168,567)	15,118,884	13,098,239	3/31/2010
87222PAE3	35,277,842	29,398,655		(5,879,187)	29,398,655	16,122,708	3/31/2010
92977QAP3	8,825,113	2,097,324		(6,727,789)	2,097,324	3,343,397	3/31/2010
92977QAQ1	3,067,791	555,880		(2,511,911)	555,880	2,894,060	3/31/2010
92978MAN6	21,198,285	8,122,135		(13,076,150)	8,122,135	6,003,050	3/31/2010
92978MAT3	1,306,147	207,324		(1,098,823)	207,324	1,234,287	3/31/2010
92978QAP2	454,099	—	*	(454,099)	—	1,408,390	3/31/2010
92978QAR8	1,555,608	—	*	(1,555,608)	—	3,448,340	3/31/2010
92978QAT4	721,689	—	*	(721,689)	—	1,200,000	3/31/2010
93934DAR8	80,306	66,124		(14,182)	66,124	42,673	3/31/2010
94980KAQ5	672,475	563,431		(109,044)	563,431	608,303	3/31/2010
949837AF5	69,106,312	68,983,549		(122,763)	68,983,549	39,419,082	3/31/2010
949837BE7	19,956,633	19,950,284		(6,349)	19,950,284	14,404,911	3/31/2010
949837BK3	8,604,257	8,579,231		(25,026)	8,579,231	6,285,336	3/31/2010
94983BAP4	15,480,624	15,407,947		(72,677)	15,407,947	11,951,023	3/31/2010
94984AAR1	29,305,436	29,134,800		(170,636)	29,134,800	15,831,891	3/31/2010
94984AAS9	10,026,305	9,967,760		(58,545)	9,967,760	7,951,333	3/31/2010
94984FAR0	35,362,500	35,181,913		(180,587)	35,181,913	26,150,659	3/31/2010
94984JAK7	44,835,899	43,930,925		(904,974)	43,930,925	31,606,570	3/31/2010
94984XAB6	9,537,419	9,483,578		(53,841)	9,483,578	5,034,366	3/31/2010
94984XAD2	7,887,301	7,842,358		(44,943)	7,842,358	4,163,905	3/31/2010
94984XAM2	12,041,714	11,971,668		(70,046)	11,971,668	7,721,227	3/31/2010
94985JAB6	48,930,619	48,678,950		(251,669)	48,678,950	29,241,105	3/31/2010
94985JBR0	29,490,677	29,416,351		(74,326)	29,416,351	12,570,636	3/31/2010
94985JCA6	28,951,381	28,831,230		(120,151)	28,831,230	24,132,195	3/31/2010
94985RAP7	61,798,708	61,727,872		(70,836)	61,727,872	43,791,258	3/31/2010
94985WAP6	23,112,305	22,793,202		(319,103)	22,793,202	19,317,875	3/31/2010
94985WAQ4	71,557,171	71,525,516		(31,655)	71,525,516	30,565,698	3/31/2010
94985WBL4	37,253,580	37,102,427		(151,153)	37,102,427	27,324,140	3/31/2010
94986AAC2	111,247,247	111,160,855		(86,392)	111,160,855	80,968,395	3/31/2010
02148FAW5	28,092,012	26,534,625		(1,557,387)	26,534,625	18,680,752	12/31/2009
02149HAK6	24,244,801	23,401,542		(843,259)	23,401,542	18,845,141	12/31/2009
02151CBD7	28,168,626	27,928,844		(239,782)	27,928,844	23,040,583	12/31/2009
02151FAD1	38,605,381	37,069,441		(1,535,940)	37,069,441	24,873,276	12/31/2009
02151NBA9	18,265,546	17,329,209		(936,337)	17,329,209	8,458,155	12/31/2009
036510AB1	3,069,872	2,757,335		(312,537)	2,757,335	558,395	12/31/2009
03702YAC4	28,800	—	[2]	(3,600)	25,200	25,200	12/31/2009
03927NAA1	14,694,000	9,404,655		(5,289,345)	9,404,655	5,250,000	12/31/2009
05947UJT6	684,903	461,411		(223,492)	461,411	307,397	12/31/2009
05947UMM7	2,599,818	1,949,371		(650,447)	1,949,371	378,124	12/31/2009
05947UVY1	1,969,347	1,783,588		(185,759)	1,783,588	231,398	12/31/2009
05947UVZ8	1,943,102	318,015		(1,625,087)	318,015	230,470	12/31/2009
05947UWA2	767,441	160,955		(606,486)	160,955	225,250	12/31/2009

B-96	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05947UWB0	$131,202	$38,214	$(92,988)	$38,214	$109,176	12/31/2009
05947UWC8	58,568	37,462	(21,106)	37,462	100,663	12/31/2009
05947UWD6	68,815	3,886	(64,929)	3,886	85,979	12/31/2009
05948KB65	10,449,434	9,975,968	(473,466)	9,975,968	6,636,940	12/31/2009
05948KC98	17,774,894	17,659,659	(115,235)	17,659,659	13,260,340	12/31/2009
05948KLA5	1,899,662	1,730,054	(169,608)	1,730,054	929,252	12/31/2009
05948KP37	10,774,470	10,676,031	(98,439)	10,676,031	7,980,675	12/31/2009
059497AC1	10,033,749	7,475,988	(2,557,761)	7,475,988	2,700,530	12/31/2009
05949AA67	6,044,085	4,810,509	(1,233,576)	4,810,509	3,013,807	12/31/2009
05949AA75	751,465	301,666	(449,799)	301,666	430,971	12/31/2009
05949AM23	2,018,499	1,815,560	(202,939)	1,815,560	1,867,555	12/31/2009
05949AM31	419,986	371,791	(48,195)	371,791	325,386	12/31/2009
05949AMP2	2,912,645	2,125,205	(787,440)	2,125,205	1,401,219	12/31/2009
059511AL9	7,909,548	4,984,251	(2,925,297)	4,984,251	2,157,600	12/31/2009
059511AM7	3,154,584	1,355,076	(1,799,508)	1,355,076	1,145,100	12/31/2009
059511AS4	1,707,661	1,267,071	(440,590)	1,267,071	1,098,652	12/31/2009
059511AU9	2,073,166	1,533,143	(540,023)	1,533,143	1,463,230	12/31/2009
07387BEQ2	6,510,227	1,763,263	(4,746,964)	1,763,263	2,421,832	12/31/2009
07387BGA5	2,801,784	1,418,267	(1,383,517)	1,418,267	380,252	12/31/2009
07388RAM9	8,630,233	7,989,403	(640,830)	7,989,403	2,029,004	12/31/2009
07388RAN7	9,125,638	2,720,811	(6,404,827)	2,720,811	2,167,880	12/31/2009
07388RAP2	1,971,041	1,002,354	(968,687)	1,002,354	1,156,116	12/31/2009
07388YBC5	1,811,745	1,741,414	(70,331)	1,741,414	858,613	12/31/2009
07388YBE1	1,393,067	1,358,950	(34,117)	1,358,950	594,875	12/31/2009
073945AN7	3,339,528	3,306,158	(33,370)	3,306,158	957,803	12/31/2009
073945AQ0	1,868,880	659,799	(1,209,081)	659,799	418,758	12/31/2009
073945AS6	579,048	467,855	(111,193)	467,855	261,696	12/31/2009
12513YAP5	1,266,628	728,019	(538,609)	728,019	550,000	12/31/2009
12543TAD7	10,072,936	9,581,949	(490,987)	9,581,949	7,308,631	12/31/2009
12543UAD4	45,177,737	42,394,764	(2,782,973)	42,394,764	20,791,904	12/31/2009
12543UAE2	15,930,769	15,151,663	(779,106)	15,151,663	7,917,427	12/31/2009
12544AAC9	49,835,937	48,573,999	(1,261,938)	48,573,999	25,931,615	12/31/2009
12544DAK5	21,950,653	21,668,533	(282,120)	21,668,533	15,139,755	12/31/2009
12544DAQ2	15,698,178	15,576,809	(121,369)	15,576,809	9,330,008	12/31/2009
12544LAK7	31,269,224	30,929,119	(340,105)	30,929,119	23,283,773	12/31/2009
12544RAL2	8,883,000	8,687,070	(195,930)	8,687,070	5,835,361	12/31/2009
12545CAU4	39,546,663	37,843,801	(1,702,862)	37,843,801	29,109,776	12/31/2009
12558MBN1	14,860,111	14,345,457	(514,654)	14,345,457	2,493,919	12/31/2009
12566RAG6	40,498,727	38,955,331	(1,543,396)	38,955,331	28,805,442	12/31/2009
12566XAE8	34,342,512	31,146,696	(3,195,816)	31,146,696	22,906,737	12/31/2009
12566XAG3	15,725,340	14,714,071	(1,011,269)	14,714,071	7,004,737	12/31/2009
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	12/31/2009
126378AG3	14,468,757	13,583,840	(884,917)	13,583,840	9,322,523	12/31/2009
126378AH1	15,735,264	14,849,376	(885,888)	14,849,376	8,924,133	12/31/2009
126670GR3	6,999,491	6,444,126	(555,365)	6,444,126	2,538,239	12/31/2009
126670QT8	3,628,335	3,588,346	(39,989)	3,588,346	2,216,845	12/31/2009
126671TW6	1,104,726	893,475	(211,251)	893,475	157,397	12/31/2009
12667F2J3	38,230,681	37,962,650	(268,031)	37,962,650	16,806,135	12/31/2009
12667F4N2	10,000,000	9,861,140	(138,860)	9,861,140	6,538,343	12/31/2009
12667FMJ1	19,582,164	19,378,750	(203,414)	19,378,750	11,437,931	12/31/2009
12667FR98	6,874,348	4,442,078	(2,432,270)	4,442,078	1,295,211	12/31/2009
12667FYZ2	24,125,540	19,416,478	(4,709,062)	19,416,478	5,117,969	12/31/2009
12667GFB4	68,056,538	67,661,838	(394,700)	67,661,838	49,131,254	12/31/2009
12667GFT5	19,521,163	19,142,452	(378,711)	19,142,452	12,645,891	12/31/2009
12667GJG9	16,385,944	16,353,724	(32,220)	16,353,724	11,171,557	12/31/2009
12667GKE2	15,362,913	14,843,603	(519,310)	14,843,603	7,562,329	12/31/2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-97

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667GQA4	$23,036,429	$22,632,016		$(404,413)	$22,632,016	$15,677,998	12/31/2009
12667GW74	20,096,846	20,031,300		(65,546)	20,031,300	14,258,906	12/31/2009
12668ASQ9	4,716,558	4,702,861		(13,697)	4,702,861	3,743,740	12/31/2009
12668ASQ9	23,876,161	23,806,826		(69,335)	23,806,826	18,951,563	12/31/2009
12668ASR7	7,449,505	7,322,310		(127,195)	7,322,310	3,739,156	12/31/2009
126694AG3	14,053,115	13,575,455		(477,660)	13,575,455	5,578,762	12/31/2009
126694HK7	19,184,867	19,020,520		(164,347)	19,020,520	14,660,188	12/31/2009
126694JS8	27,939,566	27,834,551		(105,015)	27,834,551	10,595,359	12/31/2009
126694W61	24,054,887	22,698,356		(1,356,531)	22,698,356	9,466,804	12/31/2009
126694XQ6	32,714,970	30,923,460		(1,791,510)	30,923,460	13,730,021	12/31/2009
12669DN87	2,557,344	1,951,794		(605,550)	1,951,794	1,261,641	12/31/2009
12669E4W3	5,078,179	4,840,772		(237,407)	4,840,772	2,593,800	12/31/2009
12669YAF9	20,652,190	19,664,480		(987,710)	19,664,480	8,774,980	12/31/2009
12669YAH5	16,469,188	16,368,464		(100,724)	16,368,464	6,872,166	12/31/2009
12669YAX0	15,969,650	15,316,597		(653,053)	15,316,597	6,697,462	12/31/2009
12670AAF8	48,352,021	45,989,004		(2,363,017)	45,989,004	33,931,285	12/31/2009
14986DAT7	24,737,519	24,630,219		(107,300)	24,630,219	3,632,255	12/31/2009
152314DS6	1,296,322	1,130,882		(165,440)	1,130,882	326,094	12/31/2009
152314DT4	372,409	340,217		(32,192)	340,217	225,279	12/31/2009
161546FY7	4,136,277	2,201,131		(1,935,146)	2,201,131	671,769	12/31/2009
161551FW1	154,005	103,493		(50,512)	103,493	3,237	12/31/2009
161631AV8	42,128,293	40,838,840		(1,289,453)	40,838,840	30,045,941	12/31/2009
16163BAP9	29,341,512	28,968,116		(373,396)	28,968,116	13,865,667	12/31/2009
16165LAG5	13,821,284	13,647,764		(173,520)	13,647,764	7,986,973	12/31/2009
16165TBJ1	10,448,900	10,263,761		(185,139)	10,263,761	6,816,639	12/31/2009
170255AS2	15,112,930	14,773,335		(339,595)	14,773,335	11,552,634	12/31/2009
17025JAB9	9,459,235	9,190,500		(268,735)	9,190,500	4,008,065	12/31/2009
17025JAB9	28,874,314	28,054,001		(820,313)	28,054,001	12,234,618	12/31/2009
17025TAV3	28,498,552	27,463,403		(1,035,149)	27,463,403	15,287,882	12/31/2009
172973W62	440,184	436,545		(3,639)	436,545	313,988	12/31/2009
17309YAD9	20,217,243	19,172,925		(1,044,318)	19,172,925	12,006,899	12/31/2009
17310AAR7	32,963,982	32,409,718		(554,264)	32,409,718	20,022,763	12/31/2009
17310MAQ3	15,046,908	11,646,343		(3,400,565)	11,646,343	1,856,580	12/31/2009
17310MAS9	1,275,932	960,222		(315,710)	960,222	414,852	12/31/2009
17312FAD5	9,855,551	9,846,320		(9,231)	9,846,320	7,494,675	12/31/2009
190749AN1	1,490,230	1,163,840		(326,390)	1,163,840	360,290	12/31/2009
19075CAK9	10,988,235	5,934,671		(5,053,564)	5,934,671	4,175,325	12/31/2009
19075CAL7	4,094,402	2,993,689		(1,100,713)	2,993,689	3,540,530	12/31/2009
19075CAM5	1,087,743	779,994		(307,749)	779,994	719,115	12/31/2009
19075CAN3	841,743	620,145		(221,598)	620,145	500,000	12/31/2009
19075CAS2	3,735,011	3,321,386		(413,625)	3,321,386	2,419,440	12/31/2009
20047EAP7	3,693,912	2,729,624		(964,288)	2,729,624	4,169,656	12/31/2009
20173MAN0	19,810,076	7,538,530		(12,271,546)	7,538,530	3,457,580	12/31/2009
20173MAQ3	1,220,517	672,398		(548,119)	672,398	450,000	12/31/2009
20173VAM2	7,613,342	6,145,038		(1,468,304)	6,145,038	1,986,190	12/31/2009
22544QAK5	17,504,444	15,077,211		(2,427,233)	15,077,211	3,463,938	12/31/2009
22544QAM1	19,198,558	6,452,459		(12,746,099)	6,452,459	3,771,547	12/31/2009
22544QAN9	3,673,347	2,374,304		(1,299,043)	2,374,304	1,541,414	12/31/2009
22544QAP4	1,395,672	1,013,001		(382,671)	1,013,001	841,401	12/31/2009
22544QAQ2	2,386,341	1,713,686		(672,655)	1,713,686	1,332,980	12/31/2009
225458DT2	2,910,803	2,893,702		(17,101)	2,893,702	1,143,105	12/31/2009
225458SB5	14,087,585	14,001,463		(86,122)	14,001,463	3,794,631	12/31/2009
22545XAP8	2,080,603	858,458		(1,222,145)	858,458	2,707,527	12/31/2009
22545XAQ6	1,601,753	—	*	(1,601,753)	—	1,117,160	12/31/2009
22545YAQ4	16,380,576	9,249,972		(7,130,604)	9,249,972	2,061,587	12/31/2009
22545YAS0	7,162,378	6,066,179		(1,096,199)	6,066,179	2,435,132	12/31/2009

B-98	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
225470H22	$970,504	$913,918		$(56,586)	$913,918	$879,984	12/31/2009
251510CY7	6,174,468	6,128,159		(46,309)	6,128,159	2,385,464	12/31/2009
251510ET6	6,610,704	6,129,009		(481,695)	6,129,009	1,531,776	12/31/2009
294751FB3	4,704,156	4,472,358		(231,798)	4,472,358	941,193	12/31/2009
294751FC1	2,323,121	1,249,074		(1,074,047)	1,249,074	395,093	12/31/2009
294754AY2	5,853,602	5,588,893		(264,709)	5,588,893	4,304,994	12/31/2009
32051G2J3	19,664,606	19,456,027		(208,579)	19,456,027	15,337,214	12/31/2009
32051GDH5	5,217,232	4,028,086		(1,189,146)	4,028,086	3,390,503	12/31/2009
32051GFL4	7,842,427	7,595,406		(247,021)	7,595,406	5,536,785	12/31/2009
36157TJG7	1,804,125	1,308,394		(495,731)	1,308,394	1,469,454	12/31/2009
361849S29	6,462,883	4,691,114		(1,771,769)	4,691,114	1,678,015	12/31/2009
36228CXK4	14,878,974	14,014,915		(864,059)	14,014,915	1,650,000	12/31/2009
36228CYQ0	24,033,161	23,095,688		(937,473)	23,095,688	7,171,836	12/31/2009
3622ECAH9	6,009,448	5,942,640		(66,808)	5,942,640	2,934,538	12/31/2009
3622MPBE7	50,481,437	50,370,399		(111,038)	50,370,399	39,532,250	12/31/2009
3622MSAC6	2,256,915	1,320,709		(936,206)	1,320,709	1,198,500	12/31/2009
362332AM0	6,642,090	4,602,455		(2,039,635)	4,602,455	1,911,030	12/31/2009
362332AN8	3,128,933	473,329		(2,655,604)	473,329	856,025	12/31/2009
362332AT5	8,451,782	642,221		(7,809,561)	642,221	2,520,945	12/31/2009
362332AV0	3,936,084	668,865		(3,267,219)	668,865	1,640,000	12/31/2009
362334QC1	9,544,327	9,182,164		(362,163)	9,182,164	7,009,589	12/31/2009
362669AQ6	10,133,998	10,076,618		(57,380)	10,076,618	6,805,070	12/31/2009
36298JAC7	9,824,095	7,485,905		(2,338,190)	7,485,905	1,299,000	12/31/2009
36828QSL1	1,764,915	977,473		(787,442)	977,473	908,306	12/31/2009
45660LPD5	13,759,047	13,655,346		(103,701)	13,655,346	9,245,813	12/31/2009
46412QAD9	4,768,657	4,752,037		(16,620)	4,752,037	1,247,784	12/31/2009
46614KAB2	2,754,987	2,069,970		(685,017)	2,069,970	500,000	12/31/2009
46625M2W8	1,230,406	1,196,250		(34,156)	1,196,250	169,265	12/31/2009
46625MQ93	2,095,225	474,700		(1,620,525)	474,700	146,389	12/31/2009
46625MZH5	1,179,409	1,094,197		(85,212)	1,094,197	490,187	12/31/2009
46625MZJ1	2,162,622	259,295		(1,903,327)	259,295	342,817	12/31/2009
46625MZK8	2,331,637	—	*	(2,331,637)	—	302,478	12/31/2009
46625MZL6	44,886	—	*	(44,886)	—	225,453	12/31/2009
46625YC68	3,016,699	1,949,218		(1,067,481)	1,949,218	439,970	12/31/2009
46625YQ89	1,513,711	1,156,511		(357,200)	1,156,511	800,079	12/31/2009
46625YQ97	994,984	852,693		(142,291)	852,693	1,010,060	12/31/2009
46627MAC1	11,109,835	11,107,913		(1,922)	11,107,913	5,679,297	12/31/2009
46628CAD0	19,859,800	19,289,493		(570,307)	19,289,493	12,805,916	12/31/2009
46628SAG8	26,022,755	24,189,294		(1,833,461)	24,189,294	13,494,828	12/31/2009
46628YBK5	29,479,163	29,064,914		(414,249)	29,064,914	12,713,916	12/31/2009
46628YBP4	15,611,011	15,328,042		(282,969)	15,328,042	9,316,003	12/31/2009
46629YAM1	16,337,536	15,714,000		(623,536)	15,714,000	4,461,220	12/31/2009
46629YAQ2	1,460,898	1,180,316		(280,582)	1,180,316	1,011,940	12/31/2009
46630AAG3	450,846	429,259		(21,587)	429,259	360,000	12/31/2009
46630JAQ2	30,100,789	28,949,901		(1,150,888)	28,949,901	11,111,370	12/31/2009
46630JAS8	2,912,412	2,596,223		(316,189)	2,596,223	2,667,440	12/31/2009
46630JAU3	4,457,046	3,568,616		(888,430)	3,568,616	4,334,260	12/31/2009
46630JAW9	3,084,864	2,480,742		(604,122)	2,480,742	3,159,820	12/31/2009
46631BAP0	16,557,726	9,978,276		(6,579,450)	9,978,276	2,458,651	12/31/2009
46632HAR2	2,993,238	2,071,845		(921,393)	2,071,845	863,376	12/31/2009
50177AAL3	9,847,630	2,320,838		(7,526,792)	2,320,838	1,603,730	12/31/2009
50179AAM9	3,872,820	2,919,211		(953,609)	2,919,211	480,000	12/31/2009
50179AAN7	1,687,002	1,350,628		(336,374)	1,350,628	549,000	12/31/2009
50179AAS6	1,625,796	1,300,608		(325,188)	1,300,608	524,370	12/31/2009
50180CAV2	824,030	740,070		(83,960)	740,070	720,000	12/31/2009
50180JAM7	5,085,004	4,203,919		(881,085)	4,203,919	1,700,000	12/31/2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-99

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
50180JAR6	$2,635,610	$2,240,013		$(395,597)	$2,240,013	$840,000	12/31/2009
52108HSR6	6,799,961	2,694,967		(4,104,994)	2,694,967	1,660,414	12/31/2009
52108HST2	5,299,935	2,114,928		(3,185,007)	2,114,928	1,280,942	12/31/2009
52108HSV7	4,566,802	1,859,367		(2,707,435)	1,859,367	1,111,033	12/31/2009
52108HZ80	6,961,779	5,822,810		(1,138,969)	5,822,810	1,828,078	12/31/2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	12/31/2009
525221EB9	24,996,094	24,882,653		(113,441)	24,882,653	13,496,608	12/31/2009
525221JW8	42,492,282	40,532,474		(1,959,808)	40,532,474	25,739,305	12/31/2009
52522HAL6	40,000,000	39,094,709		(905,291)	39,094,709	17,347,248	12/31/2009
55312TAH6	10,038,969	7,114,883		(2,924,086)	7,114,883	2,796,660	12/31/2009
55312TAJ2	4,409,205	2,116,859		(2,292,346)	2,116,859	2,034,828	12/31/2009
55312TAK9	5,861,263	4,227,537		(1,633,726)	4,227,537	3,406,325	12/31/2009
55312TAQ6	627,674	—	[2]	(29,932)	597,742	597,742	12/31/2009
55312TAR4	692,324	—	[2]	(41,516)	650,808	650,808	12/31/2009
55312VAR9	20,572,173	19,840,853		(731,320)	19,840,853	3,954,150	12/31/2009
55312YAJ1	3,719,481	1,734,574		(1,984,907)	1,734,574	3,123,960	12/31/2009
55312YAK8	1,238,011	832,561		(405,450)	832,561	1,387,912	12/31/2009
576434GR9	2,302,714	2,299,657		(3,057)	2,299,657	1,342,087	12/31/2009
576434SW5	11,501,301	11,319,423		(181,878)	11,319,423	6,428,454	12/31/2009
59022HEC2	4,863,526	1,462,290		(3,401,236)	1,462,290	2,343,838	12/31/2009
59022HED0	254,509	182,000		(72,509)	182,000	271,585	12/31/2009
59022HEE8	143,242	124,815		(18,427)	124,815	155,145	12/31/2009
59025KAK8	19,132,586	18,816,090		(316,496)	18,816,090	6,127,020	12/31/2009
60687UAM9	5,359,678	3,522,644		(1,837,034)	3,522,644	724,072	12/31/2009
60687VAM7	1,011,356	718,736		(292,620)	718,736	973,765	12/31/2009
60687VAN5	467,103	343,023		(124,080)	343,023	551,651	12/31/2009
60688BAM0	5,814,544	2,690,005		(3,124,539)	2,690,005	1,276,092	12/31/2009
60688BAS7	2,980,912	2,368,385		(612,527)	2,368,385	1,370,490	12/31/2009
617453AD7	1,542,447	1,438,751		(103,696)	1,438,751	1,055,068	12/31/2009
61745MTQ6	3,511,230	3,145,941		(365,289)	3,145,941	467,827	12/31/2009
61745MU68	2,521,714	2,318,144		(203,570)	2,318,144	1,326,172	12/31/2009
61749EAE7	21,937,113	20,632,744		(1,304,369)	20,632,744	14,241,794	12/31/2009
61749MAC3	4,982,502	3,122,849		(1,859,653)	3,122,849	1,248,255	12/31/2009
61749MAD1	3,971,145	869,200		(3,101,945)	869,200	1,097,016	12/31/2009
61749MAE9	649,935	537,517		(112,418)	537,517	973,452	12/31/2009
61749MAF6	335,488	309,596		(25,892)	309,596	444,996	12/31/2009
61749MAG4	245,789	226,491		(19,298)	226,491	295,570	12/31/2009
61749WAH0	5,831,762	5,444,731		(387,031)	5,444,731	4,125,921	12/31/2009
61749WAJ6	3,826,597	3,730,700		(95,897)	3,730,700	2,791,770	12/31/2009
61750HAN6	5,794,800	4,054,044		(1,740,756)	4,054,044	601,333	12/31/2009
61750YAF6	33,373,686	32,686,865		(686,821)	32,686,865	16,663,416	12/31/2009
61751NAQ5	2,487,197	1,664,541		(822,656)	1,664,541	589,020	12/31/2009
61751NAR3	1,028,941	880,327		(148,614)	880,327	400,000	12/31/2009
61752JAF7	12,681,357	12,380,156		(301,201)	12,380,156	9,537,557	12/31/2009
61753JAN9	1,142,224	984,350		(157,874)	984,350	877,061	12/31/2009
61754KAN5	29,809,708	29,531,670		(278,038)	29,531,670	5,844,840	12/31/2009
61754KAP0	13,409,091	4,918,205		(8,490,886)	4,918,205	2,666,250	12/31/2009
643529AD2	13,146,934	13,050,002		(96,932)	13,050,002	9,017,512	12/31/2009
74438WAN6	1,816,058	1,072,747		(743,311)	1,072,747	458,439	12/31/2009
74438WAP1	49,158	—	*	(49,158)	—	141,563	12/31/2009
74924PAJ1	936,873	519,462		(417,411)	519,462	328,120	12/31/2009
74951PEA2	3,495,148	1,433,284		(2,061,864)	1,433,284	835,487	12/31/2009
749577AL6	19,105,048	18,361,591		(743,457)	18,361,591	8,706,964	12/31/2009
74957EAE7	18,387,988	18,193,031		(194,957)	18,193,031	12,426,822	12/31/2009
74957EAF4	38,816,646	38,362,975		(453,671)	38,362,975	30,535,097	12/31/2009
74957VAQ2	22,747,844	22,214,688		(533,156)	22,214,688	17,832,166	12/31/2009

B-100	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
74957XAF2	$37,231,074	$36,852,426		$(378,648)	$36,852,426	$26,262,639	12/31/2009
749583AH3	10,731,811	10,129,812		(601,999)	10,129,812	4,117,628	12/31/2009
74958AAD6	32,866,792	31,650,698		(1,216,094)	31,650,698	25,854,525	12/31/2009
74958AAH7	29,073,808	27,518,939		(1,554,869)	27,518,939	17,192,658	12/31/2009
74958BAH5	27,755,168	26,705,568		(1,049,600)	26,705,568	17,197,206	12/31/2009
74958EAD8	49,662,273	49,333,700		(328,573)	49,333,700	37,201,145	12/31/2009
75115CAG2	9,239,147	8,856,644		(382,503)	8,856,644	4,622,037	12/31/2009
75971EAF3	467,367	426,479		(40,888)	426,479	249,442	12/31/2009
760985CM1	1,269,068	1,011,624		(257,444)	1,011,624	804,386	12/31/2009
760985SS1	6,542,585	6,519,651		(22,934)	6,519,651	2,957,601	12/31/2009
760985U66	182,646	71,279		(111,367)	71,279	31,872	12/31/2009
76110H5M7	110,543	107,800		(2,743)	107,800	93,788	12/31/2009
76110HHB8	4,318,025	3,800,654		(517,371)	3,800,654	1,572,093	12/31/2009
76110HQT9	1,441,903	1,286,427		(155,476)	1,286,427	541,109	12/31/2009
76110HSH3	3,131,045	2,652,424		(478,621)	2,652,424	583,025	12/31/2009
76110HX53	10,788,610	10,730,777		(57,833)	10,730,777	6,894,858	12/31/2009
76110HX87	24,320,507	23,938,919		(381,588)	23,938,919	15,338,776	12/31/2009
76110WQA7	17,189,799	15,628,688		(1,561,111)	15,628,688	5,701,419	12/31/2009
76110WQU3	4,478,236	2,780,527		(1,697,709)	2,780,527	1,017,879	12/31/2009
76110WRX6	3,720,469	2,952,563		(767,906)	2,952,563	628,962	12/31/2009
76110WXR2	9,699,484	9,369,981		(329,503)	9,369,981	4,053,679	12/31/2009
761118CZ9	11,726,512	11,266,871		(459,641)	11,266,871	4,579,678	12/31/2009
761118PQ5	12,839,852	12,296,584		(543,268)	12,296,584	9,392,704	12/31/2009
76114DAE4	16,600,875	15,340,493		(1,260,382)	15,340,493	12,614,418	12/31/2009
84604CAE7	3,738,299	3,401,918		(336,381)	3,401,918	1,038,660	12/31/2009
86359DPP6	26,065,028	22,653,220		(3,411,808)	22,653,220	7,578,276	12/31/2009
87222PAE3	36,209,915	35,349,968		(859,947)	35,349,968	15,782,436	12/31/2009
87246AAP3	20,502,917	14,536,427		(5,966,490)	14,536,427	2,167,886	12/31/2009
92976UAA8	13,920,295	10,668,447		(3,251,848)	10,668,447	1,820,000	12/31/2009
92977QAP3	13,540,376	8,896,827		(4,643,549)	8,896,827	2,906,604	12/31/2009
92977QAQ1	4,916,523	3,218,603		(1,697,920)	3,218,603	2,611,154	12/31/2009
92978MAN6	25,076,116	21,257,728		(3,818,388)	21,257,728	5,553,925	12/31/2009
92978MAT3	4,232,886	1,366,517		(2,866,369)	1,366,517	1,044,924	12/31/2009
92978QAJ6	41,868,287	34,756,308		(7,111,979)	34,756,308	17,803,755	12/31/2009
92978QAN7	1,054,106	588,222		(465,884)	588,222	1,852,940	12/31/2009
92978QAP2	1,006,290	586,700		(419,590)	586,700	1,681,690	12/31/2009
92978QAR8	2,428,623	2,009,686		(418,937)	2,009,686	3,686,283	12/31/2009
92978TAL5	23,643,133	22,488,549		(1,154,584)	22,488,549	8,652,630	12/31/2009
92978TAM3	7,091,481	5,731,599		(1,359,882)	5,731,599	7,777,740	12/31/2009
939344AN7	7,558,129	—	[2]	(1,492,699)	6,065,430	6,065,430	12/31/2009
94980KAQ5	891,257	697,126		(194,131)	697,126	605,375	12/31/2009
94980SAS4	37,892,867	37,298,560		(594,307)	37,298,560	19,209,448	12/31/2009
94980SBJ3	19,025,324	18,852,599		(172,725)	18,852,599	9,434,204	12/31/2009
949837AF5	69,395,783	69,077,308		(318,475)	69,077,308	37,135,283	12/31/2009
949837BE7	20,118,623	19,943,534		(175,089)	19,943,534	14,029,989	12/31/2009
949837BK3	8,651,946	8,601,312		(50,634)	8,601,312	6,121,859	12/31/2009
949837CC0	26,170,357	25,669,010		(501,347)	25,669,010	17,713,389	12/31/2009
94983BAP4	15,664,980	15,471,918		(193,062)	15,471,918	11,295,344	12/31/2009
94984AAR1	29,306,329	29,299,321		(7,008)	29,299,321	14,513,796	12/31/2009
94984FAR0	35,392,208	35,362,908		(29,300)	35,362,908	25,486,630	12/31/2009
94984XAB6	9,930,589	9,542,007		(388,582)	9,542,007	4,478,081	12/31/2009
94984XAD2	8,215,869	7,891,136		(324,733)	7,891,136	3,736,617	12/31/2009
94984XAM2	12,527,390	12,047,711		(479,679)	12,047,711	6,848,925	12/31/2009
94985JAB6	49,089,904	48,927,100		(162,804)	48,927,100	27,457,860	12/31/2009
94985JBR0	30,201,956	29,492,146		(709,810)	29,492,146	11,724,021	12/31/2009
94985JCA6	30,000,000	28,972,050		(1,027,950)	28,972,050	23,547,594	12/31/2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-101

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
94985LAD7	$15,416,713	$15,332,698		$(84,015)	$15,332,698	$10,789,988	12/31/2009
94985RAP7	63,260,667	61,811,840		(1,448,827)	61,811,840	41,620,166	12/31/2009
94985WAP6	24,098,090	23,541,749		(556,341)	23,541,749	18,898,058	12/31/2009
94985WAQ4	71,553,189	70,433,050		(1,120,139)	70,433,050	28,405,225	12/31/2009
94985WBL4	37,767,886	37,226,500		(541,386)	37,226,500	25,982,515	12/31/2009
94986AAC2	113,043,780	111,243,241		(1,800,539)	111,243,241	79,103,383	12/31/2009
90264AAA7	40,000,000	—	[2]	(9,150,000)	30,850,000	31,300,000	12/31/2009
126670QT8	4,999,957	3,628,335		(1,371,622)	3,628,335	1,948,947	9/30/2009
126670QU5	19,998,914	12,696,540		(7,302,374)	12,696,540	7,020,652	9/30/2009
251511AC5	18,175,550	14,861,707		(3,313,843)	14,861,707	8,959,648	9/30/2009
33848JAC9	9,112,868	6,923,454		(2,189,414)	6,923,454	6,366,877	9/30/2009
3622ECAK2	20,941,477	18,788,252		(2,153,225)	18,788,252	11,474,209	9/30/2009
3622ELAD8	50,223,381	44,199,500		(6,023,881)	44,199,500	26,566,545	9/30/2009
362334NC4	17,932,324	14,708,014		(3,224,310)	14,708,014	8,351,942	9/30/2009
362375AD9	19,344,302	15,288,032		(4,056,270)	15,288,032	10,719,528	9/30/2009
395386AP0	16,986,719	14,017,799		(2,968,920)	14,017,799	11,738,682	9/30/2009
525221CM7	28,026,636	24,254,757		(3,771,879)	24,254,757	7,226,630	9/30/2009
525221JW8	44,542,371	42,492,282		(2,050,089)	42,492,282	25,949,093	9/30/2009
52523KAH7	14,909,635	11,956,832		(2,952,803)	11,956,832	8,970,537	9/30/2009
61750YAF6	39,999,988	33,373,686		(6,626,302)	33,373,686	18,338,272	9/30/2009
61752JAF7	14,943,281	12,681,357		(2,261,924)	12,681,357	8,250,000	9/30/2009
74040KAC6	4,810,269	—	[2]	(515,386)	4,294,883	4,294,883	9/30/2009
87222PAE3	39,983,008	36,209,916		(3,773,092)	36,209,916	16,649,220	9/30/2009
036510AB1	4,581,160	3,134,629		(1,446,531)	3,134,629	471,803	9/30/2009
03702YAC4	2,162,800	—	[2]	(432,560)	1,730,240	1,730,240	9/30/2009
05947UJV1	312,746	—	[2]	(90,811)	221,935	221,935	9/30/2009
05947UWA2	1,738,023	767,441		(970,582)	767,441	212,822	9/30/2009
05947UWB0	791,256	131,202		(660,054)	131,202	100,361	9/30/2009
05950EAP3	4,884,794	1,370,873		(3,513,921)	1,370,873	715,945	9/30/2009
059511AM7	5,904,407	3,154,584		(2,749,823)	3,154,584	750,192	9/30/2009
059511AS4	6,726,167	1,707,661		(5,018,506)	1,707,661	855,021	9/30/2009
059511AU9	9,752,428	2,073,166		(7,679,262)	2,073,166	1,137,750	9/30/2009
07387BEQ2	7,985,888	6,510,227		(1,475,661)	6,510,227	1,649,017	9/30/2009
07388RAN7	10,040,541	9,125,638		(914,903)	9,125,638	1,940,070	9/30/2009
07388RAP2	6,515,045	1,971,040		(4,544,005)	1,971,040	1,059,461	9/30/2009
07388VAL2	18,797,504	11,722,177		(7,075,327)	11,722,177	2,502,987	9/30/2009
07388YBA9	10,701,132	3,390,725		(7,310,407)	3,390,725	770,000	9/30/2009
07401DAN1	9,459,397	2,892,020		(6,567,377)	2,892,020	861,453	9/30/2009
12513YAP5	5,018,081	1,266,627		(3,751,454)	1,266,627	400,000	9/30/2009
19075CAK9	15,052,911	10,989,000		(4,063,911)	10,989,000	2,273,985	9/30/2009
19075CAL7	14,220,451	4,095,130		(10,125,321)	4,095,130	1,907,778	9/30/2009
19075CAM5	5,017,824	1,088,000		(3,929,824)	1,088,000	450,000	9/30/2009
19075CAN3	5,017,830	842,000		(4,175,830)	842,000	400,000	9/30/2009
19075CAS2	30,351,166	3,735,010		(26,616,156)	3,735,010	2,419,440	9/30/2009
20047EAP7	10,886,649	3,667,140		(7,219,509)	3,667,140	720,850	9/30/2009
20173VAM2	9,537,950	7,613,342		(1,924,608)	7,613,342	2,640,870	9/30/2009
22544QAM1	25,959,195	19,198,558		(6,760,637)	19,198,558	2,598,478	9/30/2009
22544QAN9	13,672,024	3,673,346		(9,998,678)	3,673,346	1,221,097	9/30/2009
22544QAP4	4,970,573	1,387,115		(3,583,458)	1,387,115	715,966	9/30/2009
225470H22	3,888,986	970,505		(2,918,481)	970,505	240,000	9/30/2009
362332AT5	15,051,925	8,451,781		(6,600,144)	8,451,781	2,285,175	9/30/2009
36828QSL1	2,972,198	1,764,915		(1,207,283)	1,764,915	611,917	9/30/2009
396789KF5	5,378,625	4,506,021		(872,604)	4,506,021	1,194,307	9/30/2009
46614KAB2	9,657,805	2,800,420		(6,857,385)	2,800,420	500,000	9/30/2009
46625YQ89	3,430,992	1,513,711		(1,917,281)	1,513,711	581,182	9/30/2009
46629YAM1	20,070,948	16,337,536		(3,733,412)	16,337,536	3,476,200	9/30/2009

B-102	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46630JAS8	$10,035,389	$2,912,412		$(7,122,977)	$2,912,412	$1,108,700	9/30/2009
46632HAR2	4,028,186	2,987,063		(1,041,123)	2,987,063	657,928	9/30/2009
50180CAM2	11,464,618	2,607,049		(8,857,569)	2,607,049	1,573,335	9/30/2009
55312TAJ2	9,036,266	4,409,675		(4,626,591)	4,409,675	1,432,692	9/30/2009
55312TAK9	24,178,234	5,855,254		(18,322,980)	5,855,254	2,631,250	9/30/2009
55312TAR4	701,767	692,323		(9,444)	692,323	849,940	9/30/2009
55312VAR9	22,585,862	20,572,173		(2,013,689)	20,572,173	2,925,000	9/30/2009
55312YAJ1	15,059,261	3,720,260		(11,339,001)	3,720,260	3,310,965	9/30/2009
55312YAK8	8,031,810	1,238,428		(6,793,382)	1,238,428	1,521,368	9/30/2009
55312YAL6	10,039,591	1,036,649		(9,002,942)	1,036,649	1,268,330	9/30/2009
55312YAS1	10,039,851	682,106		(9,357,745)	682,106	1,273,890	9/30/2009
55312YAT9	2,141,339	1,234,413		(906,926)	1,234,413	1,800,000	9/30/2009
59023BAL8	4,930,792	4,713,154		(217,638)	4,713,154	604,725	9/30/2009
60687VAM7	5,018,438	1,011,356		(4,007,082)	1,011,356	581,350	9/30/2009
60688BAM0	8,279,911	5,814,544		(2,465,367)	5,814,544	2,036,952	9/30/2009
60688BAS7	9,910,681	2,980,912		(6,929,769)	2,980,912	2,100,637	9/30/2009
606935AQ7	4,916,561	1,051,034		(3,865,527)	1,051,034	812,775	9/30/2009
61745MU68	3,909,052	2,521,714		(1,387,338)	2,521,714	949,776	9/30/2009
61746WE63	5,393,259	4,810,580		(582,679)	4,810,580	1,369,482	9/30/2009
61749MAE9	3,953,068	649,935		(3,303,133)	649,935	783,732	9/30/2009
61750CAS6	9,000,000	5,734,363		(3,265,637)	5,734,363	1,779,777	9/30/2009
61751NAQ5	4,014,486	2,487,197		(1,527,289)	2,487,197	496,676	9/30/2009
61753JAL3	10,039,489	1,923,248		(8,116,241)	1,923,248	1,497,480	9/30/2009
61754KAP0	16,333,731	13,409,091		(2,924,640)	13,409,091	1,823,465	9/30/2009
74438WAN6	2,435,634	1,816,058		(619,576)	1,816,058	483,756	9/30/2009
92978QAJ6	44,853,705	41,898,576		(2,955,129)	41,898,576	23,143,606	9/30/2009
92978QAN7	10,035,032	1,054,620		(8,980,412)	1,054,620	1,308,000	9/30/2009
92978QAP2	10,035,430	1,006,809		(9,028,621)	1,006,809	1,227,540	9/30/2009
92978QAR8	33,913,365	2,428,623		(31,484,742)	2,428,623	2,703,520	9/30/2009
92978QAT4	2,207,457	(307,191)		(2,514,648)	(307,191)	1,400,000	9/30/2009
92978TAL5	30,104,829	23,644,657		(6,460,172)	23,644,657	5,013,420	9/30/2009
92978TAM3	30,106,380	7,091,481		(23,014,899)	7,091,481	4,660,680	9/30/2009
02151CBD7	30,078,496	28,536,105		(1,542,391)	28,536,105	22,051,302	9/30/2009
12566XAG3	17,348,888	15,725,340		(1,623,548)	15,725,340	6,953,865	9/30/2009
02147QAE2	49,228,610	45,152,500		(4,076,110)	45,152,500	36,433,950	9/30/2009
12544RAL2	9,625,351	8,883,000		(742,351)	8,883,000	5,950,703	9/30/2009
12566XAE8	36,726,158	34,342,512		(2,383,646)	34,342,512	23,452,904	9/30/2009
16165TBJ1	11,550,415	10,448,900		(1,101,515)	10,448,900	6,535,688	9/30/2009
46627MAC1	11,998,763	11,109,835		(888,928)	11,109,835	5,856,448	9/30/2009
362334ME1	30,218,777	—	[2]	(12,195,320)	18,023,457	18,023,457	6/30/2009
61749EAE7	25,483,761	—	[2]	(16,778,706)	8,705,055	8,705,055	6/30/2009
643529AD2	15,955,720	—	[2]	(8,979,720)	6,976,000	6,976,000	6/30/2009
74040KAC6	5,669,246	—	[2]	(858,977)	4,810,269	4,810,269	6/30/2009
939344AN7	6,948,092	—	[2]	(1,155,092)	5,793,000	5,793,000	6/30/2009
015386AD7	1,718,750	—	[2]	(172,250)	1,546,500	1,546,500	6/30/2009
46630AAG3	3,008,127	—	[2]	(2,599,827)	408,300	408,300	6/30/2009
46630AAC2	3,509,499	—	[2]	(2,982,749)	526,750	526,750	6/30/2009
22545YAS0	22,629,873	—	[2]	(20,705,482)	1,924,391	1,924,391	6/30/2009
46630JAU3	20,074,125	—	[2]	(17,918,125)	2,156,000	2,156,000	6/30/2009
50179AAN7	5,511,632	—	[2]	(4,650,800)	860,832	860,832	6/30/2009
362332AV0	20,707,546	—	[2]	(18,846,146)	1,861,400	1,861,400	6/30/2009
50179AAS6	7,520,314	—	[2]	(6,537,495)	982,819	982,819	6/30/2009
22545LAR0	16,935,085	—	[2]	(14,758,255)	2,176,830	2,176,830	6/30/2009
50179AAM9	4,015,625	—	[2]	(3,284,425)	731,200	731,200	6/30/2009
07388YBE1	6,678,995	—	[2]	(6,104,995)	574,000	574,000	6/30/2009
07388YBC5	6,807,716	—	[2]	(6,205,016)	602,700	602,700	6/30/2009

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-103

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05950VAT7	$5,720,982	$—	[2]	$(5,312,292)	$408,690	$408,690	6/30/2009
05947UJT6	1,000,436	—	[2]	(743,026)	257,410	257,410	6/30/2009
22545LAT6	5,426,647	—	[2]	(4,926,626)	500,021	500,021	6/30/2009
61751NAR3	4,002,195	—	[2]	(3,660,595)	341,600	341,600	6/30/2009
92978MAT3	5,464,600	—	[2]	(4,860,639)	603,961	603,961	6/30/2009
92977QAQ1	13,034,405	—	[2]	(11,980,105)	1,054,300	1,054,300	6/30/2009
61754JAN8	2,787,584	—	[2]	(2,427,884)	359,700	359,700	6/30/2009
61753JAN9	7,376,067	—	[2]	(6,286,655)	1,089,412	1,089,412	6/30/2009
61753JAM1	10,040,730	—	[2]	(8,673,730)	1,367,000	1,367,000	6/30/2009
50180JAL9	7,028,178	—	[2]	(5,882,278)	1,145,900	1,145,900	6/30/2009
61749MAF6	2,933,947	—	[2]	(2,552,647)	381,300	381,300	6/30/2009
61746WE89	934,072	—	[2]	(703,548)	230,524	230,524	6/30/2009
61746WE71	2,038,212	—	[2]	(1,558,205)	480,007	480,007	6/30/2009
59023BAM6	5,888,700	—	[2]	(4,806,900)	1,081,800	1,081,800	6/30/2009
59022HEC2	6,984,225	—	[2]	(5,699,025)	1,285,200	1,285,200	6/30/2009
50180JAM7	17,068,049	—	[2]	(14,611,549)	2,456,500	2,456,500	6/30/2009
59022HED0	2,244,466	—	[2]	(1,953,125)	291,341	291,341	6/30/2009
52108RCK6	13,624,490	—	[2]	(12,692,065)	932,425	932,425	6/30/2009
50180JAR6	12,048,727	—	[2]	(10,654,327)	1,394,400	1,394,400	6/30/2009
52108MDU4	7,906,789	—	[2]	(6,461,189)	1,445,600	1,445,600	6/30/2009
251510CY7	9,287,032	—	[2]	(7,029,696)	2,257,336	2,257,336	6/30/2009
52521RAS0	3,173,730	—	[2]	(1,672,517)	1,501,213	1,501,213	6/30/2009
02149HAK6	27,458,769	—	[2]	(13,202,360)	14,256,409	14,256,409	6/30/2009
75115CAG2	10,160,350	—	[2]	(5,511,758)	4,648,592	4,648,592	6/30/2009
126378AG3	16,952,099	—	[2]	(8,331,528)	8,620,571	8,620,571	3/31/2009
126378AH1	18,332,132	—	[2]	(8,896,772)	9,435,360	9,435,360	3/31/2009
152314DT4	406,084	—	[2]	(125,394)	280,690	280,690	3/31/2009
46628SAG8	28,479,557	—	[2]	(15,739,186)	12,740,371	12,740,371	3/31/2009
589929JS8	3,614,073	—	[2]	(977,614)	2,636,460	2,636,460	3/31/2009
61749WAH0	8,348,064	—	[2]	(3,723,256)	4,624,808	4,624,808	3/31/2009
61749WAJ6	4,840,214	—	[2]	(2,064,598)	2,775,616	2,775,616	3/31/2009
74040KAC6	6,735,434	—	[2]	(1,066,188)	5,669,246	5,669,246	3/31/2009
84604CAE7	4,395,157	—	[2]	(2,954,291)	1,440,866	1,440,866	3/31/2009
939344AN7	7,049,401	—	[2]	(101,309)	6,948,092	6,948,092	3/31/2009
03702YAC4	4,325,600	—	[2]	(2,162,800)	2,162,800	2,162,800	3/31/2009
12513YAR1	46,179,909	—	[2]	(43,275,482)	2,904,427	2,904,427	3/31/2009
190749AN1	5,165,844	—	[2]	(4,674,925)	490,919	490,919	3/31/2009
22544QAQ2	14,679,428	—	[2]	(13,730,058)	949,370	949,370	3/31/2009
22545DAL1	18,978,397	—	[2]	(17,449,489)	1,528,908	1,528,908	3/31/2009
46629YAQ2	5,060,345	—	[2]	(4,730,706)	329,639	329,639	3/31/2009
46630JAW9	20,076,375	—	[2]	(18,747,505)	1,328,870	1,328,870	3/31/2009
55312TAQ6	1,243,450	—	[2]	(615,776)	627,674	627,674	3/31/2009
55312TAR4	1,246,413	—	[2]	(544,645)	701,768	701,768	3/31/2009
59022HEE8	1,733,805	—	[2]	(1,545,986)	187,819	187,819	3/31/2009
59023BAN4	6,816,310	—	[2]	(5,908,928)	907,382	907,382	3/31/2009
05949AA67	7,180,337	—	[2]	(4,018,514)	3,161,823	3,161,823	3/31/2009
05949AA75	831,546	—	[2]	(270,990)	560,556	560,556	3/31/2009
12667FR98	9,441,206	—	[2]	(3,893,272)	5,547,934	5,547,934	3/31/2009
12669DN87	2,733,589	—	[2]	(1,410,077)	1,323,512	1,323,512	3/31/2009
251510ET6	12,727,050	—	[2]	(11,016,684)	1,710,366	1,710,366	3/31/2009
79548KJH2	51,335	—	[2]	(23,450)	27,885	27,885	3/31/2009
79548KJJ8	53,540	—	[2]	(21,307)	32,233	32,233	3/31/2009
79548KJK5	28,691	—	[2]	(12,508)	16,183	16,183	3/31/2009
02148FAW5	32,011,265	—	[2]	(13,311,789)	18,699,476	18,699,476	3/31/2009
12667G8B2	299,003	—	[2]	(124,689)	174,314	174,314	3/31/2009
76110H5M7	236,856	—	[2]	(153,532)	83,324	83,324	3/31/2009

B-104	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
76114DAE4	$18,470,379	$—	[2]	$(12,205,478)	$6,264,901	$6,264,901	3/31/2009
76114DAE4	7,280,863	—	[2]	(2,325,579)	4,955,284	4,955,284	12/31/2008
015386AD7	2,437,500	—	[2]	(722,816)	1,714,684	1,714,684	12/31/2008
02148YAD6	24,448,783	—	[2]	(10,894,044)	13,554,738	13,554,738	12/31/2008
028909AC3	1,459,724	—	[2]	(481,866)	977,858	977,858	12/31/2008
03702YAC4	7,278,038	—	[2]	(2,952,438)	4,325,600	4,325,600	12/31/2008
05947UJV1	884,711	—	[2]	(566,669)	318,042	318,042	12/31/2008
05947UWC8	724,284	—	[2]	(637,873)	86,411	86,411	12/31/2008
05947UWD6	917,748	—	[2]	(838,199)	79,549	79,549	12/31/2008
05949AA75	2,375,256	—	[2]	(1,542,097)	833,159	833,159	12/31/2008
05949AM23	5,328,628	—	[2]	(3,347,549)	1,981,079	1,981,079	12/31/2008
05949AM31	1,618,515	—	[2]	(1,265,231)	353,284	353,284	12/31/2008
073945AS6	1,754,077	—	[2]	(1,498,173)	255,904	255,904	12/31/2008
12558MBP6	16,579,545	—	[2]	(13,472,642)	3,106,903	3,106,903	12/31/2008
12667G8B2	444,952	—	[2]	(146,728)	298,224	298,224	12/31/2008
12669EWZ5	4,405,837	—	[2]	(2,024,744)	2,381,093	2,381,093	12/31/2008
152314DT4	1,149,308	—	[2]	(750,425)	398,883	398,883	12/31/2008
17310MAS9	4,015,015	—	[2]	(3,485,815)	529,200	529,200	12/31/2008
20173MAQ3	4,869,808	—	[2]	(4,234,308)	635,500	635,500	12/31/2008
21075WCJ2	1,407,861	—	[2]	(377,699)	1,030,162	1,030,162	12/31/2008
22540VHN5	2,463,713	—	[2]	(1,124,977)	1,338,736	1,338,736	12/31/2008
22545LAV1	4,260,344	—	[2]	(3,754,459)	505,885	505,885	12/31/2008
22545XAP8	33,792,994	—	[2]	(29,365,135)	4,427,859	4,427,859	12/31/2008
294751DY5	1,586,038	—	[2]	(894,024)	692,014	692,014	12/31/2008
294751FC1	2,299,916	—	[2]	(1,875,560)	424,356	424,356	12/31/2008
36228CDP5	750,894	—	[2]	(532,759)	218,135	218,135	12/31/2008
3622ECAH9	9,815,000	—	[2]	(6,403,699)	3,411,301	3,411,301	12/31/2008
3622MSAC6	14,658,028	—	[2]	(12,858,028)	1,800,000	1,800,000	12/31/2008
38500XAM4	3,263,688	—	[2]	(2,878,688)	385,000	385,000	12/31/2008
46412QAD9	6,997,504	—	[2]	(5,554,244)	1,443,260	1,443,260	12/31/2008
46625M2W8	1,708,545	—	[2]	(1,550,593)	157,952	157,952	12/31/2008
46625M2Y4	596,284	—	[2]	(442,858)	153,426	153,426	12/31/2008
46625YQ97	4,931,368	—	[2]	(4,159,368)	772,000	772,000	12/31/2008
50179MBT7	7,930,571	—	[2]	(6,789,914)	1,140,656	1,140,656	12/31/2008
50180CAV2	6,024,175	—	[2]	(5,211,175)	813,000	813,000	12/31/2008
50180CAW0	7,183,387	—	[2]	(6,315,658)	867,729	867,729	12/31/2008
53944MAC3	6,954,397	—	[2]	(5,694,397)	1,260,000	1,260,000	12/31/2008
55312TAQ6	3,817,868	—	[2]	(2,574,418)	1,243,450	1,243,450	12/31/2008
55312TAR4	3,616,402	—	[2]	(2,369,989)	1,246,413	1,246,413	12/31/2008
55312YAT9	20,004,831	—	[2]	(17,949,031)	2,055,800	2,055,800	12/31/2008
589929JS8	4,196,584	—	[2]	(460,813)	3,735,771	3,735,771	12/31/2008
59022HEF5	1,041,525	—	[2]	(907,992)	133,533	133,533	12/31/2008
60687VAN5	3,276,152	—	[2]	(2,857,652)	418,500	418,500	12/31/2008
617453AC9	4,941,714	—	[2]	(4,307,214)	634,500	634,500	12/31/2008
617453AD7	6,839,059	—	[2]	(6,037,244)	801,815	801,815	12/31/2008
61746WE97	982,114	—	[2]	(622,238)	359,876	359,876	12/31/2008
61746WF21	198,149	—	[2]	(108,779)	89,370	89,370	12/31/2008
61749MAG4	2,463,365	—	[2]	(2,174,584)	288,781	288,781	12/31/2008
70556RAD3	41,824,931	—	[2]	(16,186,786)	25,638,145	25,638,145	12/31/2008
74040KAC6	14,387,860	—	[2]	(7,644,893)	6,742,967	6,742,967	12/31/2008
74924PAJ1	1,071,735	—	[2]	(577,030)	494,705	494,705	12/31/2008
760985U58	380,419	—	[2]	(70,655)	309,764	309,764	12/31/2008
760985U66	166,134	—	[2]	(69,050)	97,084	97,084	12/31/2008
76110HQT9	2,966,509	—	[2]	(1,968,981)	997,528	997,528	12/31/2008
76110VLD8	2,354,851	—	[2]	(467,251)	1,887,601	1,887,601	12/31/2008
76110VPJ1	2,462,808	—	[2]	(780,464)	1,682,344	1,682,344	12/31/2008

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-105

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	concluded

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
76110VPU6	$1,428,428	$—	[2]	$(659,001)	$769,427	$769,427	12/31/2008
76110VTQ1	6,999,985	—	[2]	(6,060,515)	939,470	939,470	12/31/2008
76110WRX6	4,096,799	—	[2]	(1,412,549)	2,684,250	2,684,250	12/31/2008
76110WVT0	1,123,115	—	[2]	(565,567)	557,549	557,549	12/31/2008
76113GAC2	4,756,743	—	[2]	(4,437,090)	319,653	319,653	12/31/2008
92978QAT4	20,021,630	—	[2]	(17,893,630)	2,128,000	2,128,000	12/31/2008
939344AN7	10,000,000	—	[2]	(3,054,200)	6,945,800	6,945,800	12/31/2008
93934DAQ0	87,351	—	[2]	(51,823)	35,528	35,528	12/31/2008
94980KAQ5	1,103,943	—	[2]	(643,629)	460,314	460,314	12/31/2008
004421RV7	9,463,168	7,747,697	[1]	(1,715,471)	7,747,697	7,003,715	9/30/2008
03702YAC4	21,627,908	—	[2]	(14,058,108)	7,569,800	7,569,800	9/30/2008
05949AM31	1,873,669	1,656,719	[1]	(216,950)	1,656,719	739,839	9/30/2008
12558MBP6	19,071,607	16,855,724	[1]	(2,215,883)	16,855,724	5,396,442	9/30/2008
55312TAQ6	10,046,558	—	[2]	(6,083,638)	3,962,920	3,962,920	9/30/2008
55312TAR4	11,893,403	—	[2]	(8,099,902)	3,793,501	3,793,501	9/30/2008
589929JS8	5,505,188	—	[2]	(694,732)	4,810,456	4,810,456	9/30/2008
59022HEF5	1,160,443	1,060,145	[1]	(100,298)	1,060,145	445,708	9/30/2008
74040KAC6	15,328,440	—	[2]	(940,580)	14,387,860	14,387,860	9/30/2008
86800YAA4	44,853,071	—	[2]	(17,120,021)	27,733,050	27,733,050	9/30/2008
316781AA1	14,886,100	—	[2]	(8,432,550)	6,563,550	6,563,550	9/30/2008
67088CAA5	20,000,000	—	[2]	(17,500,000)	2,500,000	2,500,000	9/30/2008
004421RV7	13,293,979	10,420,391	[1]	(2,873,588)	10,420,391	8,677,457	6/30/2008
05947UJV1	1,613,758	1,063,032	[1]	(550,726)	1,063,032	2,510,921	6/30/2008
152314DT4	1,874,385	1,222,995	[1]	(651,390)	1,222,995	1,436,123	6/30/2008
74040KAC6	16,983,047	—	[2]	(834,284)	16,148,763	16,148,763	6/30/2008
46625M2Y4	1,434,849	674,165	[1]	(760,684)	674,165	727,135	3/31/2008
61746WE97	1,687,099	1,085,336	[1]	(601,763)	1,085,336	1,710,037	3/31/2008
61746WF21	659,501	249,760	[1]	(409,741)	249,760	545,244	3/31/2008
68400XBL3	557,541	280,704	[1]	(276,837)	280,704	426,874	3/31/2008
760985U66	867,188	—	[2]	(536,924)	330,264	330,264	12/31/2007
363259AA0	15,000,000	—	[2]	(4,800,000)	10,200,000	10,200,000	12/31/2007
61746WF21	771,351	676,705	[1]	(94,646)	676,705	556,580	12/31/2007
760985U58	2,813,940	911,116	[1]	(1,902,824)	911,116	2,421,305	12/31/2007
76110WRX6	5,900,848	4,987,584	[1]	(913,264)	4,987,584	4,149,159	12/31/2007
652454BB4	10,000,000	—	[2]	(1,500,000)	8,500,000	8,500,000	9/30/2007
652454BC2	5,000,000	—	[2]	(850,000)	4,150,000	4,150,000	9/30/2007
52518RBE5	1,322,892	—	[2]	(333,510)	989,382	989,382	6/30/2006
74681@AK5	4,500,000	—	[2]	(2,487,421)	2,012,579	2,012,579	9/30/2003
Total				$(3,047,273,287)

[1]	Impairment based on undiscounted cash flows.
[2]	Impairment based on Fair Value.
*	Securities identified as having a net present value of $0.

B-106	Statement of Additional Information ■ TIAA Separate Account VA-1

APPENDIX A: TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

I. INTRODUCTION

Purpose and Applicability of Policy Statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly-traded operating companies and may not be directly applicable to open-end investment companies or privately-held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly-traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why We Focus on Corporate Governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options-back dating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

II. TIAA-CREF’S CORPORATE GOVERNANCE PROGRAM

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-107

B. Governance Activities

1. Proxy Voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impact their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

•	submitting shareholder resolutions

•	withholding or voting against one or more directors

•	requesting other investors to support our initiatives

•	engaging in collaborative action with other investors

•	engaging in public dialogue and commentary

•	supporting an election contest or change of control transaction

•	conducting a proxy solicitation
•	seeking regulatory or legislative relief

•	commencing or supporting litigation

•	pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought Leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

B-108	Statement of Additional Information ■ TIAA Separate Account VA-1

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International Corporate Governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

•	Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.
•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.

•	Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.

•	Policies and internal systems designed to avoid bribery and corruption are underdeveloped or nonexistent.

III. SHAREHOLDERS’ RIGHTS AND RESPONSIBILITIES

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly-traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally Applicable Shareholder Rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly-traded company.

1.	Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.	One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically asses the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-109

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.	Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.	Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.	Anti-takeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose anti-takeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that anti-takeover measures should be limited by reasonable expiration periods.

8.	Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9.	Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

10.	Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This particularly problematic in many foreign markets.
11.	Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12.	Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder Responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1.	Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2.	Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

B-110	Statement of Additional Information ■ TIAA Separate Account VA-1

3.	Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4.	Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5.	Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the life blood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6.	Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

7.	Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.
8.	Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly-traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9.	Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. CORPORATE GOVERNANCE PRINCIPLES

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and

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are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of Portfolio Companies

1. The Board of Directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board Membership

1.	Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2.	Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.
3.	Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.

4.	Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5.	Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6.	Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director Elections

TIAA-CREF has adopted the following policy on director elections:

1.	Directors should be elected annually by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5.	Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director Nomination

1.	Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director

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service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

2.	Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3.	Shareholder Nominations. Boards should establish and dis close the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4.	Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board Responsibilities

1.	Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2.	Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3.	CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4.	Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board Operation

1.	Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

2.	Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3.	Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4.	Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty of loyalty) has occurred, then directors should not be indemnified.

5.	Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair

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roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counter balance to the CEO/chair.

Board Organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1.	Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2.	Each committee should have the power to hire independent experts and advisors.

3.	Each committee should report to the full board on the issues and decisions for which it is responsible.

4.	Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive Compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

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Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General Principles

Executive compensation should be based on the following principles:

1.	Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

3.	Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.

4.	Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5.	Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

6.	The board should not unduly rely on comparative industry data and other outside surveys to make compensation determinations; especially if such information is inconsistent with the company’s compensation philosophy.

7.	Compensation Committees should work only with consultants who are independent of management.

8.	Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.

9.	Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.

10.	If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles Specific to Equity-Based Compensation Plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2.	All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.	Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

7.	Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.

8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.

10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.	Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12.	Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

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Compensation Discussion and Analysis

A company’s compensation disclosure should be based on the following principles:

1.	The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.

2.	The disclosure should explain how the program seeks to identify and reward the value added by management.

3.	The disclosure should identify how compensation is linked to long-term sustainable value creation.

4.	Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.

5.	When possible, charts should be used in conjunction with narratives to enhance comprehension.

6.	When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7.	Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.

8.	Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9.	Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.

10.	Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.

11.	If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. ENVIRONMENTAL AND SOCIAL ISSUES

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of Concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and Health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

•	A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;

•

Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

•	Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and

•	Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human Rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

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Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and Non-Discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and Corporate Political Influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product Responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

APPENDIX A: PROXY VOTING GUIDELINES

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context,

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including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

•

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

•	When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Contested Elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority Vote for the Election of Directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of Expenses for Dissident Shareholder Nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish Specific Board Committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for re-election annually.

Cumulative Voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of Auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to Call a Special Meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and

B-118	Statement of Additional Information ■ TIAA Separate Account VA-1

generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to Act by Written Consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval; and

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for Compensation Issues

Equity-Based Compensation Plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•	Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants.
Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•	Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder Resolutions on Executive Compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-119

Advisory Vote on Compensation Disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory vote on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden Parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachutes proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for Environmental and Social Issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global Climate Change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of Natural Resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on Ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global Labor Standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and Non-Discrimination:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s non-discrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global Human Rights Codes of Conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate Response to Global Health Risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate Political Influence:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

•

TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal Welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product Responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

B-120	Statement of Additional Information ■ TIAA Separate Account VA-1

Predatory Lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

•	TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

TIAA Separate Account VA-1 ■ Statement of Additional Information	B-121

730 Third Avenue New York, NY 10017-3206

A10893 (5/12)

PART C

OTHER INFORMATION

Item 29. Financial Statements and Exhibits

(a)	Financial statements.

All required financial statements for the Registrant are included in the Registrant’s December 31, 2011 annual report to Contract Owners and are incorporated herein by reference. All required financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) are included with Part B (the Statement of Additional Information) of this Registration Statement.

(b)	Exhibits:

(1)	Resolution of the Board of Trustees of TIAA establishing the Registrant (1)(6)

(2)	(A) Rules and Regulations of the Registrant (2)(6)

(B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001 (2)(6)

(C) Amendment to the Rules and Regulations of Registration (9)

(D) Amendment to the Rules and Regulations of Registrant, adopted as of October 2, 2006 (14)

(3)	(A) Custodial Services Agreement between TIAA and Bankers Trust Company (3)(6)

(B) Custodian Agreement dated November 20, 2007 between Registrant, State Street Bank and Trust Company (“State Street”) and certain other parties thereto. (15)

(4)	Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. (2)(6)

(5)	(A) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. dated September 15, 1994 (“Distribution Agreement”) (2)

(B) Amendment dated August 1, 1995 to Distribution Agreement (4)

(C) Amendment dated November 3, 1997 to Distribution Agreement (5)

(D) Amendment dated October 19, 2004 to Distribution Agreement (12)

(6)	(A) Form of original Teachers Personal Annuity Contract (effective November 1, 1994) (2)

(B) Forms of new Teachers Personal Annuity Contracts (11)

(C) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (2)(6)

(7)	Form of Application for Teachers Personal Annuity Contract (2)(6)

(8)	(A) Charter of TIAA, as amended (2)(6)(8)(10)(16)

(B) Bylaws of TIAA, as amended (2)(6)(8)(10)(16)

(9)	None

(10)	(A) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended (11)

(B) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended (11)

(C) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan (15)

(D) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan (15)

(11)	(A) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 (“Administration Agreement”) (2)

(B) Amendment dated August 1, 1995 to Administration Agreement (4)

(C) Amendment dated June 1, 2005 to Administration Agreement (13)

(D) Form of Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company dated as of November 20, 2007 (15)

(12)	(A) Opinion and Consent of Jonathan W. Feigelson, Esquire*

(B) Consent of Dechert LLP*

(13)	(A) Consent of PricewaterhouseCoopers LLP (with respect to the Registrant)*

(B) Consent of PricewaterhouseCoopers LLP (with respect to TIAA)*

(14)	None

(15)	Seed Money Agreement by and between TIAA and the Registrant (2)(6)

(16)	Schedule of Computation of Performance Information (2)(6)(8(10)

(17)	(A) Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities) (7)

(B) TIAA Investment Policy (10)

(C) CREF Investment Policy State (10)

(D) Amended Code of Ethics and Policy Statement on Personal Trading (12)

(E) Code of Ethics (CREF, Funds and Advisers) (18)

(18)	Power of Attorney for Thomas J. Kenny*

*	Filed herewith.
(1)	Incorporated by reference to the Exhibit filed electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124)).
(2)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124).
(3)	Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124).
(4)	Previously filed in Post-effective Amendment No. 2 to Form N-3 dated March 26, 1996 (File No. 33-79124) and incorporated herein by reference.
(5)	Previously filed in Post-effective Amendment No. 4 to Form N-3 dated March 27, 1998 (File No. 33-79124) and incorporated herein by reference.
(6)	Previously filed in Post-effective Amendment No. 5 to Form N-3 dated April 1, 1999 (File No. 33-79124) and incorporated herein by reference.
(7)	Previously filed in Post-effective Amendment No. 6 to Form N-3 dated March 30, 2000 (File No. 33-79124) and incorporated herein by reference.
(8)	Previously filed in Post-effective Amendment No. 7 to Form N-3 dated March 29, 2001 (File No. 33-79124) and incorporated herein by reference.
(9)	Previously filed in Post-effective Amendment No. 8 to Form N-3 dated April 1, 2002 (File No. 33-79124) and incorporated herein by reference.
(10)	Previously filed in Post-effective Amendment No. 9 to Form N-3 dated May 1, 2003 (File No. 33-79124) and incorporated herein by reference.
(11)	Previously filed in Post-effective Amendment No. 10 to Form N-3 dated May 1, 2004 (File No. 33-79124) and incorporated herein by reference.
(12)	Previously filed in Post-effective Amendment No. 12 to Form N-3 dated May 1, 2005 (File No. 33-79124) and incorporated herein by reference.

(13)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated May 1, 2006 (File No. 33-79124) and incorporated herein by reference.
(14)	Previously filed in Post-effective Amendment No. 14 to Form N-3 dated May 1, 2007 (File No. 33-79124) and incorporated herein by reference.
(15)	Previously filed in Post-effective Amendment No. 15 to Form N-3 dated May 1, 2008 (File No. 33-79124) and incorporated herein by reference.
(16)	Previously filed in Post-effective Amendment No. 17 to Form N-3 dated May 1, 2010 (File No. 33-79124) and incorporated herein by reference.
(17)	Previously filed in Post-effective Amendment No. 18 to Form N-3 dated May 1, 2011 (File No. 33-79124) and incorporated herein by reference.

Item 30. Directors and Officers of the Insurance Company

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Jeffrey R. Brown William G. Karnes Professor of Finance and Director of the Center for Business and Public Policy University of Illinois at Urbana-Champaign 730 Third Avenue New York, NY 10017-3206	Manager	None

Robert C. Clark Distinguished Service Professor and Austin Wakemen Scott Professor of Law Harvard Law School Harvard University 730 Third Avenue New York, NY 10017-3206	Manager	None

Lisa W. Hess President and Managing Partner Sky Top Capital 730 Third Avenue New York, NY 10017-3206	Manager	None

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Edward M. Hundert, M.D. Senior Lecturer in Medical Ethics Harvard Medical School Harvard University 730 Third Avenue New York, NY 10017-3206	Manager	None

Lawrence H. Linden Founding Trustee, Linden Trust for Conservation 730 Third Avenue New York, NY 10017-3206	Manager	None

Maureen O’Hara R.W. Purcell Professor of Finance Johnson Graduate School of Management Cornell University 730 Third Avenue New York, NY 10017-3206	Manager	None

Donald K. Peterson Former Chairman and Chief Executive Officer Avaya Inc. 730 Third Avenue New York, NY 10017-3206	Manager	None

Sidney A. Ribeau President Howard University 730 Third Avenue New York, NY 10017-3206	Manager	None

Dorothy K. Robinson Vice President and General Counsel Yale University 730 Third Avenue New York, NY 10017-3206	Manager	None

David L. Shedlarz Former Vice Chairman Pfizer Inc. 730 Third Avenue New York, NY 10017-3206	Manager	None

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Ronald L. Thompson Former Chairman and Chief Executive Officer Midwest Stamping and Manufacturing Company 730 Third Avenue New York, NY 10017-3206	Trustee and Chairman	None

Marta Tienda Maurice P. During ‘22 Professor in Demographic Studies Woodrow Wilson School Princeton University 730 Third Avenue New York, NY 10017-3206	Manager	None

Rosalie J. Wolf Managing Partner Botanica Capital Partners LLC 730 Third Avenue New York, NY 10017-3206	Manager	None

Brandon Becker TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Legal Officer	Executive Vice President and Chief Legal Officer

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Vice President, Senior Compliance Officer	Chief Compliance Officer

Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, New York 10017-3206	President and Chief Executive Officer	President and Chief Executive Officer

Eugene Flood, Jr. TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President	Executive Vice President

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Senior Vice President, Funds Treasurer	Chief Financial Officer, Principal Accounting Officer and Treasurer

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Head of Risk Management	Executive Vice President, Head of Risk Management

Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Chief Operating Officer	Executive Vice President

Edward Van Dolsen TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President	Executive Vice President

Constance Weaver TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President, Chief Marketing and Communications Officer	Executive Vice President

Virginia M. Wilson TIAA-CREF 730 Third Avenue New York, New York 10017-3206	Executive Vice President and Chief Financial Officer	Executive Vice President

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF Funds, each of which has Teachers Advisors, Inc., or an affiliate, as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 32. Number of Contractowners

As of December 31, 2011, there were 24,240 contracts in force.

Item 33. Indemnification

The Registrant shall indemnify each of the members of the Management Committee (“Managers”) and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

Investment advisory services for the Registrant are provided by Teachers Advisors. In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The business and other connections of Advisors’ officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

Item 35. Principal Underwriters

Teachers Personal Investors Service, Inc. (“TPIS”) acts as principal underwriter for the Registrant. TPIS also acts as the principal underwriter for the TIAA-CREF Funds (including the

TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds) and TIAA-CREF Life Funds.

The directors of TPIS are Keith Rauschenbusch, Douglas Chittenden, Edward Moslander and Catherine McCabe. The officers of TPIS are as follows:

Name and Principal Business Address*	Position and Offices with Underwriter	Positions and Offices with Registrant
Keith Henry Rauschenbach	Chair	None
Patricia Ann Conti	Chief Financial Officer	None
Ilene Linda Shore	Chief Operating Officer	None
Brian Michael Moran	Chief Compliance Officer	None
Michael Phillips	Chief Legal Officer and
	Assistant Secretary	None
William Bair	Controller	None
Marjorie Pierre-Merritt	Secretary	None
Jorge Gutierrez	Treasurer	None
Jennifer Sisom	Assistant Treasurer	None
John George Panagakis	Vice President	None
Kevin John Maxwell	Vice President	None
Edward Moslander	Vice President	None
Mark Campisano	Vice President	None
Kathleen Goff	Vice President, Tax	None
Thomas Dudek	Anti-Money Laundering	None
Compliance Officer
Janet Acosta	Assistant Secretary	None
Stewart P. Greene	Assistant Secretary	None
David Iscovici	Assistant Secretary	None
Meredith J. Kornreich	Assistant Secretary	None
Ann Medeiros	Assistant Secretary	None

*	The business address of all directors and officers of TPIS is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of TPIS can be found on Schedule A of Form BD for TPIS, as currently on file with the Commission (File No. 8-47051).

Item 36. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918, CitiStorage, 5 North 11th Street, Brooklyn, NY 11211, and File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 37. Management Services

Not Applicable.

Item 38. Undertakings and Representations

(a) Not Applicable.

(b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

(e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the TIAA Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2012.

TIAA SEPARATE ACCOUNT VA-1

By:	/s/ Roger W. Ferguson, Jr.
Roger W. Ferguson, Jr.
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Roger W. Ferguson, Jr. Roger W. Ferguson, Jr.	President and Chief Executive Officer (Principal Executive Officer)	April 27, 2012

/s/ Phillip G. Goff Phillip G. Goff	Chief Financial Officer, Principal Accounting Officer and Treasurer (Principal Financial and Accounting Officer)	April 27, 2012

SIGNATURE OF MANAGER	DATE	SIGNATURE OF MANAGER	DATE

* Forrest Berkley	April 27, 2012	† Thomas J. Kenny	April 27, 2012

* Nancy Eckl	April 27, 2012	* Bridget A. Macaskill	April 27, 2012

* Michael A. Forrester	April 27, 2012	* James M. Poterba	April 27, 2012

* Howell E. Jackson	April 27, 2012	* Maceo K. Sloan	April 27, 2012

* Nancy L. Jacobs	April 27, 2012	* Laura T. Starks	April 27, 2012

* /s/ Stewart P. Greene Stewart P. Greene as attorney-in-fact	April 27, 2012

*	Signed by Stewart P. Greene pursuant to powers of attorney previously filed with the SEC
†	Signed pursuant to a power of attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

12(A)	Opinion and Consent of Jonathan Feigelson, Esq.

12(B)	Consent of Dechert LLP

13(A)	Consent of PricewaterhouseCoopers LLP

13(B)	Consent of PricewaterhouseCoopers LLP

18	Power of Attorney for Thomas J. Kenny